-------------------------------------------------------------------------------
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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM N-1A

                  REGISTRATION STATEMENT (NO. 333-63579) UNDER
                           THE SECURITIES ACT OF 1933

                           PRE-EFFECTIVE AMENDMENT NO.
                         POST-EFFECTIVE AMENDMENT NO. 6

                                       AND

              REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY
                                  ACT OF 1940

                                AMENDMENT NO. 9



                             VANGUARD MASSACHUSETTS
                                 TAX-EXEMPT FUND
        (EXACT NAME OF REGISTRANT AS SPECIFIED IN DECLARATION OF TRUST)

                     P.O. BOX 2600, VALLEY FORGE, PA 19482
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE)

                  REGISTRANT'S TELEPHONE NUMBER (610) 669-1000

                           R. GREGORY BARTON, ESQUIRE
                                  P.O. BOX 876
                             VALLEY FORGE, PA 19482

                IT IS PROPOSED THAT THIS FILING BECOME EFFECTIVE ON MARCH 28, 2003, PURSUANT TO PARAGRAPH (B) OF RULE 485.



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


VANGUARD(R) MASSACHUSETTS
TAX-EXEMPT FUND
Investor Shares . March 28, 2003

This prospectus
contains financial data
for the Fund through
the fiscal year ended November 30, 2002.



NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

VANGUARD MASSACHUSETTS TAX-EXEMPT FUND
Prospectus
March 28, 2003


A Federal and Massachusetts State Tax-Exempt Income Mutual Fund




--------------------------------------------------------------------------------
CONTENTS

  1 FUND PROFILE
  3 ADDITIONAL INFORMATION
  4 AN INTRODUCTION TO
    TAX-EXEMPT INVESTING
  4 MORE ON THE FUND
 10 THE FUND AND VANGUARD
 11 INVESTMENT ADVISER
 12 DIVIDEDS, CAPITAL GAINS,
    AND TAXES
 13 SHARE PRICE
 14 FINANCIAL HIGHLIGHTS
 15 INVESTING WITH VANGUARD
   15 Buying Shares
   17 Redeeming Shares
   19 Exchanging Shares
   20 Other Rules You Should Know
   22 Fund and Account Updates
   23 Contacting Vanguard
 GLOSSARY (inside back cover)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
 WHY READING THIS PROSPECTUS IS IMPORTANT

This prospectus explains the investment objective, policies, strategies, and risks associated with the Fund. To highlight terms and concepts important to mutual fund investors, we have provided Plain Talk(R) explanations along the way. Reading the prospectus will help you decide whether the Fund is the right investment for you. We suggest that you keep this prospectus for future reference.
-------------------------------------------------------------------------------

1

FUND PROFILE


INVESTMENT OBJECTIVE
The Fund seeks to provide a high level of current income that is exempt from both federal and Massachusetts personal income taxes. The Fund is intended for Massachusetts residents only.

PRIMARY INVESTMENT STRATEGIES
The Fund invests primarily in high-quality municipal bonds issued by Massachusetts state and local governments and regional governmental authorities. At least 80% of the Fund's assets will be invested in securities that are exempt from federal and Massachusetts taxes. Although the Fund has no limitations on the maturities of individual securities, its dollar-weighted average nominal maturity is expected to be between 12 and 25 years. For more information, see "Security Selection" under MORE ON THE FUND.


PRIMARY RISKS
An investment in the Fund could lose money over short or even long periods. You should expect the Fund's share price and total return to fluctuate within a wide range, like the fluctuations of the overall bond market. The Fund's performance could be hurt by:
- State-specific risk, because the Fund invests primarily in securities issued by Massachusetts and its municipalities; it is therefore more vulnerable to unfavorable developments in Massachusetts than are funds that invest in municipal securities of many states. Unfavorable developments in any economic sector may have far-reaching ramifications on the overall Massachusetts municipal market.
- Interest rate risk, which is the chance that bond prices overall will decline over short or even long periods because of rising interest rates. Interest rate risk should be high for the Fund because it invests mainly in long-term bonds, whose prices are much more sensitive to interest rate changes than are the prices of shorter-term bonds.
- Call risk, which is the chance that during periods of falling interest rates, issuers will call--or repay--higher-yielding bonds that are callable before their maturity dates. The Fund would lose potential price appreciation and would be forced to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the Fund's income. Call risk is generally high for long-term bond funds.
- Credit risk, which is the chance that a bond issuer will fail to pay interest and principal in a timely manner, or that negative perceptions of the issuer's ability to make such payments will cause security prices to decline. Credit risk should be low for the Fund because it invests mainly in bonds that are considered to be of high quality.
- Income risk, which is the chance that falling interest rates will cause the Fund's income to decline. Income risk is generally low for long-term bond funds.
- Manager risk, which is the chance that poor security selection will cause the Fund to underperform other funds with a similar investment objective.
- Nondiversification risk, which is the chance that the Fund's performance may be hurt disproportionately by the poor performance of relatively few securities. The Fund is considered nondiversified, which means that it may invest a greater percentage of its assets in the securities of particular issuers as compared with other mutual funds.

                                                                           2
PERFORMANCE/RISK INFORMATION
The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund has varied from one calendar year to another over the periods shown.
      ----------------------------------------------------
                       ANNUAL TOTAL RETURNS
      ----------------------------------------------------
                        1999 - -4.16
                        2000 - 13.78
                        2001 - 4.34
                        2002 - 9.09
      ----------------------------------------------------

 During the periods shown in the bar chart, the highest return for a calendar quarter was 5.55% (quarter ended December 31, 2000), and the lowest return for a quarter was -2.35% (quarter ended June 30, 1999).
 The table shows how the average annual total returns of the Fund compare with those of a relevant market index. To calculate the figures that depict the impact of taxes on returns, we assumed that, at the time of each distribution of income or capital gains, the shareholder was in the highest federal marginal income tax bracket. We did not take into consideration state or local income taxes.
 In certain cases the figure representing "Return After Taxes on Distributions and Sale of Fund Shares" may be higher than the other return figures for the same period. A higher after-tax return results when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. Please note that your after-tax returns depend on your tax situation and may differ from those shown.
 Also note that if you own the Fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, after-tax information does not apply to your investment, because such accounts are subject to taxes only upon distribution.
 Finally, keep in mind that the Fund's performance--whether before taxes or after taxes--does not indicate how it will perform in the future.




--------------------------------------------------------------------------------
                          AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------
                                              PERIODS ENDED DECEMBER 31, 2002
                                                                         SINCE
                                                          1 YEAR     INCEPTION*
-------------------------------------------------------------------------------
VANGUARD MASSACHUSETTS TAX-EXEMPT FUND
 Return Before Taxes                                        9.09%        5.45%
 Return After Taxes on Distributions                        9.09         5.45
 Return After Taxes on Distributions and Sale of Fund       7.45         5.30
  Shares
LEHMAN BROTHERS MUNICIPAL BOND INDEX (reflects no           9.60%        5.85%
 deduction for fees, expenses, or taxes)
-------------------------------------------------------------------------------
*Since-inception  returns are from December 9,  1998--the  inception date of the
 Fund--through December 31, 2002.
-------------------------------------------------------------------------------

3

FEES AND EXPENSES
The following table describes the fees and expenses you may pay if you buy and hold shares of the Fund. The expenses shown under Annual Fund Operating Expenses are based on those incurred in the fiscal year ended November 30, 2002.


    SHAREHOLDER FEES (fees paid directly from your investment)
    Sales Charge (Load) Imposed on Purchases:                       None
    Purchase Fee:                                                   None
    Sales Charge (Load) Imposed on Reinvested Dividends:            None
    Redemption Fee:                                                 None*


    ANNUAL FUND OPERATING EXPENSES (expenses deducted from the Fund's assets)
    Management Expenses:                                           0.12%
    12b-1 Distribution Fee:                                         None
    Other Expenses:                                                0.02%
     TOTAL ANNUAL FUND OPERATING EXPENSES:                         0.14%


    *A $5 fee applies to wire redemptions under $5,000.

 The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. This example assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of the given period.



--------------------------------------------------
   1 YEAR      3 YEARS    5 YEARS      10 YEARS
--------------------------------------------------
    $14         $45        $79          $179
--------------------------------------------------



 THIS EXAMPLE SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.



--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
DIVIDENDS AND CAPITAL GAINS                 MINIMUM  INITIAL  INVESTMENT
Dividends are declared daily and            $3,000;  $1,000 for most custodial
distributed on the first business day of    for minors
each month;  capital gains,  if any,
are distributed annually in December.
                                            NEWSPAPER ABBREVIATION
INVESTMENT ADVISER                          MaTxEx
The Vanguard Group, Valley Forge, Pa.,
since inception                             VANGUARD FUND NUMBER
                                            168
INCEPTION DATE
December 9, 1998                            CUSIP NUMBER
                                            92204X108
NET ASSETS AS OF NOVEMBER 30, 2002
$375 million                                TICKER SYMBOL
                                            VMATX
SUITABLE FOR IRAS
No
--------------------------------------------------------------------------------

                                                                           4
AN INTRODUCTION TO TAX-EXEMPT INVESTING


TAXABLE VERSUS TAX-EXEMPT FUNDS

Tax-exempt funds provide income that is exempt from federal taxes and, in the case of state tax-exempt funds, from state taxes as well. The Fund described in this prospectus is not for everyone; it is best suited for Massachusetts residents who are income-oriented investors in a high tax bracket. Yields on tax-exempt bonds are typically lower than those on taxable bonds, so investing in a tax-exempt fund makes sense only if you stand to save more in taxes than you would earn as additional income while invested in a taxable fund.
 To determine whether a state tax-exempt fund--such as Vanguard Massachusetts Tax-Exempt Fund--makes sense for you, compute the tax-exempt fund's taxable equivalent yield. This figure enables you to take taxes into account when comparing your potential return on a tax-exempt fund with the potential return on a taxable fund.
 To compute the taxable equivalent yield:
- First figure out your effective state bracket. To do this, subtract your federal tax bracket from 100%; then multiply that number by your state tax bracket. For example, if you are in a 5.3% state tax bracket and a 35% federal tax bracket, your effective state bracket would be 3.45% ([100% - 35%] x 5.3%).
- Then, add up your federal tax bracket and effective state bracket. This sum is your combined tax bracket. In this example, your combined tax bracket would be 38.45% (35% + 3.45%).
- Finally, divide the tax-exempt fund's yield by the difference between 100% and your combined tax bracket. Continuing with this example, and assuming that you are considering a tax-exempt fund with a 5% yield, your taxable equivalent yield would be 8.12% (5% divided by [100% - 38.45%]).
 In this example, you would choose the state tax-exempt fund if its taxable equivalent yield of 8.12% were greater than the yield of a similar, though taxable, investment.
 Remember that we have used assumed tax brackets in this example. Make sure to verify your actual tax brackets--federal, state, and local (if any)--before calculating taxable equivalent yields of your own.

 THERE'S NO GUARANTEE THAT ALL OF A TAX-EXEMPT FUND'S INCOME WILL REMAIN EXEMPT FROM FEDERAL OR STATE INCOME TAXES. INCOME FROM MUNICIPAL BONDS HELD BY A FUND COULD BE DECLARED TAXABLE BECAUSE OF UNFAVORABLE CHANGES IN TAX LAWS, ADVERSE INTERPRETATIONS BY THE INTERNAL REVENUE SERVICE (IRS) OR STATE TAX AUTHORITIES, OR NONCOMPLIANT CONDUCT OF A BOND ISSUER.


MORE ON THE FUND

This prospectus describes the primary risks you would face as a Fund shareholder. It is important to keep in mind one of the main axioms of investing: The higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: The lower the risk, the lower the potential reward. As you consider an investment in any mutual fund, you should take into account your personal tolerance for daily fluctuations in the securities markets. Look for this [FLAG] symbol throughout the prospectus. It is used to mark detailed information about the more significant risks that you would confront as a Fund shareholder.
 The following sections explain the primary investment strategies and policies that the Fund uses in pursuit of its objective. The Fund's board of trustees, which oversees the

5

Fund's management, may change investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental. The Fund's policy of investing at least 80% of its assets in a variety of Massachusetts municipal securities that are exempt from federal and Massachusetts taxes may only be changed upon 60 days' notice to shareholders.

MARKET EXPOSURE

The Fund invests mainly in Massachusetts state and local municipal bonds that provide tax-exempt income. As a result, it is subject to certain risks.
 Because the Fund invests primarily in securities issued by Massachusetts and its municipalities, it is more vulnerable to unfavorable developments in Massachusetts than are funds that invest in municipal securities of many states. Unfavorable developments in any economic sector may have far-reaching ramifications on the overall Massachusetts municipal market.


--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                            BONDS AND INTEREST RATES

 As a rule, when interest rates rise, bond prices fall. The opposite is also true: Bond prices go up when interest rates fall. Why do bond prices and interest rates move in opposite directions? Let's assume that you hold a bond offering a 5% yield. A year later, interest rates are on the rise and bonds of comparable quality and maturity are offered with a 6% yield. With higher-yielding bonds available, you would have trouble selling your 5% bond for the price you paid--you would probably have to lower your asking price. On the other hand, if interest rates were falling and 4% bonds were being offered, you should be able to sell your 5% bond for more than you paid.
--------------------------------------------------------------------------------



[FLAG]
THE FUND IS  SUBJECT  TO  INCOME  RISK,  WHICH  IS THE  CHANCE  THAT THE  FUND'S
DIVIDENDS  (INCOME) WILL DECLINE  BECAUSE OF FALLING  INTEREST  RATES.  A FUND'S
DIVIDENDS DECLINE WHEN INTEREST RATES FALL, BECAUSE ONCE RATES FALL, THE FUND MUST INVEST IN LOWER-YIELDING BONDS. INCOME RISK IS GENERALLY GREATEST FOR SHORT-TERM BOND FUNDS AND LEAST FOR LONG-TERM BOND FUNDS.


 Changes in interest rates can affect bond prices as well as bond income.

[FLAG]
THE FUND IS SUBJECT TO INTEREST RATE RISK, WHICH IS THE CHANCE THAT BOND PRICES OVERALL WILL DECLINE OVER SHORT OR EVEN LONG PERIODS BECAUSE OF RISING INTEREST RATES. INTEREST RATE RISK SHOULD BE LOW FOR SHORT-TERM BOND FUNDS, MODERATE FOR INTERMEDIATE-TERM BOND FUNDS, AND HIGH FOR LONG-TERM BOND FUNDS.

 Although bonds are often thought to be less risky than stocks, there have been periods when bond prices have fallen significantly because of rising interest rates. For instance, prices of long-term bonds fell by almost 48% between December 1976 and September 1981.
 To illustrate the relationship between bond prices and interest rates, the following table shows the effect of a 1% and a 2% change (both up and down) in interest rates on a non-callable bond with a face value of $1,000.

--------------------------------------------------------------------------
                    HOW INTEREST RATE CHANGES AFFECT
                       THE VALUE OF A $1,000 BOND
--------------------------------------------------------------------------
                          AFTER A 1%  AFTER A 1%  AFTER A 2%   AFTER A 2%
YIELD/AVERAGE MATURITY     INCREASE    DECREASE    INCREASE     DECREASE
--------------------------------------------------------------------------
5%/15 years                  $902      $1,112       $816        $1,240
--------------------------------------------------------------------------

 These figures are for illustration only; you should not regard them as an indication of future returns from the municipal bond market as a whole or the Fund in particular.
 Although falling interest rates tend to strengthen bond prices, they can cause another sort of problem for bond fund investors--bond calls.


[FLAG]
BECAUSE THE FUND INVESTS IN SECURITIES THAT ARE CALLABLE, IT IS SUBJECT TO CALL RISK, WHICH IS THE CHANCE THAT DURING PERIODS OF FALLING INTEREST RATES ISSUERS WILL CALL--OR REPAY--HIGHER-YIELDING SECURITIES BEFORE THEIR MATURITY DATES. FORCED TO REINVEST THE UNANTICIPATED PROCEEDS AT LOWER INTEREST RATES, THE FUND WOULD EXPERIENCE A DECLINE IN INCOME AND LOSE POTENTIAL PRICE APPRECIATION ASSOCIATED WITH FALLING INTEREST RATES.


 Call risk is generally high for long-term bond funds. The greater the call risk, the greater the chance for a decline in income and the potential for taxable capital gains.


--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                 CALLABLE BONDS

 Although bonds are issued with clearly defined maturities, a bond issuer may be able to redeem, or call, a bond earlier than its maturity date. The bondholder must now replace the called bond with a bond that may have a lower yield than the original. One way for bond investors to protect themselves against call risk is to purchase a bond early in its lifetime, long before its call date. Another way is to buy bonds with low coupons, which make them less likely to be called.
--------------------------------------------------------------------------------



 Longer-term  bonds,  like  those  held  by  the  Fund,   generally  have  "call
protection," which is assurance to investors that a bond will not be called for a certain length of time.


--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                 BOND MATURITIES


A bond is issued with a specific maturity date--the date when the bond's issuer, or seller, must pay back the bond's initial value (known as its "face value"). Bond maturities generally range from less than 1 year (short-term) to more than 30 years (long-term). Typically, the longer a bond's maturity, the more risk you, as a bond investor, face as interest rates rise--but also the higher yield you could receive. Long-term bonds are more suitable for investors willing to take a greater risk of price fluctuations to get higher and more stable interest income; short-term bond investors should be willing to accept lower yields and greater income variability in return for less fluctuation in the value of their investment.
--------------------------------------------------------------------------------

7

SECURITY SELECTION

The Fund invests mainly in municipal bonds issued by Massachusetts state and local governments, as well as by regional governmental and public financing authorities (and, possibly, by certain U.S. territories). The adviser uses a "top-down" investment management approach. The adviser sets, and periodically adjusts, a duration target for the Fund based upon expectations about the direction of interest rates and other economic factors. The adviser then buys and sells securities to achieve the greatest relative value within the Fund's targeted duration. (For more information on duration, please see the GLOSSARY.) Up to 20% of the Fund's assets may be invested in securities that are subject to the alternative minimum tax.


--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                             ALTERNATIVE MINIMUM TAX

 Certain tax-exempt bonds whose proceeds are used to fund private, for-profit organizations are subject to the alternative minimum tax (AMT)--a special tax system designed to ensure that individuals pay at least some federal taxes. Although AMT bond income is exempt from federal income tax, a very limited number of taxpayers who have many tax deductions may have to pay AMT on the income from bonds considered "tax-preference items."
--------------------------------------------------------------------------------


 At least 75% of the Fund's assets will be invested in high-grade municipal bonds, that have been rated in one of the three highest categories by an independent bond-rating agency. Under normal conditions, no more than 20% of the Fund's assets may be invested in municipal securities rated Baa (by Moody's Investors Service, Inc.) or BBB (by Standard & Poor's). The remaining 5% may be invested in municipal securities that have lower credit ratings or that are unrated. The Fund may continue to hold bonds that have been downgraded, even if they would no longer be eligible for purchase by the Fund.
The Fund has no limitation as to the maturities of the securities in which it invests. However, the Fund is expected to maintain a dollar-weighted average nominal maturity of between 12 and 25 years.
     As a tax-advantaged investment, the Fund is particularly vulnerable to federal and Massachusetts state tax law changes (for instance, the IRS could rule that the income from certain types of state-issued bonds would no longer be considered tax-exempt).

[FLAG]
THE FUND IS SUBJECT TO CREDIT RISK, WHICH IS THE CHANCE THAT A BOND ISSUER WILL FAIL TO PAY INTEREST AND PRINCIPAL IN A TIMELY MANNER OR THAT NEGATIVE PERCEPTIONS OF THE ISSUER'S ABILITY TO MAKE SUCH PAYMENTS WILL CAUSE BOND PRICES TO DECLINE.

 The Fund tries to minimize credit risk by investing mostly in high-grade securities and by continuously monitoring the credit quality of its holdings. As of November 30, 2002, the Fund's dollar-weighted average credit quality as rated by Standard & Poor's was AA+.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                 CREDIT QUALITY


A bond's credit quality rating is an assessment of the issuer's ability to pay interest on the bond and, ultimately, to repay the principal. Credit quality is evaluated by one of the independent bond-rating agencies (for example, Moody's or Standard & Poor's) or through independent analysis conducted by a fund's adviser. The lower the rating, the greater the chance--in the rating agency's or adviser's opinion--that the bond issuer will default, or fail to meet its payment obligations. All things being equal, the lower a bond's credit rating, the higher its yield should be to compensate investors for assuming additional risk. Investment-grade bonds are those rated in one of the four highest ratings categories. A fund may treat an unrated bond as investment-grade if warranted by the adviser's analysis.
--------------------------------------------------------------------------------


[FLAG]
BECAUSE THE FUND IS NONDIVERSIFIED (WHICH MEANS IT MAY INVEST A GREATER PERCENTAGE OF ITS ASSETS IN THE SECURITIES OF FEWER ISSUERS AS COMPARED WITH OTHER MUTUAL FUNDS), THE FUND IS SUBJECT TO THE RISK THAT ITS PERFORMANCE MAY BE HURT DISPROPORTIONATELY BY THE POOR PERFORMANCE OF RELATIVELY FEW SECURITIES.

 Even though the Fund is nondiversified, it tries to minimize credit risk by purchasing a wide selection of Massachusetts municipal securities. As a result, there is less chance that the Fund will be hurt significantly by a particular bond issuer's failure to pay either principal or interest.

[FLAG]
THE FUND IS SUBJECT TO MANAGER RISK, WHICH IS THE CHANCE THAT THE ADVISER WILL DO A POOR JOB OF SELECTING BONDS.


OTHER INVESTMENT POLICIES AND RISKS

Besides investing in high-quality municipal securities, the Fund may make certain other kinds of investments to achieve its objective.

[FLAG]
THE FUND MAY INVEST, TO A LIMITED EXTENT, IN DERIVATIVES. DERIVATIVES MAY INVOLVE RISKS DIFFERENT FROM, AND POSSIBLY GREATER THAN, THOSE OF TRADITIONAL INVESTMENTS.

 The Fund may invest in bond (interest rate) futures and options contracts and other types of derivatives. Losses (or gains) involving futures can sometimes be substantial--in part because a relatively small price movement in a futures contract may result in an immediate and substantial loss (or gain) for a fund.
The Fund will not use derivatives for speculative purposes or as leveraged investments that magnify gains or losses. The Fund's obligation under futures contracts will not exceed 20% of its total assets.
 The reasons for which the Fund may invest in futures include:
- To keep cash on hand to meet shareholder redemptions or other needs while simulating full investment in bonds.
- To reduce the Fund's transaction costs or add value when these instruments are favorably priced.

9

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                   DERIVATIVES


 A  derivative  is a financial  contract  whose value is based on (or  "derived"
 from) a traditional security (such as a stock or a bond), an asset (such as a commodity like gold), or a market index (such as the S&P 500 Index). Some forms of derivatives, such as exchange-traded futures and options on securities, commodities, or indexes, have been trading on regulated exchanges for decades. These types of derivatives are standardized contracts that can easily be bought and sold, and whose market values are determined and published daily. Nonstandardized derivatives (such as swap agreements), on the other hand, tend to be more specialized or complex, and may be harder to value. If used for speculation or as leveraged investments, derivatives can carry considerable risks.
--------------------------------------------------------------------------------



 In addition, the Fund may purchase tax-exempt securities on a "when-issued" basis. With "when-issued" securities, the Fund agrees to buy the securities at a certain price, even if the market price of the securities at the time of delivery is higher or lower than the agreed-upon purchase price.

TEMPORARY INVESTMENT MEASURES


The  Fund  may  temporarily  depart  from its  normal  investment  policies--for instance, by allocating substantial assets to cash investments, U.S. Treasury securities, or short-term municipal securities issued outside of
Massachusetts--in response to extraordinary market, economic, political, or other conditions. Such extraordinary conditions could include a temporary decline in the availability of Massachusetts obligations. By temporarily departing from its normal investment policies, the Fund may succeed in avoiding losses, but may otherwise fail to achieve its investment objective.



--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                CASH INVESTMENTS

 With mutual funds, holding cash investments--"cash"--does not mean literally that the fund holds a stack of currency. Rather, cash refers to short-term, interest-bearing securities that can easily and quickly be converted to cash. Most mutual funds keep at least a small percentage of assets in cash to accommodate shareholder redemptions. While some funds strive to keep cash levels at a minimum and to always remain fully invested in bonds, other bond funds allow investment advisers to hold up to 20% or more of a fund's assets in cash investments.
--------------------------------------------------------------------------------


COSTS AND MARKET-TIMING

Some investors try to profit from a strategy called market-timing--switching money into mutual funds when they expect prices to rise and taking money out when they expect prices to fall. As money is shifted in and out, a fund incurs expenses for buying and selling securities. These costs are borne by all fund shareholders, including the long-term investors who do not generate the costs. This is why all Vanguard funds have adopted special policies to discourage short-term trading or to compensate the funds for the costs associated with it.
Specifically:
- Each Vanguard fund reserves the right to reject any purchase request--including exchanges from other Vanguard funds--that it regards as disruptive to efficient portfolio management. A purchase request could be rejected because of the timing of the invest-

                                                                          10
 ment or because of a history of excessive trading by the investor.
- Each Vanguard fund (other than the money market funds) limits the number of times that an investor can exchange into and out of the fund.
-    Certain   Vanguard  funds  charge  purchase   and/or   redemption  fees  on
     transactions.
See the INVESTING WITH VANGUARD section of this prospectus for further details on Vanguard's transaction policies.

 THE VANGUARD FUNDS DO NOT PERMIT MARKET-TIMING. DO NOT INVEST WITH VANGUARD IF YOU ARE A MARKET-TIMER.


--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                               COSTS OF INVESTING

 Costs are an important consideration in choosing a mutual fund. That's because you, as a shareholder, pay the costs of operating a fund, plus any transaction costs incurred when the fund buys or sells securities. These costs can erode a substantial portion of the gross income or capital appreciation a fund achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a fund's performance.
--------------------------------------------------------------------------------


TURNOVER RATE

Although the Fund normally seeks to invest for the long term, it may sell securities regardless of how long they have been held. The FINANCIAL HIGHLIGHTS section of this prospectus shows historical turnover rates for the Fund. A turnover rate of 100%, for example, would mean that the Fund had sold and replaced securities valued at 100% of its net assets within a one-year period. Shorter-term bonds will mature or be sold--and need to be replaced--more frequently than longer-term bonds. As a result, shorter-term bond funds tend to have higher turnover rates than longer-term bond funds.


--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                  TURNOVER RATE


 Before investing in a mutual fund, you should review its turnover rate. This gives an indication of how transaction costs could affect the fund's future returns. In general, the greater the volume of buying and selling by the fund, the greater the impact that brokerage commissions and other transaction costs will have on its return. Also, funds with high turnover rates may be more likely to generate capital gains that must be distributed to shareholders as taxable income. As of November 30, 2002, the average turnover rate for all actively managed tax-exempt bond funds was approximately 35%, according to Morningstar, Inc.
--------------------------------------------------------------------------------



THE FUND AND VANGUARD


The Fund is a member of The Vanguard Group, a family of 35 investment companies with more than 100 funds holding assets in excess of $550 billion. All of the funds that are members of The Vanguard Group share in the expenses associated with business operations, such as personnel, office space, equipment, and advertising.

11

 Vanguard also provides marketing services to the funds. Although shareholders do not pay sales commissions or 12b-1 distribution fees, each fund pays its allocated share of The Vanguard Group's marketing costs.


--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                      VANGUARD'S UNIQUE CORPORATE STRUCTURE

 The Vanguard Group is truly a MUTUAL mutual fund company. It is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds. Most other mutual funds are operated by for-profit management companies that may be owned by one person, by a group of individuals, or by investors who own the management company's stock. By contrast, Vanguard provides its services on an "at-cost" basis, and the funds' expense ratios reflect only these costs. No separate management company reaps profits or absorbs losses from operating the funds.
--------------------------------------------------------------------------------


INVESTMENT ADVISER


The Vanguard Group (Vanguard), P.O. Box 2600, Valley Forge, PA 19482, founded in 1975, serves as adviser to the Fund through its Fixed Income Group. As of November 30, 2002, Vanguard served as adviser for about $412 billion in assets. Vanguard manages the Fund on an at-cost basis, subject to the supervision and oversight of the trustees and officers of the Fund.
 For the fiscal year ended November 30, 2002, the advisory expenses represented an effective annual rate of 0.01% of the Fund's average net assets.
 The adviser is authorized to choose broker-dealers to handle the purchase and sale of the Fund's securities, and to seek to obtain the best available price and most favorable execution for all transactions.



--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                               THE FUND'S ADVISER

The managers primarily responsible for overseeing the Fund's investments are:

IAN A. MACKINNON, Managing Director of Vanguard and head of Vanguard's Fixed Income Group. He has worked in investment management since 1974 and has had primary responsibility for Vanguard's internal fixed income policy and strategy since joining the company in 1981. Education: B.A., Lafayette College; M.B.A., Pennsylvania State University.

DANIEL S. SOLENDER, CFA, Principal of Vanguard. He has worked in investment management since 1987; has managed portfolio investments since 1992; and has been with Vanguard and has managed the Fund since 1999. Education: B.A., Columbia University; M.B.A., University of Chicago.

Mr. Solender manages the Fund on a day-to-day basis. Mr. MacKinnon is responsible for setting the Fund's broad investment policies and for overseeing the Fund manager.
--------------------------------------------------------------------------------

                                                                          12
DIVIDENDS, CAPITAL GAINS, AND TAXES


FUND DISTRIBUTIONS

The Fund distributes to shareholders virtually all of its net income (interest less expenses) as well as any capital gains realized from the sale of its holdings. The Fund's income dividends accrue daily and are distributed on the first business day of every month; capital gains distributions generally occur in December. You can receive distributions of income or capital gains in cash, or you can have them automatically reinvested in more shares of the Fund.

BASIC TAX POINTS


Vanguard will send you a statement each year showing the tax status of all your distributions. A majority of the income dividends you receive from the Fund are expected to be exempt from federal and Massachusetts state income taxes, as well as (to the extent relevant) municipal personal income taxes. In addition, you should be aware of the following basic tax points about tax-exempt mutual funds:
- Distributions of capital gains are taxable to you for federal income tax purposes, whether or not you reinvest these amounts in additional Fund shares.
- Capital gains distributions declared in December--if paid to you by the end of January--are taxable for federal income tax purposes as if received in December.
- Any short-term capital gains distributions that you receive are taxable to you as ordinary income for federal income tax purposes.
- Any distributions of net long-term capital gains are taxable to you as long-term capital gains for federal income tax purposes, no matter how long you've owned shares in the Fund.
- Capital gains distributions may vary considerably from year to year as a result of the Fund's normal investment activities and cash flows.
- Exempt-interest dividends from a tax-exempt fund are taken into account in determining the taxable portion of any Social Security or railroad retirement benefits that you receive.
- Income paid from tax-exempt bonds whose proceeds are used to fund private, for-profit organizations may be subject to the federal alternative minimum tax.
- A sale or exchange of Fund shares is a taxable event. This means that you may have a capital gain to report as income, or a capital loss to report as a deduction, when you complete your federal income tax return.
- Dividend and capital gains distributions that you receive, as well as your gains or losses from any sale or exchange of Fund shares, may be subject to state and local income taxes.
- Income dividends from interest earned on municipal securities of a state or its political subdivisions are generally exempt from that state's income taxes. Almost all states, however, tax interest earned on municipal securities of other states.

13

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                  DISTRIBUTIONS

 As a shareholder, you are entitled to your portion of a fund's income from interest as well as gains from the sale of investments. Income consists of interest the fund earns from its money market and bond investments. The portion of such dividends that is exempt from federal income tax will be designated as "exempt-interest dividends." Capital gains are realized whenever the fund sells securities for higher prices than it paid for them. These capital gains are either short-term or long-term, depending on whether the fund held the securities for one year or less or for more than one year. You receive the fund's earnings as either a dividend or capital gains distribution.
--------------------------------------------------------------------------------

GENERAL INFORMATION

BACKUP WITHHOLDING. By law, Vanguard must withhold 30% of any taxable distributions or redemptions from your account if you do not: n Provide us with your correct taxpayer identification number; n Certify that the taxpayer identification number is correct; and n Confirm that you are not subject to backup withholding. Similarly, Vanguard must withhold taxes from your account if the IRS instructs us to do so.
FOREIGN INVESTORS. Vanguard funds generally are not sold outside the United States, except to certain qualifying investors. If you reside outside the United States, please consult our website at www.vanguard.com and review "Non-U.S. Investors." Foreign investors should be aware that U.S. withholding and estate taxes may apply to any investments in Vanguard funds.
INVALID ADDRESSES. If a dividend or capital gains distribution check mailed to your address of record is returned as undeliverable, Vanguard will automatically reinvest all future distributions until you provide us with a valid mailing address.
TAX CONSEQUENCES. This prospectus provides general tax information only. Please consult your tax adviser for detailed information about a fund's tax consequences for you.


SHARE PRICE


The Fund's share price, called its net asset value, or NAV, is calculated each business day as of the close of regular trading on the New York Stock Exchange, generally 4 p.m., Eastern time. NAV per share is computed by dividing the net assets of the Fund by the number of Fund shares outstanding. On holidays or other days when the Exchange is closed, the NAV is not calculated, and the Fund does not transact purchase or redemption requests.
 Debt securities held by a Vanguard fund are valued based on information furnished by an independent pricing service or market quotations. Certain short-term debt instruments used to manage a fund's cash are valued on the basis of amortized cost.
 When pricing-service information or reliable market quotations are not readily available, securities are priced at their fair value, calculated according to procedures adopted by the board of trustees. A fund also may use fair-value pricing if the value of a security it holds has been materially affected by events occurring before the fund's pricing time but after the close of the primary markets or exchanges on which the security is traded. This most commonly occurs with foreign securities, but may occur with bonds as well. When fair-value pricing is employed, the prices of securities used by a fund to calculate its NAV may differ from quoted or published prices for the same securities.

 Vanguard fund share prices can be found daily in the mutual fund listings of most major newspapers under various "Vanguard" headings.


FINANCIAL HIGHLIGHTS


The following financial highlights table is intended to help you understand the Fund's financial performance for the periods shown, and certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost each period on an investment in the Fund (assuming reinvestment of all distributions). This information has been derived from the financial statements audited by
PricewaterhouseCoopers LLP, independent accountants, whose report--along with the Fund's financial statements--is included in the Fund's most recent annual report to shareholders. You may have the annual report sent to you without charge by contacting Vanguard.



--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                  HOW TO READ THE FINANCIAL HIGHLIGHTS TABLE

 The Fund began fiscal year 2002 with a net asset value (price) of $9.97 per share. During the year, the Fund earned $0.465 per share from investment income (interest) and $0.080 per share from investments that had appreciated in value or that were sold for higher prices than the Fund paid for them.

 Shareholders received $0.465 per share in the form of dividend distributions. A portion of each year's distributions may come from the prior year's income or capital gains.

 The share price at the end of the year was $10.05, reflecting gains of $0.545 per share and distributions of $0.465 per share. This was an increase of $0.08 per share (from $9.97 at the beginning of the year to $10.05 at the end of the year). For a shareholder who reinvested the distributions in the purchase of more shares, the total return was 5.58% for the year.

 As of November 30, 2002, the Fund had $375 million in net assets. For the year, its expense ratio was 0.14% ($1.40 per $1,000 of net assets), and its net investment income amounted to 4.63% of its average net assets. It sold and replaced securities valued at 16% of its net assets.
--------------------------------------------------------------------------------

15


MASSACHUSETTS TAX-EXEMPT FUND
                                                                           YEAR ENDED NOVEMBER 30,
                                                         -------------------------------------------------------------
                                                                                                        Dec. 9, 1998*
                                                                                                            Nov. 30,
                                                                     2002        2001        2000               1999
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                  $9.97         $9.60       $9.25        $10.00
----------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                                               .465        .476        .479          .420
 Net Realized and Unrealized Gain (Loss) on Investments              .080        .370        .350         (.750)
----------------------------------------------------------------------------------------------------------------------
 Total from Investment Operations                                    .545        .846        .829         (.330)
----------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income                               (.465)      (.476)      (.479)        (.420)
 Distributions from Realized Capital Gains                             --          --          --            --
----------------------------------------------------------------------------------------------------------------------
 Total Distributions                                                (.465)      (.476)      (.479)        (.420)
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                     $10.05       $9.97       $9.60         $9.25
----------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                        5.58%       8.93%       9.25%        -3.38%
----------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period (Millions)                                $375        $294        $183          $114
 Ratio of Total Expenses to Average Net Assets                      0.14%       0.16%       0.19%       0.20%**
 Ratio of Net Investment Income to Average Net Assets               4.63%       4.77%       5.15%       4.57%**
 Turnover Rate                                                        16%         26%         34%           39%
----------------------------------------------------------------------------------------------------------------------

 *Inception.
**Annualized.



--------------------------------------------------------------------------------
 INVESTING WITH VANGUARD

 This section of the prospectus explains the basics of doing business with Vanguard. A special booklet, Investing Made Easy, provides information that will help individual investors make the most of their relationship with Vanguard. A separate booklet, The Compass, does the same for institutional investors. You can request either booklet by calling or writing Vanguard, using the Contacting Vanguard instructions at the end of this section.

                                  BUYING SHARES
                                REDEEMING SHARES
                                EXCHANGING SHARES
                           OTHER RULES YOU SHOULD KNOW
                            FUND AND ACCOUNT UPDATES
                               CONTACTING VANGUARD
--------------------------------------------------------------------------------


BUYING SHARES


ACCOUNT MINIMUMS
TO OPEN AND MAINTAIN AN ACCOUNT: $3,000 for regular accounts; $1,000 for most custodial accounts for minors.
TO ADD TO AN EXISTING ACCOUNT: $100 by mail, exchange, or Fund Express; $1,000 by wire.
 Vanguard reserves the right to increase or decrease the minimum amount required to open and maintain an account, or to add to an existing account, without prior notice.

                                                                          16
HOW TO BUY SHARES
ONLINE: You can open certain types of accounts or buy shares in an existing account through our website at www.vanguard.com.
BY CHECK: Mail your check and a completed account registration form to Vanguard. When adding to an existing account, send your check with an Invest-By-Mail form detached from your last account statement. Make your check payable to: The Vanguard Group--168. For addresses, see Contacting Vanguard.
BY EXCHANGE PURCHASE: You can purchase shares with the proceeds of a redemption from another Vanguard(R) fund. See Exchanging Shares and Other Rules You Should Know.
BY WIRE: Call Vanguard to purchase shares by wire. See Contacting Vanguard.
BY FUND EXPRESS(R) (AUTOMATIC OR SPECIAL PURCHASES): You can purchase shares by electronically transferring money from a previously designated bank account. To establish this option, you must complete a special form or the appropriate section of your account registration.

YOUR PURCHASE PRICE
ONLINE, BY CHECK, BY EXCHANGE, OR BY WIRE: You buy shares at a fund's NAV determined as of your TRADE DATE. For all Vanguard funds (other than money market funds), purchases received at Vanguard before the close of regular trading on the New York Stock Exchange (generally 4 p.m., Eastern time) receive a trade date of the same day, and purchases received after that time receive a trade date of the first business day following the date of receipt. For money market funds, the trade date depends on the method of payment for the purchase. BY FUND EXPRESS: For all Vanguard funds, Fund Express instructions received at Vanguard before the close of regular trading on the Exchange will result in a purchase that occurs on and receives a trade date of the next business day (two business days later for money market funds).

EARNING DIVIDENDS
You begin earning dividends on the next business day after your trade date. When buying money market fund shares through a federal funds wire, however, you can begin earning dividends immediately by notifying Vanguard before 10:45 a.m. (2 p.m. for Vanguard Prime Money Market Fund), Eastern time, that you intend to make a wire purchase that day.

PURCHASE RULES YOU SHOULD KNOW
^CHECK PURCHASES. All purchase checks must be written in U.S. dollars and drawn on a U.S. bank. Vanguard does not accept cash, traveler's checks, or money orders. In addition, to protect the funds from check fraud, Vanguard will not accept checks made payable to third parties.

17


^NEW ACCOUNTS. We are required by law to obtain from you certain personal information that we will use to verify your identity. If you do not provide the information, we may not be able to open your account. If we are unable to verify your identity, Vanguard reserves the right to close your account or take such other steps as we deem reasonable.
^LARGE PURCHASES. Vanguard reserves the right to reject any purchase request that may disrupt a fund's operation or performance. Please call us before attempting to invest a large dollar amount.
^NO CANCELLATIONS. Place your transaction requests carefully. Vanguard will NOT cancel any transaction once it has been initiated and a confirmation number has been assigned (if applicable).
^FUTURE PURCHASES. All Vanguard funds reserve the right to stop selling shares at any time, or to reject specific purchase requests, including purchases by exchange from another Vanguard fund, at any time, for any reason.


REDEEMING SHARES


HOW TO REDEEM SHARES
Be sure to check Other Rules You Should Know before initiating your request.
ONLINE: Request a redemption through our website at www.vanguard.com.
BY TELEPHONE: Contact Vanguard by telephone to request a redemption. For telephone numbers, see Contacting Vanguard.
BY MAIL: Send your written redemption instructions to Vanguard. For addresses, see Contacting Vanguard.
BY WRITING A CHECK: If you've established the checkwriting service on your account, you can redeem shares by writing a check for $250 or more. BY FUND
EXPRESS: If you've established the Fund Express option on your account, you can redeem shares by electronically transferring your redemption proceeds to a previously designated bank account. The Fund Express option is not automatic; you must establish it by completing a special form or the appropriate section of your account registration.

YOUR REDEMPTION PRICE
You redeem shares at a fund's next-determined NAV after Vanguard receives your redemption request, including any special documentation required under the circumstances. As long as your request is received before the close of regular trading on the New York Stock Exchange (generally 4 p.m., Eastern time), your shares are redeemed at that day's NAV. This is known as your TRADE DATE.

                                                                          18
EARNING DIVIDENDS
Shares continue earning dividends until the next business day after your trade date. There are two exceptions to this rule: (1) If you redeem shares by writing a check against your account, the shares will stop earning dividends on the day that your check posts to your account; and (2) For money market funds only, if you redeem shares with a same-day wire request before 10:45 a.m. (2 p.m. for Vanguard Prime Money Market Fund), Eastern time, the shares will stop earning dividends that same day.


TYPES OF REDEMPTIONS
^CHECK REDEMPTIONS. Unless instructed otherwise, Vanguard will mail you a check, normally within two business days of your trade date.
^EXCHANGE REDEMPTIONS. You may instruct Vanguard to apply the proceeds of your redemption to purchase shares of another Vanguard fund. See Exchanging Shares and Other Rules You Should Know.
^FUND EXPRESS REDEMPTIONS. Proceeds of shares redeemed by Fund Express will be credited to your bank account two business days after your trade date.
^WIRE REDEMPTIONS. When redeeming from a money market fund or a bond fund, you may instruct Vanguard to wire your redemption proceeds ($1,000 minimum) to a previously designated bank account. Wire redemptions are not available for Vanguard's balanced or stock funds. The wire redemption option is not automatic; you must establish it by completing a special form or the appropriate section of your account registration. A $5 fee applies to wire redemptions under $5,000. Money Market Funds: For telephone requests received at Vanguard by 10:45 a.m. (2 p.m. for Vanguard(R) Prime Money Market Fund), Eastern time, the redemption proceeds will leave Vanguard by the close of business that same day. For other requests received before 4 p.m., Eastern time, the redemption proceeds will leave Vanguard by the close of business on the following business day. Bond
Funds: For requests received at Vanguard by 4 p.m., Eastern time, the redemption proceeds will leave Vanguard by the close of business on the following business day.

REDEMPTION RULES YOU SHOULD KNOW
^SPECIAL ACCOUNTS. Special documentation may be required to redeem from certain types of accounts, such as trust, corporate, nonprofit, or retirement accounts. Please call us before attempting to redeem from these types of accounts. ^POTENTIALLY DISRUPTIVE REDEMPTIONS. Vanguard reserves the right to pay all or part of your redemption in-kind--that is, in the form of securities--if we believe that a cash redemption would disrupt the fund's operation or performance. Under these circumstances, Vanguard also reserves the right

19


to delay payment of your redemption proceeds for up to seven calendar days. By calling us before you attempt to redeem a large dollar amount, you are more likely to avoid in-kind or delayed payment of your redemption.
^RECENTLY PURCHASED SHARES. Although you can redeem shares at any time, proceeds will not be made available to you until the Fund collects payment for your purchase. This may take up to ten calendar days for shares purchased by check or Vanguard Fund Express(R).
^SHARE CERTIFICATES. If share certificates have been issued for your account, those shares cannot be redeemed until you return the certificates (unsigned) to Vanguard by registered mail. For the correct address, see Contacting Vanguard. ^PAYMENT TO A DIFFERENT PERSON OR ADDRESS. We can make your redemption check payable, or wire your redemption proceeds, to a different person or send the check to a different address. However, this requires the written consent of all registered account owners, which must be provided under signature guarantees. You can obtain a signature guarantee from most commercial and savings banks, credit unions, trust companies, or member firms of a U.S. stock exchange. A notary public cannot provide a signature guarantee.
^NO CANCELLATIONS. Place your transaction requests carefully. Vanguard will NOT cancel any transaction once it has been initiated and a confirmation number has been assigned (if applicable).
^EMERGENCY CIRCUMSTANCES. Vanguard funds can postpone payment of redemption proceeds for up to seven calendar days. In addition, Vanguard funds can suspend redemptions and/or postpone payments of redemption proceeds beyond seven calendar days at times when the New York Stock Exchange is closed or during emergency circumstances, as determined by the U.S. Securities and Exchange Commission.


EXCHANGING SHARES

All open Vanguard funds accept exchange requests online (through your account registered with Vanguard.com), by telephone, or by mail. However, because excessive exchanges can disrupt management of a fund and increase the fund's costs for all shareholders, Vanguard places certain limits on the exchange privilege.

 If you are exchanging into or out of the U.S. STOCK INDEX FUNDS, INTERNATIONAL STOCK INDEX FUNDS, REIT INDEX FUND, BALANCED INDEX FUND, CALVERT SOCIAL INDEX
FUND, INTERNATIONAL GROWTH FUND, INTERNATIONAL VALUE FUND, INTERNATIONAL EXPLORER(TM) FUND, or GROWTH AND INCOME FUND, these limits generally are as follows:

                                                                          20
- No online or telephone exchanges between 2:30 p.m. and 4 p.m., Eastern time, on business days. Any exchange request placed during these hours will not be accepted. On days when the New York Stock Exchange is scheduled to close early, this end-of-day restriction will be adjusted to begin 11^2 hours prior to the scheduled close. (For example, if the New York Stock Exchange is scheduled to close at 1 p.m., Eastern time, the cutoff for online and telephone exchanges will be 11:30 a.m., Eastern time.)
- No more than two exchanges OUT of a fund may be requested online or by telephone within any 12-month period.

 For ALL OTHER VANGUARD FUNDS, the following limits generally apply:
- No more than two substantive "round trips" through a non-money-market fund during any 12-month period. A "round trip" is a redemption OUT of a fund (by any means) followed by a purchase back INTO the same fund (by any means). "Substantive" means a dollar amount that Vanguard determines, in its sole discretion, could adversely affect management of the fund.
-    Round trips must be at least 30 days apart.

 Please note that Vanguard reserves the right to revise or terminate the exchange privilege, limit the amount of any exchange, or reject an exchange, at any time, for any reason. Also, in the event of a conflict between the exchange-privilege limitations of two funds, the stricter policy will apply to the transaction.


OTHER RULES YOU SHOULD KNOW


VANGUARD.COM(R)
^REGISTRATION. You can use your personal computer to review your account holdings, to sell or exchange shares of most Vanguard funds, and to perform other transactions. To establish this service, you can register online.
^SOME VANGUARD FUNDS DO NOT PERMIT ONLINE EXCHANGES BETWEEN 2:30 P.M. AND 4 P.M., EASTERN TIME. To discourage market-timing, the following Vanguard funds generally do not permit online exchanges between 2:30 p.m. and 4 p.m., Eastern time on business days: the U.S. Stock Index Funds, International Stock Index Funds, REIT Index Fund, Balanced Index Fund, Calvert Social Index Fund, International Growth Fund, International Value Fund, International Explorer Fund, and Growth and Income Fund. Funds may be added to or deleted from this list at any time without prior notice to shareholders.

21


TELEPHONE TRANSACTIONS
^AUTOMATIC. In setting up your account, we'll automatically enable you to do business with us by telephone, unless you instruct us otherwise in writing. ^TELE-ACCOUNT(R). To conduct account transactions through Vanguard's automated telephone service, you must first obtain a Personal Identification Number (PIN). Call Tele-Account to obtain a PIN, and allow seven days before using this service.
^PROOF OF A CALLER'S AUTHORITY. We reserve the right to refuse a telephone request if the caller is unable to provide the following information exactly as registered on the account:
 - Ten-digit account number.
 - Complete owner name and address.
 - Primary Social Security or employer identification number.
 - Personal Identification Number (PIN), if applicable.
^SUBJECT TO REVISION. We reserve the right to revise or terminate Vanguard's telephone transaction service at any time, without notice.
^SOME VANGUARD FUNDS DO NOT PERMIT TELEPHONE EXCHANGES BETWEEN 2:30 P.M. AND 4 P.M., EASTERN TIME. To discourage market-timing, the following Vanguard funds generally do not permit telephone exchanges between 2:30 p.m. and 4 p.m., Eastern time, on business days: the U.S. Stock Index Funds, International Stock Index Funds, REIT Index Fund, Balanced Index Fund, Calvert Social Index Fund, International Growth Fund, International Value Fund, International Explorer Fund, and Growth and Income Fund. Funds may be added to or deleted from this list at any time without prior notice to shareholders.


WRITTEN INSTRUCTIONS
^"GOOD ORDER" REQUIRED. We reserve the right to reject any written transaction instructions that are not in "good order." This means that your instructions must include:
 - The fund name and account number.
 - The amount of the transaction (in dollars, shares, or percent).
 - Authorized signatures, as registered on the account.
 - Signature guarantees, if required for the type of transaction.*
 - Any supporting legal documentation that may be required.
*For instance, signature guarantees must be provided by all registered account owners when redemption proceeds are to be sent to a different person or address. Call Vanguard for specific signature-guarantee requirements.

ACCOUNTS WITH MORE THAN ONE OWNER In the case of an account with more than one owner, Vanguard will accept telephone instructions from any one owner or authorized person.

RESPONSIBILITY FOR FRAUD
Vanguard will not be responsible for any account losses due to fraud, so long as we reasonably believe that the person transacting business on an account is authorized to do so. Please take precautions to protect yourself from fraud. Keep your account information private and immediately review any account statements that we send to you.
Contact Vanguard immediately about any transactions you believe to be unauthorized.

UNCASHED CHECKS
Please cash your distribution or redemption checks promptly. Vanguard will not pay interest on uncashed checks.

UNUSUAL CIRCUMSTANCES
If you experience difficulty contacting Vanguard online, by telephone, or by Tele-Account, you can send us your transaction request by regular or express mail. See Contacting Vanguard for addresses.

INVESTING WITH VANGUARD THROUGH OTHER FIRMS
You may purchase or sell shares of most Vanguard funds through a financial intermediary, such as a bank, broker, or investment adviser. If you invest with Vanguard through an intermediary, please read that firm's program materials carefully to learn of any rules or fees that may apply.

LOW-BALANCE ACCOUNTS
All   Vanguard   funds   reserve   the  right  to  close   any   investment-only
retirement-plan account or any nonretirement account whose balance falls below the minimum initial investment.
If a fund has a redemption fee, that fee will apply to shares redeemed upon closure of the account.
 Vanguard deducts a $10 fee in June from each nonretirement account whose balance at that time is below $2,500 ($500 for Vanguard/(R)/ STAR(TM) Fund). The fee can be waived if your total Vanguard account assets are $50,000 or more.

FUND AND ACCOUNT UPDATES


CONFIRMATION STATEMENTS
We will send you a statement confirming the trade date and amount of your transaction when you buy, sell, exchange, or convert shares.

PORTFOLIO SUMMARIES
We will send you quarterly portfolio summaries to help you keep track of your accounts throughout the year. Each summary shows the market value of your account at the close of the statement period, as well as all distributions, purchases, sales, and exchanges for the current calendar year.

23


TAX STATEMENTS
We will send you annual tax statements to assist in preparing your income tax returns. These statements, which are generally mailed in January, will report the previous year's dividend and capital gains distributions, proceeds from the sale of shares, and distributions from IRAs or other retirement plans.

AVERAGE-COST REVIEW STATEMENTS
For most taxable accounts, average-cost review statements will accompany the quarterly portfolio summaries. These statements show the average cost of shares that you redeemed during the current calendar year, using the average-cost single-category method, which is one of the methods established by the IRS.

ANNUAL AND SEMIANNUAL REPORTS
Financial reports about Vanguard Massachusetts Tax-Exempt Fund will be mailed twice a year, in January and July. These comprehensive reports include overviews of the financial markets and specific information concerning the Fund:
-    Performance assessments with comparisons to industry benchmarks.
-    Reports from the adviser.
-    Financial statements with detailed listings of the Fund's holdings.
 To keep the Fund's costs as low as possible (so that you and other shareholders can keep more of the Fund's investment earnings), Vanguard attempts to eliminate duplicate mailings to the same address. When we find that two or more shareholders have the same last name and address, we send just one copy of the Fund report to that address, instead of mailing separate reports to each shareholder, unless you contact our Client Services Department in writing, by telephone, or by e-mail and instruct us otherwise.
 Vanguard can deliver your Fund reports electronically, if you prefer. If you are a registered user of Vanguard.com, you can consent to the electronic delivery of Fund reports by logging on and changing your mailing preference under "My Profile." You can revoke your electronic consent at any time, and we will send paper copies of Fund reports within 30 days of receiving your notice.


CONTACTING VANGUARD


ONLINE

VANGUARD.COM
- Your best source of Vanguard news
- For fund, account, and service information
- For most account  transactions
- For literature requests n 24 hours per day, 7 days per week

                                                                          24
VANGUARD TELE-ACCOUNT(R)
1-800-662-6273
(ON-BOARD)
- For automated fund and account information
- For redemptions by check, exchange (subject to certain limitations), or wire
- Toll-free, 24 hours per day, 7 days per week

INVESTOR INFORMATION
1-800-662-7447 (SHIP)
(Text telephone at
1-800-952-3335)
- For fund and service information
- For literature requests
- Business hours only

CLIENT SERVICES
1-800-662-2739 (CREW)
(Text telephone at
1-800-749-7273)
- For account information
- For most account transactions
- Business hours only

INSTITUTIONAL DIVISION
1-888-809-8102
- For information and services for large institutional investors
- Business hours only

VANGUARD ADDRESSES

REGULAR MAIL (INDIVIDUALS):
The Vanguard Group
P.O. Box 1110
Valley Forge, PA 19482-1110

REGULAR MAIL (INSTITUTIONS):
The Vanguard Group
P.O. Box 2900
Valley Forge, PA 19482-2900

REGISTERED, EXPRESS, OR OVERNIGHT MAIL:
The Vanguard Group
455 Devon Park Drive
Wayne, PA 19087-1815

FUND NUMBER
Please  use  the  specific  fund  number  when   contacting  us  about  Vanguard
Massachusetts Tax-Exempt Fund--168.











The Vanguard Group, Vanguard, Vanguard.com, Plain Talk, Vanguard Fund Express, Fund Express, Vanguard Tele-Account, Tele-Account, STAR, Explorer, and the ship logo are trademarks of The Vanguard Group, Inc. Calvert Social Index is a trademark of Calvert Group, Ltd., and has been licensed for use by The Vanguard Group, Inc. Vanguard Calvert Social Index Fund is not sponsored, endorsed, sold, or promoted by Calvert Group, Ltd., and Calvert Group, Ltd., makes no representation regarding the advisability of investing in the fund. All other marks are the exclusive property of their respective owners.

GLOSSARY OF INVESTMENT TERMS


ALTERNATIVE MINIMUM TAX (AMT)
A measure designed to ensure that individuals pay at least a minimum amount of federal income taxes. Certain securities used to fund private, for-profit activities are subject to AMT.

BOND
A debt security (IOU) issued by a corporation, government, or government agency in exchange for the money you lend it. In most instances, the issuer agrees to pay back the loan by a specific date and make regular interest payments until that date.

CAPITAL GAINS DISTRIBUTION
Payment to mutual fund shareholders of gains realized on securities that a fund has sold at a profit, minus any realized losses.

CREDIT QUALITY
A measure of a bond issuer's ability to pay interest and principal in a timely manner.

DIVIDEND DISTRIBUTION

Payment to mutual fund shareholders of income from interest or dividends generated by a fund's investments.


DURATION
A measure of the sensitivity of bond--and bond fund--prices to interest rate movements. For example, if a bond has a duration of two years, its price would fall by about 2% when interest rates rose one percentage point. On the other hand, the bond's price would rise by about 2% when interest rates fell by one percentage point.

EXPENSE RATIO
The percentage of a fund's average net assets used to pay its expenses during a fiscal year. The expense ratio includes management fees, administrative fees, and any 12b-1 distribution fees.

FACE VALUE
The amount to be paid at a bond's maturity; also known as the par value or principal.

FIXED INCOME SECURITIES
Investments, such as bonds, that have a fixed payment schedule. While the level of income offered by these securities is predetermined, their prices may fluctuate.

INVESTMENT ADVISER
An  organization  that  makes  the  day-to-day   decisions  regarding  a  fund's
investments.

INVESTMENT-GRADE
A bond whose credit quality is considered by independent bond-rating agencies, or through independent analysis conducted by a fund's adviser, to be sufficient to ensure timely payment of principal and interest under current economic circumstances. Bonds rated in one of the four highest rating categories are considered "investment-grade"; other bonds may be considered by the adviser to be investment-grade.

MATURITY
The date when a bond issuer agrees to repay the bond's principal, or face value, to the bond's buyer.

MUNICIPAL BOND
A bond issued by a state or local government. Interest income from municipal bonds, and therefore dividend income from municipal bond funds, is generally free from federal income taxes and generally exempt from taxes in the state in which the bonds were issued.

NET ASSET VALUE (NAV)
The market value of a mutual fund's total assets, minus liabilities, divided by the number of shares outstanding. The value of a single share is also called its share value or share price.

TOTAL RETURN
A percentage change, over a specified time period, in a mutual fund's net asset value, assuming the reinvestment of all distributions of dividends and capital gains.

VOLATILITY
The fluctuations in value of a mutual fund or other security. The greater a fund's volatility, the wider the fluctuations in its returns.

YIELD
Income (interest or dividends) earned by an investment, expressed as a percentage of the investment's price.

[VANGUARD SHIP LOGO]
Post Office Box 2600
Valley Forge, PA 19482-2600


FOR MORE INFORMATION
If you'd like more information about Vanguard Massachusetts Tax- Exempt Fund, the following documents are available free upon request:

ANNUAL/SEMIANNUAL REPORTS
TO SHAREHOLDERS
Additional information about the Fund's investments is available in the Fund's annual and semiannual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI) The SAI provides more detailed information about the Fund.

The current annual and semiannual reports and the SAI are incorporated by reference into (and are thus legally a part of) this prospectus.
To receive a free copy of the latest annual or semiannual report or the SAI, or to request additional information about the Fund or other Vanguard funds, please contact us as follows:

THE VANGUARD GROUP
INVESTOR INFORMATION DEPARTMENT
P.O. BOX 2600
VALLEY FORGE, PA 19482-2600

TELEPHONE:
1-800-662-7447 (SHIP)

TEXT TELEPHONE:
1-800-952-3335

WORLD WIDE WEB:
WWW.VANGUARD.COM

If you are a current Fund shareholder and would like information about your account, account transactions, and/or account statements, please call:

CLIENT SERVICES DEPARTMENT
TELEPHONE:
1-800-662-2739 (CREW)

TEXT TELEPHONE:
1-800-749-7273

INFORMATION PROVIDED BY THE SECURITIES AND EXCHANGE COMMISSION (SEC) You can review and copy information about the Fund (including the SAI) at the SEC's Public Reference Room in Washington, DC. To find out more about this public service, call the SEC at 1-202-942-8090. Reports and other information about the Fund are also available on the SEC's Internet site at http://www.sec.gov, or you can receive copies of this information, for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-0102.

Fund's Investment Company Act
file number: 811-09005
(C) 2003 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation,
Distributor.


P168 032003

                                     PART B

                      VANGUARD(R) CALIFORNIA TAX-FREE FUNDS
                        VANGUARD(R) FLORIDA TAX-FREE FUND
                   VANGUARD(R) MASSACHUSETTS TAX-EXEMPT FUNDS
                      VANGUARD(R) NEW JERSEY TAX-FREE FUNDS
                       VANGUARD(R) NEW YORK TAX-FREE FUNDS
                         VANGUARD(R) OHIO TAX-FREE FUNDS
                     VANGUARD(R) PENNSYLVANIA TAX-FREE FUNDS

              (ALSO KNOWN AS THE VANGUARD STATE TAX-EXEMPT FUNDS)

                       STATEMENT OF ADDITIONAL INFORMATION

                                 MARCH 28, 2003


This Statement is not a prospectus but should be read in conjunction with the Funds' current Prospectuses (dated March 28, 2003). To obtain, without charge, a Prospectus or the most recent Annual Report to Shareholders, which contains the Funds' financial statements as hereby incorporated by reference, please call:

                        INVESTOR INFORMATION DEPARTMENT:
                                 1-800-662-7447

                                TABLE OF CONTENTS

DESCRIPTION OF THE TRUSTS.............................................B-1
INVESTMENT POLICIES...................................................B-4
INVESTMENT LIMITATIONS................................................B-14
STATE RISK FACTORS....................................................B-15
FLORIDA INTANGIBLE PERSONAL PROPERTY TAX..............................B-23
SHARE PRICE...........................................................B-23
PURCHASE OF SHARES....................................................B-24
REDEMPTION OF SHARES..................................................B-24
MANAGEMENT OF THE FUNDS...............................................B-24
INVESTMENT MANAGEMENT.................................................B-36
PORTFOLIO TRANSACTIONS................................................B-38
CALCULATION OF YIELD (MONEY MARKET FUNDS).............................B-38
YIELD AND TOTAL RETURN................................................B-40
FINANCIAL STATEMENTS..................................................B-44
COMPARATIVE INDEXES...................................................B-45
DESCRIPTION OF MUNICIPAL BONDS AND THEIR RATINGS......................B-51

                            DESCRIPTION OF THE TRUSTS

ORGANIZATION

Vanguard California Tax-Free Funds was organized as a Pennsylvania business trust in 1985 and was reorganized as a Delaware statutory trust in July 1998. Vanguard Florida Long-Term Tax-Free Fund was organized as a Pennsylvania business trust in 1992 and was reorganized as a Delaware statutory trust in July 1998. Vanguard Massachusetts Tax-Exempt Funds was organized as a Delaware statutory trust on August 17, 1998. Vanguard New Jersey Tax-Free Funds was organized as a Pennsylvania business trust in 1987 and was reorganized as a Delaware statutory trust in July 1998. Vanguard New York Tax-Free Funds was organized as a Pennsylvania business trust in 1985 and was reorganized as a

Delaware statutory trust in July 1998. Vanguard Ohio Tax-Free Funds was organized as a Pennsylvania business trust in 1990 and was reorganized as a Delaware statutory trust in July 1998. Vanguard Pennsylvania Tax-Free Funds was organized as a Pennsylvania business trust in 1986 and was reorganized as a Delaware statutory trust in July 1998. Aside from Vanguard Massachusetts Tax-Exempt Funds, which has always been a Delaware statutory trust, prior to their reorganization as Delaware statutory trusts, the Trusts were known as Vanguard California Tax-Free Fund, Inc., Vanguard Florida Insured Tax-Free Fund, Inc., Vanguard New Jersey Tax-Free Fund, Inc., Vanguard New York Tax-Free Fund, Inc. Vanguard Ohio Tax-Free Fund, Inc., and Vanguard Pennsylvania Tax-Free Fund, Inc., respectively. Each Trust is registered with the United States Securities and Exchange Commission (the Commission) under the Investment Company Act of 1940 (the 1940 Act) as an open-end, nondiversified management investment company. The Trusts currently offer the following funds (and classes of shares thereof):


                       VANGUARD CALIFORNIA TAX-FREE FUNDS Vanguard(R) California Tax-Exempt Money Market Fund (Investor Shares)
Vanguard(R) California Intermediate-Term Tax-Exempt Fund (Investor Shares and
                                Admiral Shares)
Vanguard(R) California Long-Term Tax-Exempt Fund (Investor Shares and Admiral
                                    Shares)

                         VANGUARD FLORIDA TAX-FREE FUND
  Vanguard(R) Florida Long-Term Tax-Exempt Fund (Investor Shares and Admiral
                                    Shares)

                    VANGUARD MASSACHUSETTS TAX-EXEMPT FUNDS
         Vanguard(R) Massachusetts Tax-Exempt Fund (Investor Shares)

                       VANGUARD NEW JERSEY TAX-FREE FUNDS
     Vanguard(R) New Jersey Tax-Exempt Money Market Fund (Investor Shares) Vanguard(R) New Jersey Long-Term Tax-Exempt Fund (Investor Shares and Admiral
                                    Shares)

                       VANGUARD NEW YORK TAX-FREE FUNDS
       Vanguard(R) New York Tax-Exempt Money Market Fund (Investor Shares) Vanguard(R) New York Long-Term Tax-Exempt Fund (Investor Shares and Admiral
                                    Shares)

                         VANGUARD OHIO TAX-FREE FUNDS
        Vanguard(R) Ohio Tax-Exempt Money Market Fund (Investor Shares)
         Vanguard(R) Ohio Long-Term Tax-Exempt Fund (Investor Shares)

                      VANGUARD PENNSYLVANIA TAX-FREE FUNDS
    Vanguard(R) Pennsylvania Tax-Exempt Money Market Fund (Investor Shares) Vanguard(R) Pennsylvania Long-Term Tax-Exempt Fund (Investor Shares and
                                Admiral Shares)

  (individually, a Trust, collectively, the Trusts; and, individually a Fund, collectively, the Funds)

Each Trust has the ability to offer additional funds, which in turn may issue classes of shares. There is no limit on the number of full and fractional shares that may be issued for a single fund or class of shares.

     Throughout this document, any references to "class" apply only to the extent a Fund issues multiple classes.

SERVICE PROVIDERS

     CUSTODIAN. Wachovia Bank, N.A., 123 S. Broad Street, PA4942, Philadelphia, PA 19109, serves as the Funds' custodian. The custodian is responsible for maintaining the Funds' assets and keeping all necessary accounts and records of Fund assets.

     INDEPENDENT ACCOUNTANTS. PricewaterhouseCoopers LLP, Two Commerce Square, Suite 1700, 2001 Market Street, Philadelphia, PA, 19103-7042, serves as the Funds' independent accountants. The accountants audit the Funds' annual financial statements and provide other related services.

     TRANSFER  AND   DIVIDEND-PAYING   AGENT.  The  Funds'  transfer  agent  and
dividend-paying agent is The Vanguard Group, Inc., 100 Vanguard Boulevard, Malvern, PA 19355.

CHARACTERISTICS OF THE FUNDS' SHARES

     RESTRICTIONS ON HOLDING OR DISPOSING OF SHARES. There are no restrictions on the right of shareholders to retain or dispose of the Funds' shares, other than the possible future termination of a Fund or share class. Each Fund or class may be terminated by reorganization into another mutual fund or class or by liquidation and distribution of the assets of the Fund or class. Unless terminated by reorganization or liquidation, each Fund and share class will continue indefinitely.

     SHAREHOLDER LIABILITY. Each Trust is organized under Delaware law, which provides that shareholders of a statutory trust are entitled to the same limitations of personal liability as shareholders of a corporation organized under Delaware law. Effectively, this means that a shareholder of a Fund will not be personally liable for payment of the Fund's debts except by reason of his or her own conduct or acts. In addition, a shareholder could incur a financial loss as a result of a Fund obligation only if the Fund itself had no remaining assets with which to meet such obligation. We believe that the possibility of such a situation arising is extremely remote.

     DIVIDEND RIGHTS. The shareholders of a Fund are entitled to receive any dividends or other distribution declared by the Fund. No shares of a Fund have priority of preference over any other shares of the Fund with respect to distributions. Distributions will be made from the assets of the Fund and will be paid ratably to all shareholders of the Fund (or class) according to the number of shares of the Fund (or class) held by shareholders on the record date. The amount of dividends per share may vary between separate share classes of the Fund based upon differences in the way that expenses are allocated between share classes pursuant to a multiple class plan.

     VOTING RIGHTS. Shareholders are entitled to vote on a matter if: (i) a shareholder vote is required under the 1940 Act; (ii) the matter concerns an amendment to the Declaration of Trust that would adversely affect to a material degree the rights and preferences of the shares of a Fund or any class; or (iii) the trustees determine that it is necessary or desirable to obtain a shareholder vote. The 1940 Act requires a shareholder vote under various circumstances, including to elect or remove trustees upon the written request of shareholders representing 10% or more of a Fund's net assets and to change any fundamental policy of a Fund. Unless otherwise required by applicable law, shareholders of a Fund receive one vote for each dollar of net asset value owned on the record date, and a fractional vote for each fractional dollar of net asset value owned on the record date. However, only the shares of the fund or class affected by a particular matter are entitled to vote on that matter. In addition, each class has exclusive voting rights on any matter submitted to shareholders that relates solely to that class, and each class has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of another. Voting rights are noncumulative and cannot be modified without a majority vote.

     LIQUIDATION RIGHTS. In the event that a Fund is liquidated, shareholders will be entitled to receive a pro rata share of the Fund's net assets. In the event that a class of shares is liquidated, shareholders of that class will be entitled to receive a pro rata share of the Fund's net assets that are attributable to that class. Shareholders may receive cash, securities, or a combination of the two.

     PREEMPTIVE RIGHTS. There are no preemptive rights associated with the Funds' shares.

     CONVERSION RIGHTS. Shareholders of each Fund (except the Massachusetts Tax-Exempt Fund, Ohio Long-Term Tax-Exempt Funds, and the Tax-Exempt Money Market Funds) may convert their shares into another class of shares of the same Fund upon the satisfaction of any then applicable eligibility requirements. There are no conversion rights associated with the Massachusetts Tax-Exempt and Ohio Long-Term Tax-Exempt, as well as those of the Tax-Exempt Money Market Funds.

     REDEMPTION  PROVISIONS.  Each Fund's redemption provisions are described in
its  current   prospectus   and  elsewhere  in  this   Statement  of  Additional
Information.

     SINKING FUND PROVISIONS. The Funds have no sinking fund provisions.

     CALLS OR ASSESSMENT. The Funds' shares, when issued, are fully paid and non-assessable.

TAX STATUS OF THE FUNDS

Each Fund intends to continue to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended. This special tax status means that the Fund will not be liable for federal tax on income and capital gains distributed to shareholders. In order to preserve its tax status, each Fund must comply with certain requirements. If a Fund fails to meet these requirements in any taxable year, it will be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, will be taxable to shareholders as ordinary income. In addition, a Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before regaining its tax status as a regulated investment company.

                               INVESTMENT POLICIES

Some of the investment policies described below and in the Funds' Prospectuses set forth percentage limitations on a Fund's investment in, or holdings of, certain securities or other assets. Unless otherwise required by law, compliance with these policies will be determined immediately after the acquisition of such securities or assets. Subsequent changes in values, net assets, or other circumstances will not be considered when determining whether the investment complies with a Fund's investment policies and limitations.

     The following policies supplement each Fund's investment objective and policies set forth in the Prospectuses.

     TAX-EXEMPT INVESTING. As a matter of fundamental policy, each Fund will invest at least 80% of its net assets in securities exempt from federal taxes and taxes of the state indicated by each Fund's name, under normal market conditions. In applying this 80% policy, net assets will include any borrowing for investment purposes. In addition, under normal market conditions, (1) the Massachusetts Tax-Exempt Fund will invest at least 65% of its total assets in the securities of Massachusetts issuers.

     BORROWING. A fund's ability to borrow money is limited by its investment policies and limitations, by the 1940 Act, and by applicable exemptive orders, no-action letters, interpretations and other pronouncements by the Securities and Exchange Commission and its staff (SEC), and any other regulatory authority having jurisdiction, from time to time. Under the 1940 Act, a fund is required to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed, with an exception for borrowings not in excess of 5% of the fund's total assets made for temporary or emergency purposes. Any borrowings for temporary purposes in excess of 5% of the fund's total assets must maintain continuous asset coverage. If the 300% asset coverage should decline as a result of market fluctuations or for other reasons, a fund may be required to sell some of its portfolio holdings within three days (excluding Sundays and holidays) to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time.

     Borrowing will tend to exaggerate the effect on net asset value of any increase or decrease in the market value of a fund's portfolio. Money borrowed will be subject to interest costs which may or may not be recovered by earnings on the securities purchased. A fund also may be required to maintain minimum average balances in connection with a borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

     The SEC takes the position that other transactions that have a leveraging effect on the capital structure of a fund or are economically equivalent to borrowing can be viewed as constituting a form of borrowing by the fund. These transactions can include entering into reverse repurchase agreements, engaging in mortgage dollar roll transactions, selling securities short (other than short sales "against-the-box"), buying and selling certain derivatives (such as futures contracts), selling (or writing) put and call options, engaging in sale-buybacks, entering into firm commitment agreements and standby commitment agreements, engaging in when-issued, delayed delivery or forward commitment transactions, and other trading practices that have a leveraging effect on the capital structure of a fund or are economically equivalent to borrowing (additional discussion about a number of these transactions can be found below.) A borrowing transaction will not be considered to constitute the issuance of a "senior security" by a fund, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund (1) "covers" the borrowing transaction by maintaining an offsetting financial position or (2) segregates liquid assets (with such liquidity determined by the adviser in accordance with procedures established by the board of trustees) equal (as determined on a daily mark-to-market basis) in value to the fund's potential economic exposure under the borrowing transaction. A fund may have to buy or sell a security at a disadvantageous time or price in order to cover a borrowing transaction or segregate sufficient liquid assets. In addition, assets so segregated may not be available to satisfy redemptions or for other purposes.

     DEBT SECURITIES --  NON-INVESTMENT-GRADE  SECURITIES.  Non-investment-grade securities, also referred to as "high yield securities" or "junk bonds," are debt securities that are rated lower than the four highest rating categories by an nationally recognized statistical rating organization (for example, lower than Baa3 by Moody's Investors Service, Inc. or lower than BBB- by Standard & Poor's Corporation) or by independent analysis of a fund's adviser. These securities are generally considered to be, on balance, predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation and will generally involve more credit risk than securities in the investment-grade categories. Investment in these securities generally provides greater income and increased opportunity for capital appreciation than investments in higher quality securities, but they also typically entail greater price volatility and principal and income risk.

     Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of investment-grade securities. Thus, reliance on credit ratings in making investment decisions entails greater risks for high-yield securities than for investment grade debt securities. The success of a fund's adviser in managing high-yield securities is more dependent upon its own credit analysis than is the case with investment-grade securities.

     Some high-yield securities are issued by smaller, less-seasoned companies, while others are issued as part of a corporate restructuring, such as an acquisition, merger, or leveraged buyout. Companies that issue high-yield securities are often highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with investment-grade securities. Some high-yield securities were once rated as investment-grade but have been downgraded to junk bond status because of financial difficulties experienced by their issuers.

     The market values of high-yield securities tend to reflect individual issuer developments to a greater extent than do investment-grade securities, which in general react to fluctuations in the general level of interest rates. High-yield securities also tend to be more sensitive to economic conditions than are investment-grade securities. A projection of an economic downturn, for example, could cause a decline in junk bond prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If an issuer of high-yield securities defaults, in addition to risking payment of all or a portion of interest and principal, a fund investing in such securities may incur additional expenses to seek recovery.

     The secondary market on which high-yield securities are traded may be less liquid than the market for investment- grade securities. Less liquidity in the secondary trading market could adversely affect the ability of a fund to sell a high- yield security or the price at which a fund could sell a high-yield security, and could adversely affect the daily net asset value of fund shares. When secondary markets for high-yield securities are less liquid than the market for investment grade securities, it may be more difficult to value the securities because such valuation may require more research, and elements of judgment may play a greater role in the valuation because there is less reliable, objective data available.

     Except as otherwise provided in a fund's prospectus, if a credit-rating agency changes the rating of a portfolio security held by a fund, the fund may retain the portfolio security if the adviser deems it in the best interest of shareholders.

     DEBT SECURITIES -- VARIABLE AND FLOATING RATE SECURITIES. Variable and floating rate securities are debt securities that provide for periodic adjustments in the interest rate paid on the security. Variable rate securities provide for a specified periodic adjustment in the interest rate, while floating rate securities have interest rates that change whenever there is a change in a designated benchmark rate or the issuer's credit quality. There is a risk that the current interest rate on variable and floating rate securities may not accurately reflect existing market interest rates. Some variable or floating rate securities are structured with put features that permit holders to demand payment of the unpaid principal balance plus accrued interest from the issuers or certain financial intermediaries. A demand instrument with a demand notice exceeding seven days may be considered illiquid if there is no secondary market for such security.

     DERIVATIVES. A derivative is a financial instrument which has a value that is based on--or "derived from"--the values of other assets, reference rates, or indexes. Derivatives may relate to a wide variety of underlying references, such as commodities, stocks, bonds, interest rates, currency exchange rates and related indexes. Derivatives include futures contracts and options on futures contracts (see additional discussion below), forward commitment transactions (see additional discussion below), options on securities (see additional discussion below), caps, floors, collars, swap agreements (see additional discussion below) and other financial instruments. Some derivatives, such as futures contracts and certain options, are traded on U.S. commodity and securities exchanges, while other derivatives, such as swap agreements, are privately negotiated and entered into in the over-the-counter (OTC) market. The risks associated with the use of derivatives are different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are used by some investors for speculative purposes. Derivatives also may be used for a variety of purposes that do not constitute speculation, such as hedging, risk management, seeking to stay fully invested, seeking to reduce transaction costs, seeking to simulate an investment in equity or debt securities or other investments, seeking to add value when derivatives are favorably priced relative to equity or debt securities or other investments, and for other purposes. There is no assurance that any derivatives strategy used by a fund's adviser will succeed. A fund will not use derivatives for speculative purposes or as leveraged investments that magnify the gains or losses of an investment.

     Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks, bonds, and other traditional investments. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.

     The use of a derivative involves the risk that a loss may be sustained as a result of the insolvency or bankruptcy of the other party to the derivative contract (usually referred to as a "counterparty") or the failure of the counterparty to make required payments or otherwise comply with the terms of the contract. Additionally, the use of credit derivatives can result in losses if a fund's adviser does not correctly evaluate the creditworthiness of the issuer on which the credit derivative is based.

     Derivatives may be subject to liquidity risk, which exists when a particular derivative is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many OTC derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.

     Derivatives may be subject to pricing or "basis" risk, which exists when a particular derivative becomes extraordinarily expensive relative to historical prices or the prices of corresponding cash market instruments. Under certain market conditions, it may not be economically feasible to initiate a transaction or liquidate a position in time to avoid a loss or take advantage of an opportunity.

     Because many derivatives have a leverage or borrowing component, adverse changes in the value or level of the underlying asset, reference rate, or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Accordingly, certain derivative transactions may be considered to constitute borrowing transactions. Such a derivative transaction will not be considered to constitute the issuance of a "senior security" by a fund, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund covers the transaction or segregates sufficient liquid assets in accordance with the requirements, and subject to the risks, described above under the heading "Borrowing."

     Like most other investments, derivative instruments are subject to the risk that the market value of the instrument will change in a way detrimental to a fund's interest. A fund bears the risk that its adviser will incorrectly forecast future market trends or the values of assets, reference rates, indices or other financial or economic factors in establishing derivative positions for the fund. If the adviser attempts to use a derivative as a hedge against, or as a substitute for, a portfolio investment, the fund will be exposed to the risk that the derivative will have or will develop imperfect or no correlation with the portfolio investment. This could cause substantial losses for the fund. While hedging strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other fund investments. Many derivatives, in particular OTC derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a fund.

     FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. A futures contract is a standardized agreement between two parties to buy or sell at a specific time in the future a specific quantity of a commodity at a specific price. The commodity may consist of an asset, a reference rate, or an index. A security futures contract relates to the sale of a specific quantity of shares of a single equity security or a narrow-based securities index. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying commodity. The buyer of a futures contract enters into an agreement to purchase the underlying commodity on the settlement date and is said to be "long" the contract. The seller of a futures contract enters into an agreement to sell the underlying commodity on the settlement date and is said to be "short" the contract. The price at which a futures contract is entered into is established by open outcry on the floor of an exchange between exchange members acting as traders or brokers. Open futures contracts can be liquidated or closed out by physical delivery of the underlying commodity or payment of the cash settlement amount on the settlement date, depending on the terms of the particular contract. Some financial futures contracts (such as security futures) provide for physical settlement at maturity. Other financial futures contracts (such as those relating to interest rates, foreign currencies and broad-based securities indexes) generally provide for cash settlement at maturity. In the case of cash settled futures contracts, the cash settlement amount is equal to the difference between the final settlement price on the last trading day of the contract and the price at which the contract was entered into. Most futures contracts, however, are not held until maturity but instead are "offset" before the settlement date through the establishment of an opposite and equal futures position.

     The purchaser or seller of a futures contract is not required to deliver or pay for the underlying commodity unless the contract is held until the settlement date. However, both the purchaser and seller are required to deposit "initial margin" with a futures commission merchant (FCM) when the futures contract is entered into. Initial margin deposits are typically calculated as a percentage of the contract's market value. If the value of either party's position declines, that party will be required to make additional "variation margin" payments to settle the change in value on a daily basis. This process is known as "marking-to-market." Because the exchange of initial and variation margin payments prior to the settlement date will not represent payment in full for a futures contract, a fund's futures transactions can be considered borrowing transactions. A futures transaction will not be considered to constitute the issuance of a "senior security" by a fund, and such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund covers the transaction or segregates sufficient liquid assets in accordance with the requirements, and subject to the risks, described above under the heading "Borrowing."

     An option on a futures contract (or "futures option") conveys the right, but not the obligation, to purchase (in the case of a "call" option) or sell (in the case of a "put" option) a specific futures contract at a specific price (called the "exercise" or "strike" price) any time before the option expires. The buyer of a call option is said to go "long" a futures contract, while the buyer of a put option is said to go "short" a futures contract. The seller of an option is called an option writer. The purchase price of an option is called the "premium." Although the potential loss to an option buyer is limited to the amount of the premium plus transaction costs, that person can lose the entire amount of the premium. This will be the case, for example, if the option is held and not exercised prior to its expiration date. Generally, an option writer sells options with the goal of obtaining the premium paid by the option buyer. If an option sold by an option writer expires without being exercised, the writer retains the full amount of the premium. The option writer, however, has unlimited economic risk because its potential loss, except to the extent offset by the premium received when the option was written, is equal to the amount the option is "in-the-money" at the expiration date. A call option is in-the-money if the value of the underlying futures contract exceeds the exercise price of the option. A put option is in-the-money if the exercise price of the option exceeds the value of the underlying futures contract. Generally, any profit realized by an option buyer represents a loss for the option writer.

     A fund that takes the position of a writer of a futures option is required to deposit and maintain initial and variation margin with respect to the option, as described above in the case of futures contracts. Because the exchange of initial and variation margin payments prior to the expiration date of the option will not represent payment in full for a futures option, a fund's put and call option transactions can be considered borrowing transactions. A futures option transaction will not be considered to constitute the issuance of a "senior security" by a fund, and such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund covers the transaction or segregates sufficient liquid assets in accordance with the requirements, and subject to the risks, described above under the heading "Borrowing."

     Each fund intends to comply with the Rule 4.5 of the Commodity Futures Trading Commission (CFTC), under which a mutual fund avoids being deemed a "commodity pool" or a "commodity pool operator" by limiting its use of futures contracts and futures options to "bona fide hedging" transactions (as defined by the CFTC) and by limiting the maximum amount or value of those futures and options transactions that do not constitute bona fide hedging transactions. A fund will only enter into futures contracts and futures options which are standardized and traded on a U.S. or foreign exchange, board of trade, or similar entity, or quoted on an automated quotation system.

     FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS -- RISKS. The risk of loss in trading futures contracts and in writing futures options can be substantial, because of the low margin deposits required, the extremely high degree of leverage involved in futures and options pricing, and the potential high volatility of the futures markets. As a result, a relatively small price movement in a futures position may result in immediate and substantial loss (as well as gain) to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit if the contract were closed out. Thus, a purchase or sale of a futures contract, and the writing of a futures option, may result in losses in excess of the amount invested in the position. In the event of adverse price movements, a fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if the fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements (and segregation requirements, if applicable) at a time when it may be disadvantageous to do so. In addition, on the settlement date, a fund may be required to make delivery of the instruments underlying the futures positions it holds.

     A fund could suffer losses if it is unable to close out a futures contract or a futures option because of an illiquid secondary market. Futures contracts and futures options may be closed out only on an exchange which provides a secondary market for such products. However, there can be no assurance that a liquid secondary market will exist for any particular futures product at any specific time. Thus, it may not be possible to close a futures or option position. Moreover, most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of future positions and subjecting some futures traders to substantial losses. The inability to close futures and options positions also could have an adverse impact on the ability to hedge a portfolio investment or to establish a substitute for a portfolio investment.

     A fund bears the risk that its adviser will incorrectly predict future market trends. If the adviser attempts to use a futures contract or a futures option as a hedge against, or as a substitute for, a portfolio investment, the fund will be exposed to the risk that the futures position will have or will develop imperfect or no correlation with the portfolio investment. This could cause substantial losses for the fund. While hedging strategies involving futures products can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other fund investments.

     A fund could lose margin payments it has deposited with its FCM, if, for example, the FCM breaches its agreement with the fund or becomes insolvent or goes into bankruptcy. In that event, the fund may be entitled to return of margin owed to it only in proportion to the amount received by the FCM's other customers, potentially resulting in losses to the fund.

     INTERFUND BORROWING AND LENDING. The SEC has issued an exemptive order permitting the Vanguard funds to participate in Vanguard's interfund lending program. This program allows the Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes. The program is subject to a number of conditions, including the requirement that no fund may borrow or lend money through the program unless it receives a more favorable interest rate than is available from a typical bank for a comparable transaction. In addition, a Vanguard fund may participate in the program only if and to the extent that such participation is consistent with the fund's investment objective and other investment policies. The boards of trustees of the Vanguard funds are responsible for overseeing the interfund lending program.

     MUNICIPAL BONDS. Municipal bonds are debt obligations issued by states, municipalities and other political subdivisions, agencies, authorities and instrumentalities of states and multi-state agencies or authorities (collectively, "municipalities"), the interest on which, in the opinion of bond counsel to the issuer at the time of issuance, is exempt from federal income tax ("Municipal Bonds"). Municipal Bonds include securities from a variety of sectors, each of which has unique risks. Municipal Bonds include, but are not limited to, general obligation bonds, limited obligation bonds, and revenue bonds, including industrial development bonds issued pursuant to federal tax law. General obligation bonds are obligations involving the credit of an issuer possessing taxing power and are payable from such issuer's general revenues and not from any particular source. Limited obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Revenue bonds are issued for either project or enterprise financings in which the bond issuer pledges to the bondholders the revenues generated by the operating projects financed from the proceeds of the bond issuance. Revenue bonds involve the credit risk of the underlying project or enterprise (or its corporate user) rather than the credit risk of the issuing municipality. Under the Code, certain limited obligation bonds are considered "private activity bonds" and interest paid on such bonds is treated as an item of tax preference for purposes of calculating federal alternative minimum tax liability. Tax-exempt private activity bonds and industrial development bonds generally are also classified as revenue bonds and thus are not payable from the issuer's general revenues. The credit and quality of private activity bonds and industrial development bonds are usually related to the credit of the corporate user of the facilities. Payment of interest on and repayment of principal of such bonds are the responsibility of the corporate user (and/or any guarantor). A tax-exempt fund will invest only in securities deemed tax-exempt by a nationally recognized bond counsel, but there is no guarantee the interest payments on Municipal Bonds will continue to be tax-exempt for the life of the bonds.

     Some longer-term Municipal Bonds give the investor the right to "put" or sell the security at par (face value) within a specified number of days following the investor's request--usually one to seven days. This demand feature enhances a security's liquidity by shortening its effective maturity and enables it to trade at a price equal to or very close to par. If a demand feature terminates prior to being exercised, a fund would hold the longer-term security, which could experience substantially more volatility.

     Some Municipal Bonds feature credit enhancements, such as lines of credit, letter of credit, municipal bond insurance, and standby bond purchase agreements (SBPAs). SBPAs include lines of credit that are issued by a third party, usually a bank, to enhance liquidity and ensure repayment of principal and any accrued interest if the underlying Municipal Bond should default. Municipal bond insurance, which is usually purchased by the bond issuer from a private, nongovernmental insurance company, provides an unconditional and irrevocable guarantee that the insured bond's principal and interest will be paid when due. Insurance does not guarantee the price of the bond or the share price of any fund. The credit rating of an insured bond reflects the credit rating of the insurer, based on its claims-paying ability. The obligation of a municipal bond insurance company to pay a claim extends over the life of each insured bond. Although defaults on insured Municipal Bonds have been historically low and municipal bond insurers historically have met their claims, there is no assurance this will continue. A higher-than-expected default rate could strain the insurer's loss reserves and adversely affect its ability to pay claims to bondholders. The number of municipal bond insurers is relatively small, and not all of them have the highest credit rating. An SBPA can include a liquidity facility that is provided to pay the purchase price of any bonds that cannot be remarketed. The obligation of the liquidity provider (usually a bank) is only to advance funds to purchase tendered bonds that cannot be remarketed and does not cover principal or interest under any other circumstances. The liquidity provider's obligations under the SBPA are usually subject to numerous conditions, including the continued creditworthiness of the underlying borrower or bond issuer.

     Municipal Bonds also include tender option bonds, which are municipal derivatives created by dividing the income stream provided by an underlying Municipal Bond to create two securities issued by a special-purpose trust, one short-term and one long-term. The interest rate on the short-term component is periodically reset. The short-term component has negligible interest rate risk, while the long-term component has all of the interest rate risk of the original bond. After income is paid on the short-term securities at current rates, the residual income goes to the long-term securities. Therefore, rising short-term interest rates result in lower income for the longer-term portion, and vice versa. The longer-term components can be very volatile and may be less liquid than other Municipal Bonds of comparable maturity. These securities have been developed in the secondary market to meet the demand for short-term, tax-exempt securities.

     Municipal securities also include a variety of structures geared towards accommodating municipal issuer short term cash flow requirements. These structures include but are not limited to general market notes, commercial paper, put bonds, and variable rate demand obligations (VRDOs). VRDOs comprise a significant percentage of the outstanding debt in the short term municipal market. VRDOs can be structured to provide a wide range of maturity options (1 day to over 360 days) to the underlying issuing entity and are typically issued at par. The longer the maturity option, the greater the degree of liquidity risk (the risk of not receiving an asking price of par or greater) and reinvestment risk (the risk that the proceeds from maturing bonds must be reinvested at a lower interest rate).

     MUNICIPAL BONDS -- RISKS. Municipal Bonds are subject to credit risk. Like other debt securities, Municipal Bonds include investment-grade, non-investment grade and unrated securities. Rated Municipal Bonds that may be held by a fund include those rated investment-grade at the time of investment or those issued by issuers whose senior debt is rated investment-grade at the time of investment. In the case of any unrated Municipal Bonds, the adviser to a fund will assign a credit rating based upon criteria that include an analysis of factors similar to those considered by nationally recognized statistical rating organizations. Information about the financial condition of an issuer of Municipal Bonds may not be as extensive as that which is made available by corporations whose securities are publicly traded. Obligations of issuers of Municipal Bonds are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors. Congress or state legislatures may seek to extend the time for payment of principal or interest, or both, or to impose other constraints upon enforcement of such obligations. There is also the possibility that, as a result of litigation or other conditions, the power or ability of issuers to meet their obligations for the payment of interest and principal on their Municipal Bonds may be materially affected or their obligations may be found to be invalid or unenforceable. Such litigation or conditions may from time to time have the effect of introducing uncertainties in the market for Municipal Bonds or certain segments thereof, or of materially affecting the credit risk with respect to particular bonds. Adverse economic, business, legal, or political developments might affect all or a substantial portion of a fund's Municipal Bonds in the same manner. In particular, a state specific tax-exempt fund is subject to state specific risk, which is the chance that the fund, because it invests primarily in securities issued by a particular state and its municipalities, is more vulnerable to unfavorable developments in that state than are funds that invest in municipal securities of many states. Unfavorable developments in any economic sector may have far-reaching ramifications on a state's overall municipal market.

     Municipal Bonds are subject to interest rate risk. Interest rate risk is the chance that bond prices overall will decline over short or even long periods because of rising interest rates. Interest rate risk is higher for long-term bonds, whose prices are much more sensitive to interest rate changes than are the prices of shorter-term bonds. Generally, prices of longer maturity issues tend to fluctuate more than prices of shorter maturity issues. Prices and yields on Municipal Bonds are dependent on a variety of factors, such as the financial condition of the issuer, general conditions of the Municipal Bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. A number of these factors, including the ratings of particular issues, are subject to change from time to time.

     Municipal Bonds are subject to call risk. Call risk is the chance that during periods of falling interest rates, a bond issuer will "call"--or repay--a higher-yielding bond before its maturity date. Forced to reinvest the unanticipated proceeds at lower interest rates, a fund would experience a decline in income and lose the opportunity for additional price appreciation associated with falling rates. Call risk is generally high for long-term bonds.

     Municipal Bonds may be deemed to be illiquid as determined by or in accordance with methods adopted by a fund's board of trustees. In determining the liquidity and appropriate valuation of a Municipal Bond, a fund's adviser may consider the following factors relating to the security, among others: (1) the frequency of trades and quotes; (2) the number of dealers willing to purchase or sell the security; (3) the willingness of dealers to undertake to make a market; (4) the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer; and (5) factors unique to a particular security, including general creditworthiness of the issuer and the likelihood that the marketability of the securities will be maintained throughout the time the security is held by the fund.

     OPTIONS. An option on a security (or index) is a contract that gives the holder of the option, in return for the payment of a "premium," the right, but not the obligation, to buy from (in the case of a call option) or sell to (in the case of a put option) the writer of the option the security underlying the option (or the cash value of the index) at a specified exercise price at any time during the term of the option. The writer of an option on a security has the obligation upon exercise of the option (1) to deliver the underlying security upon payment of the exercise price (in the case of a call option) or
(2) to pay the exercise price upon delivery of the underlying security (in the case of a put option). The writer of an option on an index has the obligation upon exercise of the option to pay an amount equal to the cash value of the index minus the exercise price, multiplied by the specified multiplier for the index option. The multiplier for an index option determines the "size" of the investment position the option represents. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of OTC options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows the purchaser or writer greater flexibility to tailor an option to its needs, OTC options generally involve greater credit risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded.

     The buyer of a call option is said to go "long" on the underlying position, while the buyer of a put option is said to go "short" the underlying position. The seller of an option is called an option writer. The purchase price of an option is called the "premium." Although the potential loss to an option buyer is limited to the amount of the premium plus transaction costs, that person can lose the entire amount of the premium. This will be the case if the option is held and not exercised prior to its expiration date. Generally, an option writer sells options with the goal of obtaining the premium paid by the option buyer, but that person could also seek to profit from an anticipated rise or decline in option prices. If an option sold by an option writer expires without being exercised, the writer retains the full amount of the premium. The option writer, however, has unlimited economic risk because its potential loss, except to the extent offset by the premium received when the option was written, is equal to the amount the option is "in-the-money" at the expiration date. A call option is in-the-money if the value of the underlying position exceeds the exercise price of the option. A put option is in-the-money if the exercise price of the option exceeds the value of the underlying position. Generally, any profit realized by an option buyer represents a loss for the option writer. The writing of an option will not be considered to constitute the issuance of a "senior security" by a fund, and such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund covers the transaction or segregates sufficient liquid assets in accordance with the requirements, and subject to the risks, described above under the heading "Borrowing."

     If a trading market in particular options were to become unavailable, investors in those options would be unable to close out their positions until trading resumes, and they may be faced with substantial losses if the value of the underlying interest moves adversely during that time. Even if the market were to remain available, there may be times when options prices will not maintain their customary or anticipated relationships to the prices of the underlying interests and related interests. Lack of investor interest, changes in volatility, or other factors or conditions might adversely affect the liquidity, efficiency, continuity, or even the orderliness of the market for particular options.

     A fund bears the risk that its adviser will not accurately predict future market trends. If the adviser attempts to use an option as a hedge against, or as a substitute for, a portfolio investment, the fund will be exposed to the risk that the option will have or will develop imperfect or no correlation with the portfolio investment. This could cause substantial losses for the fund. While hedging strategies involving options can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other fund investments. Many options, in particular OTC options, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a fund.

     OTHER INVESTMENT COMPANIES. A fund may invest in other investment companies to the extent permitted by applicable law or SEC order. Under the 1940 Act, a fund generally may invest up to 10% of its assets in shares of investment companies and up to 5% of its assets in any one investment company as long as the investment does not represent more than 3% of the voting stock of the acquired investment company. If a fund invests in investment companies, shareholders will bear not only their proportionate share of the fund's expenses (including operating expenses and the fees of the adviser), but also, indirectly, the similar expenses of the underlying investment companies. Shareholders would also be exposed to the risks associated not only to the investments of the fund but also to the portfolio investments of the underlying investment companies. Certain types of investment companies, such as closed-end investment companies, issue a fixed number of shares that typically trade on a stock exchange or over-the-counter at a premium or discount to their net asset value. Others are continuously offered at net asset value but also may be traded in the secondary market.

     RESTRICTED AND ILLIQUID SECURITIES. Illiquid securities are securities that can not be sold or disposed of in the ordinary course of business within seven business days at approximately the value at which they are being carried on a fund's books. Illiquid securities may include a wide variety of investments, such as repurchase agreements maturing in more than seven days, OTC options contracts, and certain other derivatives (including certain swap agreements), fixed time deposits that are not subject to prepayment or do not provide for withdrawal penalties upon prepayment (other than overnight deposits), participation interests in loans, municipal lease obligations, commercial paper issued pursuant to Section 4(2) of the Securities Act of 1933, as amended (1933
Act), and securities whose disposition is restricted under the federal securities laws. Illiquid securities include restricted, privately placed securities that, under the federal securities laws, may be sold only to qualified institutional buyers. Because these securities can be resold only to qualified institutional buyers, they may be considered illiquid securities--meaning that they could be difficult for a fund to convert to cash if needed. If a substantial market develops for a restricted security (or other illiquid investment) held by a fund, it will be treated as a liquid security, in accordance with procedures and guidelines approved by the board of trustees. This generally includes securities that are unregistered that can be sold to qualified institutional buyers in accordance with Rule 144A under the 1933 Act or securities that are exempt from registration under the 1933 Act, such as commercial paper. While a fund's adviser monitors the liquidity of restricted securities on a daily basis, the board of trustees oversees and retains ultimate responsibility for the adviser's decisions. Several factors that the trustees consider in monitoring these decisions include the valuation of a security, the availability of qualified institutional buyers, brokers and dealers that trade in the security, and the availability of information about the security's issuer.

     SWAP AGREEMENTS. A swap agreement is an agreement between two parties ("counterparties") to exchange payments at specified dates ("periodic payment dates") on the basis of a specified amount ("notional amount") with the payments calculated with reference to a specified asset, reference rate, or index.

     Examples of swap agreements include, but are not limited to, interest rate swaps, credit default swaps, equity swaps, commodity swaps, foreign currency swaps, index swaps, and total return swaps. Most swap agreements provide that when the periodic payment dates for both parties are the same, payments are netted, and only the net amount is paid to the counterparty entitled to receive the net payment. Consequently, a fund's current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each counterparty. Swap agreements allow for a wide variety of transactions. For example, fixed rate payments may be exchanged for floating rate payments; U.S. dollar-denominated payments may be exchanged for payments denominated in a different currency; and payments tied to the price of one asset, reference rate, or index may be exchanged for payments tied to the price of another asset, reference rate, or index.

     An option on a swap agreement, also called a "swaption," is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based "premium." A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return of a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties.

     The use of swap agreements by a fund entails certain risks, which are different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Swaps are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks, bonds, and other traditional investments. The use of a swap requires an understanding not only of the referenced asset, reference rate, or index but also of the swap itself, without the benefit of observing the performance of the swap under all possible market conditions.

     Swap agreements may be subject to liquidity risk, which exists when a particular swap is difficult to purchase or sell. If a swap transaction is particularly large or if the relevant market is illiquid (as is the case with many OTC swaps), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price. For this reason, a swap transaction may be subject to a fund's limitation on investments in illiquid securities.

     Swap agreements may be subject to pricing risk, which exists when a particular swap becomes extraordinarily expensive relative to historical prices or the prices of corresponding cash market instruments. Under certain market conditions, it may not be economically feasible to initiate a transaction or liquidate a position in time to avoid a loss or take advantage of an opportunity.

     Because some swap agreements have a leverage or borrowing component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the swap itself. Certain swaps have the potential for unlimited loss, regardless of the size of the initial investment. Certain swap transactions may be considered to constitute borrowing transactions. Such a swap transaction will not be considered to constitute the issuance of a "senior security" by a fund, and such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund covers the transaction or segregates sufficient liquid assets in accordance with the requirements, and subject to the risks, described above under the heading "Borrowing."

     Like most other investments, swap agreements are subject to the risk that the market value of the instrument will change in a way detrimental to a fund's interest. A fund bears the risk that its adviser will not accurately forecast future market trends or the values of assets, reference rates, indices or other economic factors in establishing swap positions for the fund. If the adviser attempts to use a swap as a hedge against, or as a substitute for, a portfolio investment, the fund will be exposed to the risk that the swap will have or will develop imperfect or no correlation with the portfolio investment. This could cause substantial losses for the fund. While hedging strategies involving swap instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other fund investments. Many swaps, in particular OTC swaps, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a fund.

     The use of a swap agreement involves the risk that a loss may be sustained as a result of the insolvency or bankruptcy of the counterparty or the failure of the counterparty to make required payments or otherwise comply with the terms of the agreement. Additionally, the use of credit default swaps can result in losses if a fund's adviser does not correctly evaluate the creditworthiness of the issuer on which the credit swap is based.

     The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

     TAX MATTERS -- FEDERAL TAX TREATMENT OF FUTURES CONTRACTS. A fund is required for federal income tax purposes to recognize as income for each taxable year its net unrealized gains and losses on certain futures contracts as of the end of the year as well as those actually realized during the year. In these cases, any gain or loss recognized with respect to a futures contract is considered to be 60% long-term capital gain or loss and 40% short-term capital gain or loss, without regard to the holding period of the contract. Gains and losses on certain other futures contracts (primarily non-U.S. futures contracts) are not recognized until the contracts are closed and are treated as long-term or short-term, depending on the holding period of the contract. Sales of futures contracts that are intended to hedge against a change in the value of securities held by a fund may affect the holding period of such securities and, consequently, the nature of the gain or loss on such securities upon disposition. A fund may be required to defer the recognition of losses on one position, such as futures contracts, to the extent of any unrecognized gains on a related offsetting position held by the fund.

     In order for a fund to continue to qualify for federal income tax treatment as a regulated investment company, at least 90% of its gross income for a taxable year must be derived from qualifying income; i.e., dividends, interest, income derived from loans of securities, gains from the sale of securities or of foreign currencies, or other income derived with respect to the fund's business of investing in securities or currencies. It is anticipated that any net gain recognized on futures contracts will be considered qualifying income for purposes of the 90% requirement.

     A fund will distribute to shareholders annually any net capital gains which have been recognized for federal income tax purposes on futures transactions. Such distributions will be combined with distributions of capital gains realized on the fund's other investments and shareholders will be advised on the nature of the distributions.

     TAX MATTERS -- MARKET DISCOUNT. The price of a bond purchased after its original issuance may reflect market discount which, depending on the particular circumstances, may affect the tax character and amount of income required to be recognized by a fund holding the bond. In determining whether a bond is purchased with market discount, certain de minimis rules apply.

     TEMPORARY INVESTMENTS. A fund may take temporary defensive measures that are inconsistent with the fund's normal fundamental or non fundamental investment policies and strategies in response to adverse market, economic, political, or other conditions. Such measures could include, but are not limited to, investments in (1) highly liquid short-term fixed income securities issued by or on behalf of municipal or corporate issuers, obligations of the U.S. Government and its agencies, commercial paper, and bank certificates of deposit;
(2) shares of other investment companies which have investment objectives consistent with those of the fund; (3) repurchase agreements involving any such securities; and (4) other money market instruments. There is no limit on the extent to which the fund may take temporary defensive measures. In taking such measures, the fund may fail to achieve its investment objective.

     WHEN-ISSUED, DELAYED DELIVERY, AND FORWARD COMMITMENT TRANSACTIONS. When-issued, delayed delivery, and forward commitment transactions involve a commitment to purchase or sell specific securities at a predetermined price or yield in which payment and delivery take place after the customary settlement period for that type of security. Typically, no interest accrues to the purchaser until the security is delivered. When purchasing securities pursuant to one of these transactions, the purchaser assumes the rights and risks of ownership, including the risks of price and yield fluctuations and the risk that the security will not be issued as anticipated. Because payment for the securities is not required until the delivery date, these risks are in addition to the risks associated with a fund's investments. When a fund has sold a security pursuant to one of these transactions, the fund does not participate in further gains or losses with respect to the security. If the other party to a delayed-delivery transaction fails to deliver or pay for the securities, a fund could miss a favorable price or yield opportunity or suffer a loss. A fund may renegotiate a when-issued or forward transaction and may sell the underlying securities before delivery, which may result in capital gains or losses for the fund. When-issued, delayed delivery, and forward commitment transactions may be considered to constitute borrowing transactions. When-issued, delayed delivery, and forward commitment transactions will not be considered to constitute the issuance of a "senior security" by a fund, and such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund covers the transaction or segregates sufficient liquid assets in accordance with the requirements, and subject to the risks, described above under the heading "Borrowing."

                             INVESTMENT LIMITATIONS

Each Fund is subject to the following fundamental investment limitations, which cannot be changed in any material way without the approval of the holders of a majority of the Fund's shares. For these purposes, a "majority" of shares means shares representing the lesser of: (1) 67% or more of the Fund's net assets voted, so long as shares representing more than 50% of the Fund's net assets are present or represented by proxy; or (2) shares representing more than 50% of the Fund's net assets.

     BORROWING. Each Fund may not borrow money in excess of 15% of its net assets, and any borrowings by a Fund must comply with all applicable regulatory requirements.

     COMMODITIES. Each Fund may not purchase or sell commodities, except that the California Intermediate-Term Tax-Exempt, California Long-Term,
Massachusetts, New Jersey Long-Term, New York Long-Term, Ohio Long-Term, Pennsylvania Long-Term, and the Florida Long-Term Tax-Exempt Funds may invest in fixed income futures contracts, fixed income options, and options on fixed income futures contracts. No more than 5% of a Fund's total assets may be used as initial margin deposit for futures contracts, and (with the exception of the Florida Tax-Free Fund) no more than 20% of a Fund's total assets may be invested in futures contracts or options at any time.

     DIVERSIFICATION. Each Fund will limit the aggregate value of all holdings (except U.S. Government and cash items) as defined under subchapter M of the Code, each of which exceeds 5% of the Fund's total assets, to an aggregate of 50% of such assets. Additionally, each Fund (with the exception of the Massachusetts Tax-Exempt Fund) will limit the aggregate value of holdings of a single issuer (except U.S. Government and cash items, as defined in the Code) to a maximum of 25% of the Fund's total assets.

     ILLIQUID. Each Fund (with the exception of Massachusetts Tax-Exempt Fund) may not acquire any security if, as a result, more than 15% of its net assets (10% for the Money Market Funds) would be invested in securities that are illiquid.

     INDUSTRY CONCENTRATION. Each Fund may not invest more than 25% of its total assets in any one industry.

     INVESTMENTS IN SECURITIES OTHER THAN MUNICIPAL SECURITIES. Each Fund will not invest in securities other than Municipal Securities except that a Fund may make temporary investments in certain short-term taxable securities issued by or on behalf of municipal or corporate issuers, obligations of the United States Government and its agencies or instrumentalities, commercial paper, bank certificates of deposit, and any such items subject to short-term repurchase agreements.

     LOANS. Each Fund may not lend money to any person except by the purchase of bonds, debentures, or similar obligations that are publicly distributed or customarily purchased by institutional investors; by lending its portfolio securities; or through Vanguard's interfund lending program.

     MARGIN. Each Fund (with the exception of Massachusetts Tax-Exempt Fund) may not purchase securities on margin or sell securities short, except as permitted by the Funds' investment policies relating to commodities.

     OIL, GAS, MINERALS. Each Fund (with the exception of Massachusetts Tax-Exempt Fund) may not invest in interests in oil, gas, or other mineral exploration or development programs, although it can invest in bonds and money market instruments secured by interests in these programs.

     PLEDGING ASSETS. Each Fund (with the exception of Massachusetts  Tax-Exempt
Fund) may not pledge, mortgage, or hypothecate more than 15% of its net assets.

     PUTS, CALLS, STRADDLES. Each Fund (with the exception of Massachusetts Tax-Exempt Fund) may not invest in put, call, straddle, or spread options, except as permitted by the Fund's investment policies relating to commodities.

     REAL ESTATE. Each Fund may not invest directly in real estate, although it may invest in municipal bonds secured by real estate or interests therein. (Massachusetts Tax-Exempt Fund may also invest in securities of companies that deal in real estate).

     SENIOR SECURITIES. Each Fund may not issue senior securities, except in compliance with the 1940 Act.

     TAX-EXEMPT INVESTMENTS. For a description of each Fund's fundamental policy on tax-exempt investments see "Investment Policies--Tax-Exempt Investing."

     UNDERWRITING. Each Fund may not engage in the business of underwriting securities issued by other persons. The Fund will not be considered an underwriter when disposing of its investment securities.

     Compliance with the investment limitations set forth above is measured at the time the securities are purchased. If a percentage restriction is adhered to at the time the investment is made, a later change in percentage resulting from a change in the market value of assets will not constitute a violation of such restriction.

     None of these limitations prevents a Fund from participating in The Vanguard Group. As a member of The Vanguard Group, each Fund may own securities issued by Vanguard, make loans to Vanguard, and contribute to Vanguard's costs or other financial requirements. See "Management of the Funds" for more information.

                               STATE RISK FACTORS

Following is a brief summary of select state factors affecting each Fund. It does not represent a complete analysis of every material fact effecting each state's debt obligations. Each summary is based on a sampling of offering statements for the debt of each state's issuers, data from independent rating agencies, and/or data reported in other public sources. The Funds have not independently verified this information, and will not update it during the year.

     In general, the credit quality and credit risk of any issuer's debt depend on the state and local economy, the health of the issuer's finances, the amount of the issuer's debt, the quality of management, and the strength of legal provisions in debt documents that protect debt holders. Credit risk is usually lower wherever the economy is strong, growing and diversified; financial operations are sound; and the debt burden is reasonable.

CALIFORNIA RISK FACTORS

The Vanguard California Tax-Free Funds invest primarily in the obligations of the State of California, State agencies, and various local governments. Local government obligations include securities that counties, cities, school districts, special districts, agencies, and authorities issue. As a result of this investment focus, events in California are likely to affect the Fund's investment performance.

     The average credit rating among states in the United States for "full faith and credit" state debt is "Aa2" as determined by Moody's Investors Service, Inc. (Moody's), and "AA" as determined by Standard & Poor's Corporation (S&P). Against this measure and the criteria listed above, the credit risk associated with direct obligations of the State of California, including general obligation bonds, lease debt, and notes, compares unfavorably at A2/A3 from Moody's and A/A- from S&P for general obligation bonds and essential lease debt respectively. During the 1990s, the State's credit quality was more volatile than that of other States, with more frequent rating actions than in other States--and most of those actions were negative.

     Prior to 1991, the State's general obligation bonds enjoyed the highest rating from both Moody's and S&P. California's high credit quality reflected the growth of its strong and diversified economy, a low debt position, wealth levels higher than the national average, and a generally sound and stable financial position. However, California's credit quality declined after the onset of the national recession in 1990. With the economic recovery in the late 1990s and into 2000, the State once again benefited from tremendous growth--fueled by the high-tech sector--and a more diverse economic base than the State had prior to the 1990s. In addition to the high-tech sector, manufacturing, entertainment, and agriculture were major economic drivers while the defense sector, though still significant, declined in relative importance.

     Although the economic impact of the current national recession that began in 2001 has been similar in California to that of most of the other States, unique structural features of the State's budget caused the State's credit quality to deteriorate more rapidly.

* Approximately 50% of the State's budget for fiscal year (FY) 2002 (period from July 1, 2001, to June 30, 2002) was derived from personal income taxes. The State's personal income tax is highly progressive, with the top 5% of taxpayers providing approximately 40% of total personal income tax revenues in FY 2001. Accordingly, as the top earners' incomes vary, so do the State's revenues. For instance, approximately 38% of total personal income taxes in FY 2001 (i.e., approximately 19% of the total budget) came from levies on capital gains derived primarily from the swift increase in the equity markets, with the top earners paying most of these amounts. With declines in those markets since 2001, that revenue source diminished, plunging by over 65% in FY 2003 from the FY 2001 levels.

* The State's second largest source of revenues is the sales tax, generating approximately 27% of total revenues in FY 2002. So far in FY 2003, sales taxes have been lower than originally projected, negatively impacting State finances.

- The corporate income tax, the third prong of California's major revenue sources at approximately 7%, also declined thus far in FY 2003 from originally budgeted levels.

     In addition to all this, many of California's consumers, businesses, and governments are faced with higher energy costs as a result of the power crisis the State experienced in early 2001. The net effect is that California went into FY 2002 with a $12.6 billion budget deficit. The legislature enacted some spending cuts, but primarily relied on reserves and other one-time revenues to balance the budget, eliminating most of the State's budget reserves. As indicated, over the course of this fiscal year revenues have been lower than originally projected, producing an approximately $10.0 billion additional budget deficit as estimated by the State's Department of Finance which the State will have to address soon.

     As the budget planning for FY 2004 commenced in January 2003, the State faced an estimated $24.0 billion shortfall for which it had to further cut spending or increase revenues. Note that several media reports have indicated a $34.0 billion budget deficit. This is somewhat overstated because it represents the estimated sum of the shortfall for the remainder of FY 2003 plus the projected deficit for FY 2004. Still, the budget problem is daunting and reserves will not be a significant resource for plugging this hole in FY 2004 because of the drawdown in FY 2003. In January 2003, the Governor proposed a budget for fiscal year 2004 that would, if enacted, bring the State back into balance. The budget is currently pending in the State Legislative.

     Against these challenges, various voter initiatives over the years have set spending limits but mandated spending priorities--particularly for public education--reducing the Governor's and the Legislature's operating flexibility. In addition, higher Medi-Cal (the Medicaid program in California) costs, higher health care insurance costs for State workers, and possible increased pension funding requirements as a result of investment losses will take up a larger portion of State spending.

     At over $1.3 trillion, California's economy is the largest among the States, representing 13.5% of total U.S. economic activity according to the Department of Commerce's Bureau of Economic Analysis. California is also one of the largest economies in the world, comparable to the size of France and the United Kingdom on a gross state product/gross domestic product basis. The State's population of over 34 million people--larger than Canada--has doubled since 1960 and constitutes over 12% of the U.S. total according to the U.S. Census Bureau. Moreover, California has grown at a faster rate than the nation as a whole and is more than a third again as large as both Texas and New York State, the next two largest states.

     As the largest agricultural producer in the country, unemployment levels are typically higher than those in the nation as a whole, but concentrated away from the coastal population centers. Still, total per capita personal income levels statewide are 7.3% higher than those of the nation as a whole and have consistently exceeded national levels according to the Department of Commerce's Bureau of Economic Analysis. A growing, young population, the State's status as a preferred location for new immigrants to locate, a strong higher education system, and excellent ports--the recent strikes notwithstanding--continue to bolster California's economic prospects. Real estate markets remain robust, although prices as a percentage of median incomes are very high compared to other markets.

     Economic diversity is another advantage. Employment and income are not concentrated in any one sector. In fact, California's economy closely mirrors that of the U.S. with slightly less manufacturing concentration in California compared to the nation, and slightly more in the services sector. Furthermore, the State was disproportionately dependent upon the defense sector through the 1980s. Currently, this sector remains important, but relatively less so than was the case twelve years ago during the prior economic recession.

     Due to the State's growth, it is facing challenges in infrastructure development and finance. In the transport sector, roads are congested and mass transit is not as developed as in some of the country's older metropolitan areas (although there are system expansions planned in San Diego, Los Angeles, the San Francisco Bay Area, and Sacramento, as well as the possibility of a Statewide high speed rail system). Water availability remains an on-going challenge. Constructing these infrastructure improvements is a particular challenge in the congested, developed, expensive areas of the State. The State is also facing challenges to build new school facilities to educate its growing student population, increase the quality of its public school education, provide home ownership opportunities for middle class residents, and housing generally for low- and moderate-income residents.

     California was a major issuer in the municipal securities markets in calendar year 2002, coming to market with the largest municipal bond financing in history, an $11.9 billion transaction via the State's Department of Water Resources to reimburse the State for the monies it expended to purchase power on behalf of the State's major non-creditworthy investor-owned utilities. The State also issued $12.5 billion in notes, the largest municipal note sale ever, to provide funds for cash flow imbalances over the course of the fiscal year. The State continued to be a major issuer of voter approved general obligation bonds, non-voter approved lease debt, and other securities.

     The State's budget situation affects local government as well because State aid and transfers are a major revenue source for most local governments--particularly school districts. There are a number of additional risks that local governments face. The adoption by voters of revenue and expenditure limitations, commencing with Articles XIIIA and XIIIB of the California Constitution in 1978 and Articles XIIIC and XIIID in 1996--popularly known as Propositions 13 and 218--have placed many local governments under a degree of fiscal stress because their revenues are constrained, but spending and mandates are not. California voters have demonstrated a willingness to utilize the statutory initiative process to limit the revenue raising capability and the ability to incur general obligation debt (although a proposition in 2000 lowered the threshold for school districts to sell bond issues under certain circumstances, for cities and counties, the threshold remains a high 2/3rds of those voting the relevant election). One effect of this is the reliance on lease debt that has higher credit risk. These securities, known as certificates of participation (COPs) or lease revenue bonds (LRBs), are not general obligation bonds and are not usually voter approved. They are subject to annual appropriation, abatement in the event that the leased asset securing the COPs or LRBs is destroyed, and limited bondholder rights. Most importantly, when a local government sells these securities, it pays debt service out of existing general fund revenues as opposed to a local general obligation bond where increased property tax levies offset the increased debt service expense.

     Finally, California is subject to unique natural hazard risks. Earthquakes can cause localized economic harm that could limit the ability of governments to repay debt or lead to abatement if the facilities the leases on which secure COPs or LRBs are destroyed. Cycles of drought and flooding are also concerns insofar as they affect agricultural production, power generation, and the supply of drinking water. In addition, drought can limit the ability of certain public utilities to repay their debt.

     Despite these risk elements, the diversity of the California economy, its sheer size, and history of technical innovation are advantages. We do not believe that the State's economic or long-term financial viability is in question.

FLORIDA RISK FACTORS

Vanguard Florida Tax-Free Fund invests primarily in municipal bonds of the Florida State government, the state's agencies and authorities, and various local governments, including counties, cities, towns, special districts, and authorities. As a result of this investment focus, events in Florida are likely to affect the Fund's investment performance.

     The average credit rating among states in the U.S. for "full faith and credit" state debt is "Aa2" as determined by Moody's and "AA" as determined by S&P. Against this measure and the criteria listed above, the credit risk associated with direct obligations of the State of Florida and the State's agencies and authorities, including general obligation and revenue bonds, lease debt, and notes, is comparable with the average for U.S. states. Florida's general obligation bonds have been rated in the "AA" category by both rating agencies for over two decades, during which period the State's obligations could be characterized as providing high-grade security with a very strong capacity for timely repayment of debt. In 1997, S&P upgraded the State of Florida's rating to "AA+" reflecting healthy finances and a strong economy. In July 2002 Moody's changed its Outlook on Florida's "Aa2" rating to "Stable" from "Negative" citing improvements in sales tax revenue collections, prompt budget reductions in response to the post 9/11 revenue weakening and the state's tradition of conservative fiscal management.

     The State of Florida's economy is characterized by a large service sector, a dependence on the tourism and construction industries, and a large retirement population. Its primary vulnerability is exposure to the business cycle affecting both the tourism and construction sectors. The management of rapid growth has been the major challenge facing state and local governments. While attracting many senior citizens, Florida also offers a favorable business environment and growing employment opportunities that have continued to generate working-age population in-migration. As this growth continues, particularly within the retirement population, the demand for both public and private services will increase, which may strain the service sector's capacity and impede the state's budget balancing efforts.

     Personal income levels in Florida are less sensitive to economic downturns than in the U.S., as a whole, since Florida is home to a greater concentration of senior citizens who rely on dividends, interest, Social Security, and pension benefits, which fluctuate less with the business cycle than does employment income.

     Debt levels in the State of Florida are moderate to high, reflecting the tremendous capital demands associated with rapid population growth. Florida is unusual among states in that all general obligation "full faith and credit" debt issues of municipalities must be approved by public referendum and are, therefore, relatively rare. Most debt instruments issued by local municipalities and authorities have a more narrow pledge of security, such as a sales tax stream, special assessment revenue, user fees, utility taxes, or fuel taxes. Municipal lease financings utilizing master lease structures are well accepted in the marketplace and have become the primary vehicle used by Florida school districts to finance capital projects. Credit quality of such debt instruments tends to be somewhat lower than that of general obligation debt. The State of Florida issues general obligation debt for a variety of purposes; however, the State Constitution requires a specific revenue stream to be pledged to State general obligation bonds as well. In May 1998, the first series of State Lottery Revenue bonds were issued from a total authorization of $2.5 billion, providing a new dedicated revenue source to address educational capital needs.

     Florida has a long history of strong budget control, along with a sizable budget stabilization reserve that together provide significant flexibility to manage the State's financial position in the future. The revenue shortfall in budget year 2001/2002 was addressed by a special session of the State legislature, during which expenditures were reduced by $1 billion, $300 million was drawn down from the unreserved Trust Fund, and the next stage of the Intangibles Tax phase down was delayed by 18 months to July 1, 2003. Revenue pressures are ongoing for the 2002/2003 budget year. State officials still face tremendous capital and operating pressures due to the growth that will continue to strain the state's narrow revenue base. Recently voters approved a plan to reduce public school class size; funding for the program, the cost of which is substantial, is expected to further pressure the State's and local school districts' budgets. Future budgets may require a wider revenue base to meet such demands; the most likely candidate for such revenue enhancement may be a tax on consumer services, although this was tried unsuccessfully in the 1980s. The creation of a Florida personal income tax is a very remote possibility, since it would require an amendment to the State's Constitution and a higher level of political support than has currently been generated.

MASSACHUSETTS RISK FACTORS

Vanguard Massachusetts Tax-Exempt Fund invests primarily in obligations of the Commonwealth of Massachusetts and its local governments, including counties, cities, townships, special districts, agencies, and authorities. As a result of this investment focus, events in Massachusetts are likely to affect the Fund's investment performance.

     The average credit rating among states in the U.S. for "full faith and credit" state debt is "Aa2" as determined by Moody's and "AA" as determined by S&P. Against this measure and the criteria listed above, the credit risk associated with direct obligations of the Commonwealth of Massachusetts and its agencies, including general obligation and revenue bonds, lease debt, and notes is slightly below average at a full faith and credit rating of "Aa2" (Moody's) and "AA-" (S&P). In December of 2001, Moody's revised its Outlook on Massachusetts from "Stable", to "Negative" citing declines in tax revenue collections.

     The Massachusetts economy is densely populated with comparatively high income levels and low rates of unemployment. The service sector is the single largest contributor to Gross State Product, at 25% of GSP, with business services and health services accounting for 53 percent of this sector. The Finance, Insurance and Real Estate sector is the second largest contributor to Gross State Product, at 24%. With an estimated 2001 population of 6.4 million, the Commonwealth's population has increased by 2.6% over the last decade, almost one-fourth of the U.S. rate of growth. As of October, 2002, the Commonwealth's unadjusted unemployment rate was 5.2%, compared to a national average of 5.7%. Per capita personal income in the Commonwealth has historically exceeded that of the U.S. and for 2001 was 28% above the national average.

     Since 1990, there have been limitations on the amount of direct bonds that the Commonwealth may have outstanding in a fiscal year. In addition, there has been a 10% limit on the annual spending for repayment of principal and payment of interest on general obligation debt of the Commonwealth. Each of these limitations may be changed by the Massachusetts legislature.

     In Massachusetts, the tax on personal property and real estate is the largest source of tax revenues available to cities and towns to meet local costs. "Proposition 2 1/2", an initiative petition adopted by the voters of the Commonwealth in

November 1980, limits the power of Massachusetts cities and towns and certain tax-supported districts and public agencies to raise revenue from property taxes to support their operations, including the payment of certain debt service. To offset shortfalls experienced by local governments as a result of Proposition 2 1/2, the Commonwealth has significantly increased direct local aid since 1981, but this aid may be reduced during times of fiscal stress.

     After a decade of economic growth, in 2002 the Commonwealth experienced its first economic downturn and budget deficit. To balance the budget, the state transferred $1.8 billion from reserves to fund cash expenditures. The Commonwealth will continue to face challenges in FY 2003 and 2004, resulting from weakened tax revenues and spending pressure, particularly in Medicaid and direct aid to localities. It is expected that the state will address the 2003 budget deficit with a combination of expenditure reductions and transfers from the remaining reserves.

     Commonwealth debt levels remain well above average: Total debt equals 8.6% of personal income, the second highest in the U.S., where the median is 2.3%. In addition, the Commonwealth currently has significant unfunded liabilities relating to its pension funds.

NEW JERSEY RISK FACTORS

The Vanguard New Jersey Tax-Free Funds invest primarily in the obligations of New Jersey State government and various local governments, including counties, cities, special districts, agencies and authorities. As a result of this investment focus, events in New Jersey are likely to affect the Fund's investment performance.

     The average credit rating among states in the U.S. for "full faith and credit" state debt is "Aa2" and "AA" by Moody's and S&P, respectively. Against this measure and the criteria listed above, the credit risk associated with direct obligations of the State of New Jersey and state agencies, including general obligation and revenue bonds, and lease debt, compares favorably. In general, New Jersey's credit quality reflects the diversification of its economy, a manageable but growing debt position and wealth levels much higher than the national average. As true of most states in 2002 and projected for 2003, financial position has deteriorated as a result of the softened economy, under-performing revenues and a structurally unbalanced budget. In March 2002, Moody's downgraded New Jersey from "AA1" to "AA2" and continues to maintain a "Negative" Outlook. The downgrade reflected the sudden negative effect on the state's budget from revenue losses resulting from the depressed stock market and weakened financial services industry, which combined with across the board spending pressures and substantially reduced reserves are expected to strain state finances over the next two years. In June, 2002, S&P downgraded New Jersey from "AA+" to "AA" citing the downward revision in revenues and decrease in reserves leading to reduced financial flexibility and the increased likelihood that it would require several years to bring the state's budget into structural balance. S&P maintains a "Stable" Outlook on the state's credit.

     New Jersey remains a wealthy state, falling to third wealthiest in 2000 after Connecticut and Massachusetts from second wealthiest in 1999. At $37,112, per capita personal income was 26% above the U.S. average.

     The State's debt burden is manageable in relation to the State's wealth and resources, but has increased significantly since 1991 as the State has financed capital outlays previously funded out of current revenues such as transportation improvements and pension liabilities. Tax-supported debt as measured against income and population is now among the highest in the U.S. Debt levels are expected to continue to increase as the state and the local school districts borrow in association with the School Construction Program. The State Supreme Court, which in 2002 approved the constitutionality of State lease debt issued to finance the School Construction Program, is reviewing the use of lease debt for other purposes; it is generally expected that if the Court rule's that certain lease debt is no longer constitutional, any remedy would be prospective in nature.

     A positive credit factor for local government in New Jersey is the strong state oversight of local government operations. The State can and has seized control of mismanaged jurisdictions. In addition, the State guarantees the debt service of many local government bond issues such as those for school districts.

     Despite the strengths of New Jersey credit quality, there are risks. New Jersey has a number of older urban centers, including Newark and Camden, which present a continuing vulnerability with respect to economic and social problems. The cost of financing solid waste management continues to be a challenge to local government. There is pressure for property tax reform, and this too could adversely affect State finances in the future.

NEW YORK RISK FACTORS

The Vanguard New York Tax-Free Funds invest primarily in the obligations of New York State government, state agencies, state authorities and various local governments, including counties, cities, towns, special districts, and authorities. As a result of this investment focus, events in New York are likely to affect the Fund's investment performance.

     The average credit rating among states in the U.S. for "full faith and credit" state debt is "Aa2" and "AA" by Moody's and S&P, respectively. Against this measure and the criteria listed above, the credit risk associated with direct obligations of the State of New York and state agencies and authorities, including general obligation and revenue bonds, "moral obligation" bonds, lease debt, appropriation debt, and notes, compares somewhat unfavorably. During most of the last two decades, the State's general obligation bonds have been rated just below this average by both rating agencies. Additionally, the State's credit quality could be characterized as more volatile than that of other states, since the State's credit rating has been upgraded and downgraded much more often than usual. This rating has fluctuated between "Aa" and "A" since the early 1970s. Nonetheless, during this period the State's obligations could still be characterized as providing upper medium grade security, with a strong capacity for timely repayment of debt. In December 2000, S&P upgraded the State's general obligation debt to "AA." Moody's continues to maintain its "A2" rating on New York State, while changing its "Positive" Outlook to "Stable" in December 2002 citing revenue declines, the use of cash balances to sustain spending, rising expenditure pressures and significant structural imbalance.

     The wealth of New York State, as well as the size and diversity of its economy, serve to limit the credit risk of its securities. New York ranked fourth among the states in 2000 per capita personal income, which was 17% above the U.S. national average. The engine of growth for the State in the past decade was the surge in financial and other services, especially in New York City. Manufacturing centers in upstate New York, which more closely parallel the midwestern economy, suffered during the 1970s and early 1980s. The upstate economy continues to be characterized by cities with aging populations and aging manufacturing plants.

     Credit risk in New York State is heightened by a large and increasing debt burden, historically marginal financial operations, limited revenue-raising flexibility, and the uncertainty of the future credit quality of New York City, which comprises 40% of the State's population and economy. Combined State and local debt per capita is about 50% above the U.S. average, and debt service expenditures have been growing as a claim on the State and city budgets. New York's debt structure is also complicated; to circumvent voter approval, much state debt is issued by agencies, is not backed by the state's full faith and credit and therefore has lower credit ratings. Although the State enacted statutory debt reform measures in 2000, it will take a number of years for these to substantially impact the State's debt posture. In 2002 the State created a new type of debt, backed by the Personal Income Tax, which is rated on "AA" by S&P and "A1" by Moody's. New York's ability to raise revenues is limited, since combined state and local taxes are among the highest in the nation as a percent of personal income.

     New York State's future credit quality will be heavily influenced by the future of New York City. New York City's economic and financial performance in the last portion of the 1990s had strengthened due to high levels of Wall Street profitability and tourism. Financial performance had begun to soften in the 2001/2002 budget year even before the events of September 11, 2001. Financial performance for the budget year ending June 30, 2002 was balanced, buoyed by Federal emergency aid. Budget balancing actions for the 2002/2003 year have been stringent including an 18% mid-year property tax increase as well as mid-year service reductions as the City collects revenues even less than the substantially reduced receipts projected at the time of budget adoption. The intermediate and longer-term affects of September 11th remain uncertain, particularly as to the City's ability to regain financial services industry and related sectors' employment at near-September 11th levels. Moody's currently rates the City "A2" with a "Negative" Outlook and S&P rates the City "A" with a "Negative" Outlook as of November 2002. Although major areas of credit strength continue to exist in localities in Long Island (although Nassau County was placed under limited State oversight in 2000 due to fiscal distress), and north of New York City where affluent population bases continue to exist all New York counties are under some fiscal distress due to rising Medicaid and pension contribution costs, the softened economy, and threatened decreases in State aid due to the State's 2002/2003 revenue shortfalls and projected 2003/2004 budget gap.

OHIO RISK FACTORS

The Vanguard Ohio Tax-Free Funds invest primarily in securities issued by or on behalf of (or in certificates of participation in lease-purchase obligations of) the State of Ohio, political subdivisions of the Sate, or agencies or instrumentalities of the State or its political subdivisions (Ohio Obligations). As a result of this investment focus, events in Ohio are likely to affect the Fund's investment performance.

     The average credit rating among states in the U.S. for "full faith and credit" State debt is "Aa2" as determined by Moody's, and "AA" as determined by S&P. Against this measure and the criteria listed above, the credit risk associated with direct obligations of the State of Ohio, including general obligation bonds, lease debt, and notes, compares favorably at Aa1/Aa2 from Moody's and AA+/AA from S&P for general obligation bonds and essential lease debt, respectively.

     The Funds are susceptible to general or particular political, economic or regulatory factors that may affect issuers of Ohio Obligations. The following information constitutes only a brief summary of some of the many complex factors that may affect the Funds. The information does not apply to "conduit" obligations in which the public issuer itself has no financial responsibility. This information is derived from official statements of certain Ohio issuers published in connection with their issuance of securities and from other publicly available documents, and is believed to be accurate.

     While diversifying more into the service and other non-manufacturing areas, the Ohio economy continues to rely on durable goods manufacturing largely concentrated in motor vehicles and equipment, steel, rubber products and household appliances. As a result, general economic activity, as in many other industrial-focused states, tends to be more cyclical than in some other states and in the nation as a whole. Agriculture is an important segment of the economy, with over half the state's area devoted to farming and approximately 13% of total employment in agribusiness. The State's economy also has benefited by improved manufacturing productivity and a strong export position, which helped shield the State's economy from domestic recession in the early 1990s.

     There can be no assurance that future national, regional or statewide economic difficulties, and the resulting impact on state or local government finances generally, will not adversely affect the market value of Ohio Obligations held in the Funds or the ability of particular obligors to make timely payments of debt service on (or lease payments relating to) those Obligations.

     Ohio's debt burden is moderate, and the State and most local governments observe prudent debt management practices. Historically, the State has had operating surpluses and maintained a budget stabilization fund. However, fiscal year 2002 presented some challenges as the State faced economic stress that lead to a budget gap of over $1.15 billion. Weak performance from personal income taxes (more than 5% below budget) was a major driving factor. To bridge the 2002-2003 biennium budget gap, the State implemented several one-time revenue enhancements, made budget cuts, fully used the budget stabilization fund and transferred money from tobacco settlement funds. These sources will be limited going forward as offsets to further shortfalls. Despite the difficult economic environment, Ohio's finances remain stronger than other states in the country, as demonstrated by the credit rating by Moody's and S&P (the State's general obligation debt is rated Aa1/AA+, respectively; both agencies have a negative outlook). While the State has taken steps to address the estimated budget gap, the Rating Agencies continued to view the economic uncertainty as a weakness affecting the fiscal situation through fiscal 2003 and 2004.

     The State operates on the basis of a fiscal biennium for its appropriations and expenditures, and is precluded by law from ending its July 1 to June 30 fiscal year (FY) or fiscal biennium in a deficit position. Most state operations are financed through the General Revenue Fund (GRF), for which personal income and sales-use taxes are the major sources. Growth and depletion of GRF ending fund balances show a consistent pattern related to national economic conditions, with the ending FY balance reduced during less favorable and increased during more favorable economic periods. The State has well-established procedures for, and has timely taken, necessary actions to ensure resource/ expenditure balances during less favorable economic periods. These procedures include general and selected reductions in appropriations spending.

     Current Ohio constitutional provisions, with limited exceptions, prohibit the State's incurrence or assumption of direct debt without a vote of the people. The State may incur debt, limited in amount to $750,000, to cover casual deficits or failures in revenues or to meet expenses not otherwise provided for. The Constitution expressly precludes the State from assuming the debts of any local government or corporation. (An exception is made in both cases for any debt incurred to repel invasion, suppress insurrection, or defend the State in war.)

     The Constitution also authorizes the issuance of State obligations for certain purposes, the owners of which do not have the right to have excises or taxes levied to pay debt service. Such State obligations are generally secured by biennial appropriation lease agreements with the State.

     State and local agencies issue obligations that are payable from revenues from or relating to certain facilities (but not from taxes). By judicial interpretation, these obligations are not "debt" within constitutional provisions. In general, payment obligations under lease-purchase agreements of Ohio public agencies (in which certificates of participation may be issued) are limited in duration to the agency's fiscal period, and are dependent upon appropriations being made available for the subsequent fiscal period.


     Local school districts in Ohio receive a major portion (on a statewide basis, approximately 50%) of their operating monies from State subsidies, but are dependent on local property taxes, and in approximately one-fifth of the districts, from voter-authorized income taxes, for significant portions of their budgets. Litigation, similar to that in other states, has challenged the constitutionality of Ohio's system of school funding. The Ohio Supreme Court has ordered the state to provide for and fund a system complying with the Ohio Constitution. The State has accommodated the added fiscal pressure.

     Ohio's 943 incorporated cities and villages rely primarily on property and municipal income taxes for their operations, and, with other local governments, receive local government support and property tax relief monies distributed by Ohio. For those few municipalities that on occasion have faced significant financial problems, there are statutory procedures for a joint state/local commission to monitor the municipality's fiscal affairs and for development of a financial plan to eliminate deficits and cure any defaults. At present the State itself does not levy ad valorem taxes on real or tangible personal property. Political subdivisions and other local taxing districts levy those taxes. The Constitution has since 1934 limited the amount of the aggregate levy (including a levy for un-voted general obligations) of property taxes by all overlapping subdivisions, without a vote of the electors or a municipal charter provision, to 1% of true value in money, and statutes limit the amount of that aggregate levy to 10 mills per $1 of assessed valuation (commonly referred to as the "ten-mill limitation"). Voted general obligations of subdivisions are payable from property taxes that are unlimited as to amount or rate.


PENNSYLVANIA RISK FACTORS

Vanguard Pennsylvania Tax-Free Funds invest primarily in the obligations of the Commonwealth of Pennsylvania, state agencies and various local governments, including counties, cities, townships, special districts, and authorities. As a result of this investment focus, events in Pennsylvania are likely to affect the Fund's investment performance.

     The average credit rating among states in the U.S. for "full faith and credit" state debt is "Aa2" and "AA" by Moody's and S&P, respectively. Against this measure and the criteria listed above, the credit risk associated with direct obligations of Pennsylvania and state agencies, including general obligation and revenue bonds, lease debt, and notes, is similar. The ratings of Pennsylvania General Obligations bonds by Moody's and by S&P are "Aa2"/"AA". Factors contributing positively to credit quality in Pennsylvania include a favorable debt structure, a diversifying economic base, and conservatively managed financial operations on the part of State government.

     The General Fund, the Commonwealth's largest fund, receives all tax revenues, non-tax revenues and federal grants and entitlements that are not specified by law to be deposited elsewhere. The majority of the Commonwealth's operating and administrative expenses are payable from the General Fund. Debt service on all bonded indebtedness of the Commonwealth, except that issued for highway purposes or for the benefit of other special revenue funds, is payable from the General Fund.


     Following five years of budgetary surpluses, fiscal 2002 saw a revenue shortfall resulting from the economic slowdown, stock market decline and weakening of corporate profits. Despite modest expenditure reductions and increases revenue transfers, operations were balanced by effectively depleting the Tax Stabilization Reserve Fund. The fiscal 2003 budget was balanced with the use of one-time monies; receipts are underperforming during the first portion of the year and mid-year expenditure reductions have been made. The new administration, seated in January 2003, is reported to be considering a range of savings and revenue options to bring the budget back into structural balance.

     Pennsylvania historically had been identified as a heavy industry state although that reputation has changed over the last thirty years as the coal, steel, and railroad industries declined and the Commonwealth's business environment readjusted to reflect a more diversified industrial base. This economic readjustment was a direct result of a long-term shift in jobs, investment, and workers away from the northeast part of the nation. Recently the major sources of growth in Pennsylvania have been in the service sector, including trade, medical and the health services, education, and financial institutions.

     A number of local governments in the Commonwealth, most notably Philadelphia, have from time to time faced fiscal stress, and were unable to address serious economic, social, and health care problems within revenue constraints. Philadelphia's credit prospects have significantly improved but remain a challenge to the credit quality of Pennsylvania, longer term. Pittsburgh is currently facing fiscal stress.

                    FLORIDA INTANGIBLE PERSONAL PROPERTY TAX

Although Florida does not impose a state personal income tax, it does impose an intangible personal property tax (the intangibles tax) on intangible property having a taxable situs in Florida. The intangibles tax is imposed on the value of certain intangible personal property, including shares of a mutual fund. There is an exemption, however, for shares of a mutual fund, such as the Florida Fund, that is organized as a business trust, provided that, on the January 1 assessment date, at least 90% of the net asset value of the portfolio of assets corresponding to such shares consists of exempt property. Exempt property includes notes, bonds, and other obligations issued by the state of Florida or its municipalities, counties and other taxing districts or by the United States Government and its agencies. Under this rule, shares of the Vanguard Florida Tax-Exempt Fund are expected to be exempt from the Florida intangible personal property tax.

                                   SHARE PRICE

Each Fund's share price, called its net asset value, or NAV, is calculated each business day as of the close of regular trading on the New York Stock Exchange, generally 4 p.m., Eastern time. Net asset value per share is computed by dividing the net assets allocated to each share class by the number of Fund shares outstanding for that class.

     The New York Stock Exchange typically observes the following holidays: New Year's Day, Martin Luther King Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. Although each Fund expects the same holidays to be observed in the future, the Exchange may modify its holiday schedule or hours of operation at any time.

     It is the policy of each Vanguard money market fund to attempt to maintain a net asset value of $1.00 per share for sales and redemptions. The instruments held by a money market fund are valued on the basis of amortized cost, which does not take into account unrealized capital gains or losses. This involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price that the fund would receive if it sold the instrument. Such procedures will include a review of the fund's holdings by the trustees, at such intervals as they may deem appropriate, to determine whether the fund's net asset value calculated by using available market quotations deviates from $1.00 per share based on amortized cost. The extent of any deviation will be examined by the trustees. If such deviation exceeds 1/2 of 1%, the trustees will promptly consider what action, if any, will be initiated. In the event the trustees determine that a deviation exists which may result in material dilution or other unfair results to investors or existing shareholders, they have agreed to take such corrective action as they regard as necessary and appropriate, including the sale of fund instruments prior to maturity to realize capital gains or losses or to shorten average fund maturity; withholding dividends; making a special capital distribution; redemptions of shares in kind; or establishing a net asset value per share by using available market quotations.

     The use of amortized cost and the maintenance of a money market fund's NAV at $1.00 is based on its election to operate under Rule 2a-7 under the 1940 Act. As a condition of operating under that rule, each fund must maintain a dollar-weighted average portfolio maturity of 90 days or less, purchase only instruments having remaining maturities of 397 days or less, and invest only in securities that are determined by methods approved by the trustees to present minimal credit risks and that are of high quality as determined by the requisite rating services, or in the case of an instrument not so rated, determined by methods approved by the trustees to be of comparable quality.

     Although the stable share price is not guaranteed, the NAV of Vanguard money markets funds is expected to remain at $1 per share. Instruments are purchased and managed with that goal in mind.

                              PURCHASE OF SHARES

The purchase price of shares of each Fund is the net asset value per share next determined after the purchase request is received in good order, as defined in the Fund's prospectus. The net asset value per share is calculated as of the close of regular trading on the New York Stock Exchange on each day the Exchange is open for business. An order received before the close of regular trading on the Exchange will be executed at the price computed on the date of receipt; an order received after the close of regular trading on the Exchange will be executed at the price computed on the next day the Exchange is open.

     Each Fund reserves the right in its sole discretion (1) to suspend the offering of its shares, (2) to reject purchase orders, including a purchase by exchange from another Vanguard fund, if management determines such rejection is in the best interest of the Fund, (3) to increase or decrease the minimum amount required to open and maintain an account, without prior notice, (4) to impose a transaction fee on a purchase of the Fund's shares if the purchase, in the opinion of the adviser, would disrupt the efficient management of the Fund, and
(5) to reduce or waive the minimum investment for, or any other restrictions on, initial and subsequent investments for certain categories of investors or under circumstances where certain economies can be achieved in sales of the Fund's shares.

                              REDEMPTION OF SHARES

Each Fund may suspend redemption privileges or postpone the date of payment for redeemed shares (1) during any period that the New York Stock Exchange is closed or trading on the Exchange is restricted as determined by the Commission, (2) during any period when an emergency exists, as defined by the Commission, as a result of which it is not reasonably practicable for the Fund to dispose of securities it owns or to fairly determine the value of its assets, and (3) for such other periods as the Commission may permit.

     Each Fund has made an election with the Commission to pay in cash all redemption requested by any shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of the net assets of the Fund at the beginning of such period.

     If Vanguard determines that it would be detrimental to the best interests of the remaining shareholders of each Fund to make payment wholly or partly in cash, the Fund may pay the redemption price in whole or in part by a distribution in kind of readily marketable securities held by the Fund in lieu of cash in conformity with applicable rules of the Commission. Investors may incur brokerage charges on the sale of such securities received in payment of redemptions.

     The Funds do not charge redemption fees, except for wire redemptions in amounts less than $5,000 (which will be subject to a charge of $5.00). Shares redeemed may be worth more or less than what was paid for them, depending on the market value of the securities held by the Fund.

INVESTING WITH VANGUARD THROUGH OTHER FIRMS

The Funds have authorized certain agents to accept on their behalf purchase and redemption orders, and those agents are authorized to designate other intermediaries to accept purchase and redemption orders on the Funds' behalf (collectively, "Authorized Agents"). A Fund will be deemed to have received a purchase or redemption order when an Authorized Agent accepts the order in accordance with the Fund's instructions. A customer order that is properly transmitted to a Fund by an Authorized Agent will be priced at the Fund's net asset value next determined after the order is received by the agent.

                             MANAGEMENT OF THE FUNDS

THE VANGUARD GROUP

Each Fund is a member of The Vanguard Group of Investment Companies, which consists of more than 100 funds. Through their jointly-owned subsidiary, The Vanguard Group, Inc., the funds obtain at cost virtually all of their corporate management, administrative, and distribution services. Vanguard also provides investment advisory services on an at-cost basis to several of the Vanguard funds.

     Vanguard employs a supporting staff of management and administrative personnel needed to provide the requisite services to the funds and also furnishes the funds with necessary office space, furnishings, and equipment. Each fund pays its share of Vanguard's total expenses, which are allocated among the funds under methods approved by the board of trustees of each fund. In addition, each fund bears its own direct expenses, such as legal, auditing, and custodian fees.

     The funds' officers are also officers and employees of Vanguard. No officer or employee owns, or is permitted to own, any securities of any external adviser for the funds.

     Vanguard, Vanguard Marketing Corporation, the funds' advisers, and the funds have adopted Codes of Ethics designed to prevent employees who may have access to nonpublic information about the trading activities of the funds (access persons) from profiting from that information. The Codes permit access persons to invest in securities for their own accounts, including securities that may be held by a fund, but place substantive and procedural restrictions on the trading activities of access persons. For example, the Codes require that access persons receive advance approval for every securities trade to ensure that there is no conflict with the trading activities of the funds.

     Vanguard was established and operates under an Amended and Restated Funds' Service Agreement, which was approved by the shareholders of each of the funds. The Amended and Restated Funds' Service Agreement provides as follows: (1) each Vanguard fund may be called upon to invest up to 0.40% of its current net assets in Vanguard, and (2) there is no other limitation on the dollar amount that each Vanguard fund may contribute to Vanguard's capitalization. The amounts that each of the funds has invested are adjusted from time to time in order to maintain the proportionate relationship between each fund's relative net assets and its contribution to Vanguard's capital. As of November 30, 2002, each Fund had contributed capital to Vanguard.

                         PERCENT OF EACH FUND'S     TOTAL AMOUNT      PERCENT OF
                                        AVERAGE   CONTRIBUTED BY      VANGUARD'S
FUND                                 NET ASSETS        THE FUNDS  CAPITALIZATION
--------------------------------------------------------------------------------
Vanguard California Tax-Free Funds        0.02%       $1,593,000           1.59%
Vanguard Florida Tax-Free Fund            0.02           230,000           0.23
Vanguard Massachusetts Tax-Exempt Fund    0.02            73,000           0.07
Vanguard New Jersey Tax-Free Funds        0.02           641,000           0.64
Vanguard New York Tax-Free Funds          0.02           726,000           0.72
Vanguard Ohio Tax-Free Funds              0.02           233,000           0.23
Vanguard Pennsylvania Tax-Free Funds      0.02           934,000           0.93

     MANAGEMENT. Corporate management and administrative services include: (1) executive staff; (2) accounting and financial; (3) legal and regulatory; (4) shareholder account maintenance; (5) monitoring and control of custodian relationships; (6) shareholder reporting; and (7) review and evaluation of advisory and other services provided to the funds by third parties.

     DISTRIBUTION. Vanguard Marketing Corporation, a wholly-owned subsidiary of Vanguard, provides all distribution and marketing activities for the funds. The principal distribution expenses are for advertising, promotional materials, and marketing personnel. Distribution services may also include organizing and offering to the public, from time to time, one or more new investment companies that will become members of Vanguard. The funds' trustees review and approve the amount to be spent annually on distribution activities, as well as the manner and amount to be spent on each fund. The trustees also determine whether to organize new investment companies.

     One half of the distribution expenses of a marketing and promotional nature is allocated among the funds based upon their relative net assets. The remaining half of those expenses is allocated among the funds based upon each fund's sales for the preceding 24 months relative to the total sales of the funds as a group, provided, however, that no funds aggregate quarterly rate of contribution for distribution expenses of a marketing and promotional nature shall exceed 125% of the average distribution expense rate for Vanguard, and that no fund shall incur annual distribution expenses in excess of 0.20 of 1% of its average month-end net assets.

     During the fiscal years ended November 30, 2000, 2001, and 2002, the Funds paid the following approximate amounts of Vanguard's management and administrative (including transfer agency), distribution, and marketing expenses:

FUND                                             2000        2001        2002
--------------------------------------------------------------------------------
Vanguard California Tax-Exempt Money       $3,937,000  $4,358,000  $4,931,000
  Market Fund
--------------------------------------------------------------------------------
Vanguard California Intermediate-Term       2,307,000   2,872,000   3,335,000
  Tax-Exempt Fund
--------------------------------------------------------------------------------
Vanguard California Long-Term Tax-Exempt    2,634,000   3,060,000   3,049,000
  Fund
--------------------------------------------------------------------------------
Vanguard Florida Long-Term Tax-Exempt       1,143,000   1,378,000   1,679,000
  Fund
--------------------------------------------------------------------------------
Vanguard Massachusetts Tax-Exempt Fund        228,000     336,000     415,000
--------------------------------------------------------------------------------
Vanguard New Jersey Tax-Exempt Money        2,289,000   2,341,000   2,504,000
  Market Fund
--------------------------------------------------------------------------------
Vanguard New Jersey Long-Term Tax-Exempt    2,010,000   2,324,000   2,042,000
  Fund
--------------------------------------------------------------------------------
Vanguard New York Tax-Exempt Money Market   1,218,000   2,134,000   2,288,000
  Fund
--------------------------------------------------------------------------------
Vanguard New York Long-Term Tax-Exempt      2,746,000   3,285,000   3,115,000
  Fund
--------------------------------------------------------------------------------
Vanguard Ohio Tax-Exempt Money Market         669,000     856,000   1,001,000
  Fund
--------------------------------------------------------------------------------
Vanguard Ohio Long-Term Tax-Exempt Fund       631,000     708,000     637,000
--------------------------------------------------------------------------------
Vanguard Pennsylvania Tax-Exempt Money      3,411,000   3,743,000   3,686,000
  Market Fund
--------------------------------------------------------------------------------
Vanguard Pennsylvania Long-Term             3,231,000   3,749,000   3,397,000
  Tax-Exempt Fund
--------------------------------------------------------------------------------

     Each Fund's investment adviser may direct new issue purchases, subject to obtaining the best price and execution, to underwriters who have agreed to rebate or credit to each Fund part of the underwriting fees generated. Such rebates or credits are used solely to reduce each Fund's management and administrative expenses and are not reflected in these totals.

     Vanguard provides investment advisory services to the Funds and several other Vanguard funds. These services are provided on an at-cost basis from an experienced investment management staff employed directly by Vanguard. During the fiscal years ended November 30, 2000, 2001, and 2002, the Funds paid the following approximate amounts of Vanguard's expenses relating to investment advisory services:


FUND                                         2000          2001          2002
--------------------------------------------------------------------------------
Vanguard California Tax-Exempt           $280,000      $376,000      $372,000
  Money Market Fund
--------------------------------------------------------------------------------
Vanguard California                       159,000       265,000       278,000
  Intermediate-Term Tax-Exempt Fund
--------------------------------------------------------------------------------
Vanguard California Long-Term             176,000       265,000       249,000
  Tax-Exempt Fund
--------------------------------------------------------------------------------
Vanguard Florida Long-Term                 98,000       143,000       139,000
  Tax-Exempt Fund
--------------------------------------------------------------------------------
Vanguard Massachusetts Tax-Exempt          16,000        33,000        40,000
  Fund
--------------------------------------------------------------------------------
Vanguard New Jersey Tax-Exempt            153,000       207,000       199,000
  Money Market Fund
--------------------------------------------------------------------------------
Vanguard New Jersey Long-Term             130,000       164,000       180,000
  Tax-Exempt Fund
--------------------------------------------------------------------------------
Vanguard New York Tax-Exempt Money        106,000       181,000       175,000
  Market Fund
--------------------------------------------------------------------------------
Vanguard New York Long-Term               172,000       223,000       248,000
  Tax-Exempt Fund
--------------------------------------------------------------------------------
Vanguard Ohio Tax-Exempt Money             53,000        72,000        77,000
  Market Fund
--------------------------------------------------------------------------------
Vanguard Ohio Long-Term Tax-Exempt         43,000        63,000        62,000
  Fund
--------------------------------------------------------------------------------
Vanguard Pennsylvania Tax-Exempt          229,000       318,000       287,000
  Money Market Fund
--------------------------------------------------------------------------------
Vanguard Pennsylvania Long-Term           208,000       261,000       282,000
  Tax-Exempt Fund
--------------------------------------------------------------------------------

OFFICERS AND TRUSTEES

The officers of the Funds manage the day-to-day operations of the Funds under the direction of the Funds' board of trustees. The trustees set broad policies for the Funds and choose the Funds' officers. Each trustee serves each Fund until its termination; until the trustee's retirement, resignation, death; or as otherwise specified in the Trusts' organizational documents. Any trustee may be removed at a meeting of shareholders by a vote representing two-thirds of the total net asset value of all shares of the Funds. Each trustee also serves as a director of The Vanguard Group, Inc.

     The following chart shows information for each trustee and executive officer of the Funds. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         NUMBER OF
                                                                                                                         VANGUARD
                                                                                                                           FUNDS
                                   POSITION(S)         VANGUARD FUND(S)                                                 OVERSEEN BY
                                   HELD WITH              TRUSTEE/            PRINCIPAL OCCUPATION(S) DURING              TRUSTEE/
NAME, YEAR OF BIRTH                  FUNDS             OFFICER SINCE              THE PAST FIVE YEARS                     OFFICER
------------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
John J. Brennan*               Chairman of the            May 1987           Chairman of the Board, Chief Executive             112
(1954)                         Board, Chief                                  Officer, and Director(Trustee) of The
                               Executive Officer                             Vanguard Group, Inc. and each of the
                               and Trustee                                   investment companies served by The
                                                                             Vanguard Group, Inc.
------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
Charles D. Ellis               Trustee                  January 2001         The Partners of '63 (probono ventures in           112
(1937)                                                                       education); Senior Advisor to Greenwich
                                                                             Associates (international business strategy
                                                                             consulting); Successor Trustee of Yale
                                                                             University; Overseer of the Stern School of
                                                                             Business at New York University; Trustee of
                                                                             the Whitehead Institute for Biomedical
                                                                             Research.
------------------------------------------------------------------------------------------------------------------------------------
Rajiv L. Gupta                 Trustee                  December 2001        Chairman and Chief Executive Officer               112
(1945)                                                                       (since October, 1999), Vice Chairman
                                                                             (January-September 1999),and Vice
                                                                             President (prior to September, 1999) of
                                                                             Rohm and Haas Co.(chemicals); Director
                                                                             of Technitrol, Inc. (electronic components)
                                                                             and Agere Systems (communication
                                                                             components); Board Member of
                                                                             American Chemistry Council; Trustee of
                                                                             Drexel University.
------------------------------------------------------------------------------------------------------------------------------------
JoAnn Heffernan Heisen         Trustee                  July 1998            Vice President, Chief Information Officer, and     112
(1950)                                                                       Member of the Executive Committee of
                                                                             Johnson & Johnson (pharmaceuticals/
                                                                             consumer products); Director of the Medical
                                                                             Center at Princeton and Women's Research
                                                                             and Education Institute.
------------------------------------------------------------------------------------------------------------------------------------
Burton G. Malkiel              Trustee                  May 1977             Chemical Bank Chairman's Professor of              110
(1932)                                                                       Economics, Princeton University; Director of
                                                                             Vanguard Investment Series plc (Irish investment
                                                                             fund) since November, 2001, Vanguard Group
                                                                             (Ireland) Limited (Irish investment
                                                                             management firm) since November, 2001,
                                                                             Prudential Insurance Co. of America, BKF
                                                                             Capital (investment management), The Jeffrey
                                                                             Co. (holding company), and NeuVis, Inc.
                                                                             (software company).
------------------------------------------------------------------------------------------------------------------------------------
Alfred M. Rankin, Jr.          Trustee                  January 1993         Chairman, President, Chief Executive               112
(1941)                                                                       Officer, and Director of NACCO Industries,
                                                                             Inc. (forklifttrucks/housewares/lignite);
                                                                             Director of Goodrich Corporation.
                                                                             (industrialproducts/aircraft systems and
                                                                             services). Director of the Standard
                                                                             Products Company (supplier for
                                                                             automotive industry) until 1998.
------------------------------------------------------------------------------------------------------------------------------------
J. Lawrence Wilson             Trustee                  April 1985           Retired Chairman and Chief Executive               112
(1936)                                                                       Officer of Rohm and Haas Co. (chemicals);
                                                                             Director of Cummins Inc. (diesel engines),
                                                                             The Mead Corp. (paper products), and
                                                                             AmerisourceBergen Corp. (pharmaceutical
                                                                             distribution); Trustee of Vanderbilt
                                                                             University.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         NUMBER OF
                                                                                                                         VANGUARD
                                                                                                                           FUNDS
                                   POSITION(S)          VANGUARD FUND(S)                                               OVERSEEN BY
                                   HELD WITH              TRUSTEE/            PRINCIPAL OCCUPATION(S) DURING              TRUSTEE/
NAME, YEAR OF BIRTH                  FUNDS             OFFICER SINCE              THE PAST FIVE YEARS                     OFFICER
------------------------------------------------------------------------------------------------------------------------------------
EXECUTIVE OFFICERS
------------------------------------------------------------------------------------------------------------------------------------
R. Gregory Barton*             Secretary                June  2001           Managing Director and General Counsel              112
(1951)                                                                       of The Vanguard Group, Inc. (since
                                                                             September, 1997); Secretary of The
                                                                             Vanguard Group, Inc. and of each of the
                                                                             investment companies served by The
                                                                             Vanguard Group, Inc. (since June, 2001);
                                                                             Principal of The Vanguard Group, Inc.
                                                                             (prior to September, 1997).
------------------------------------------------------------------------------------------------------------------------------------
Thomas J. Higgins*             Treasurer                July  1998           Principal of The Vanguard Group, Inc.;             112
(1957)                                                                       Treasurer of each of the
                                                                             investment companies served by The
                                                                             Vanguard Group, Inc. (since July, 1998).
------------------------------------------------------------------------------------------------------------------------------------

*Officers of the Funds are "Interested persons" as defined in the 1940 Act.

     Mr. Ellis is a Senior Advisor to Greenwich Associates, a firm that consults on business strategy to professional financial services organizations in markets around the world. A large number of financial service providers, including Vanguard, subscribe to programs of research-based consulting. During 2001 and 2002, Vanguard paid Greenwich subscription fees amounting to less than $275,000. Vanguard's subscription rates are similar to those of other subscribers.

     Board Committees: Each Fund's board has the following committees:

- Audit Committee: This committee oversees the accounting and financial reporting policies, the systems of internal controls, and the independent audits of each Fund and Vanguard. All independent trustees serve as members of the committee. The committee held four meetings during each Fund's last fiscal year.

- Compensation Committee: This committee oversees the compensation programs established by each Fund and Vanguard for the benefit of their employees, officers, and trustees/directors. All independent trustees serve as members of the committee. The committee held four meetings during each Fund's last fiscal year.

- Nominating Committee: This committee nominates candidates for election to Vanguard's board of directors and the board of trustees of each Fund (collectively, the "Vanguard boards"). The committee also has the authority to recommend the removal of any director or trustee from the Vanguard boards. All independent trustees serve as members of the committee. The committee held three meetings during each Fund's last fiscal year.

     The Nominating Committee will consider shareholder recommendations for trustee nominees. Shareholders may send recommendations to Mr. Wilson, Chairman of the Committee.

TRUSTEES' OWNERSHIP OF FUND SHARES

All trustees allocate their investments among the various Vanguard funds based on their own investment needs. The following table shows each trustee's ownership of shares of each Fund and of all Vanguard funds served by the trustee as of December 31, 2002. As a group, the Funds' trustees and officers own less than 1% of the outstanding shares of each Funds.

                      VANGUARD CALIFORNIA TAX-EXEMPT FUNDS

====================================================================================================
                                                          DOLLAR RANGE OF  AGGREGATE DOLLAR RANGE OF
                                                              FUND SHARES       VANGUARD FUND SHARES
FUND                                     NAME OF TRUSTEE OWNED BY TRUSTEE           OWNED BY TRUSTEE
----------------------------------------------------------------------------------------------------
VANGUARD CALIFORNIA TAX-EXEMPT
 MONEY MARKET FUND                       John J. Brennan            None               Over $100,000
                                        Charles D. Ellis            None               Over $100,000
                                          Rajiv L. Gupta            None               Over $100,000
                                  JoAnn Heffernan Heisen            None               Over $100,000
                                       Burton G. Malkiel            None               Over $100,000
                                   Alfred M. Rankin, Jr.            None               Over $100,000
                                      J. Lawrence Wilson            None               Over $100,000
----------------------------------------------------------------------------------------------------
VANGUARD CALIFORNIA INTERMEDIATE-TERM
  TAX-EXEMPT FUND                        John J. Brennan            None               Over $100,000
                                        Charles D. Ellis            None               Over $100,000
                                          Rajiv L. Gupta            None               Over $100,000
                                  JoAnn Heffernan Heisen            None               Over $100,000
                                       Burton G. Malkiel            None               Over $100,000
                                   Alfred M. Rankin, Jr.            None               Over $100,000
                                      J. Lawrence Wilson            None               Over $100,000
----------------------------------------------------------------------------------------------------
VANGUARD CALIFORNIA LONG-TERM
 TAX-EXEMPT FUND                         John J. Brennan            None               Over $100,000
                                        Charles D. Ellis            None               Over $100,000
                                          Rajiv L. Gupta            None               Over $100,000
                                  JoAnn Heffernan Heisen            None               Over $100,000
                                       Burton G. Malkiel            None               Over $100,000
                                   Alfred M. Rankin, Jr.            None               Over $100,000
                                      J. Lawrence Wilson            None               Over $100,000
====================================================================================================


                        VANGUARD FLORIDA TAX-EXEMPT FUND

====================================================================================================
                                                          DOLLAR RANGE OF  AGGREGATE DOLLAR RANGE OF
                                                              FUND SHARES       VANGUARD FUND SHARES
FUND                                     NAME OF TRUSTEE OWNED BY TRUSTEE           OWNED BY TRUSTEE
----------------------------------------------------------------------------------------------------
VANGUARD FLORIDA LONG-TERM
TAX-EXEMPT FUND                          John J. Brennan             None              Over $100,000
                                        Charles D. Ellis             None              Over $100,000
                                          Rajiv L. Gupta             None              Over $100,000
                                  JoAnn Heffernan Heisen             None              Over $100,000
                                       Burton G. Malkiel             None              Over $100,000
                                   Alfred M. Rankin, Jr.             None              Over $100,000
                                      J. Lawrence Wilson             None              Over $100,000
====================================================================================================

                     VANGUARD MASSACHUSETTS TAX-EXEMPT FUND

====================================================================================================
                                                          DOLLAR RANGE OF  AGGREGATE DOLLAR RANGE OF
                                                              FUND SHARES       VANGUARD FUND SHARES
FUND                                     NAME OF TRUSTEE OWNED BY TRUSTEE           OWNED BY TRUSTEE
----------------------------------------------------------------------------------------------------
VANGUARD MASSACHUSETTS TAX-EXEMPT
  FUND                                   John J. Brennan             None              Over $100,000
                                        Charles D. Ellis             None              Over $100,000
                                          Rajiv L. Gupta             None              Over $100,000
                                  JoAnn Heffernan Heisen             None              Over $100,000
                                       Burton G. Malkiel             None              Over $100,000
                                   Alfred M. Rankin, Jr.             None              Over $100,000
                                      J. Lawrence Wilson             None              Over $100,000
====================================================================================================



                      VANGUARD NEW JERSEY TAX-EXEMPT FUNDS

====================================================================================================
                                                          DOLLAR RANGE OF  AGGREGATE DOLLAR RANGE OF
                                                              FUND SHARES       VANGUARD FUND SHARES
FUND                                   NAME OF TRUSTEE   OWNED BY TRUSTEE           OWNED BY TRUSTEE
----------------------------------------------------------------------------------------------------
VANGUARD NEW JERSEY TAX-EXEMPT
 MONEY MARKET FUND                     John J. Brennan               None              Over $100,000
                                      Charles D. Ellis               None              Over $100,000
                                        Rajiv L. Gupta               None              Over $100,000
                                JoAnn Heffernan Heisen               None              Over $100,000
                                     Burton G. Malkiel  $50,001--$100,000              Over $100,000
                                 Alfred M. Rankin, Jr.               None              Over $100,000
                                    J. Lawrence Wilson               None              Over $100,000
----------------------------------------------------------------------------------------------------
VANGUARD NEW JERSEY LONG-TERM
 TAX-EXEMPT FUND                       John J. Brennan               None              Over $100,000
                                      Charles D. Ellis               None              Over $100,000
                                        Rajiv L. Gupta               None              Over $100,000
                                JoAnn Heffernan Heisen               None              Over $100,000
                                     Burton G. Malkiel               None              Over $100,000
                                 Alfred M. Rankin, Jr.               None              Over $100,000
                                    J. Lawrence Wilson               None              Over $100,000
====================================================================================================

                       VANGUARD NEW YORK TAX-EXEMPT FUNDS

====================================================================================================
                                                          DOLLAR RANGE OF  AGGREGATE DOLLAR RANGE OF
                                                              FUND SHARES       VANGUARD FUND SHARES
FUND                                   NAME OF TRUSTEE   OWNED BY TRUSTEE           OWNED BY TRUSTEE
====================================================================================================
VANGUARD NEW YORK TAX-EXEMPT
 MONEY MARKET FUND                     John J. Brennan               None              Over $100,000
                                      Charles D. Ellis               None              Over $100,000
                                        Rajiv L. Gupta               None              Over $100,000
                                JoAnn Heffernan Heisen               None              Over $100,000
                                     Burton G. Malkiel   $10,001--$50,000              Over $100,000
                                 Alfred M. Rankin, Jr.               None              Over $100,000
                                    J. Lawrence Wilson               None              Over $100,000
----------------------------------------------------------------------------------------------------
VANGUARD NEW YORK LONG-TERM
 TAX-EXEMPT FUND                       John J. Brennan               None              Over $100,000
                                      Charles D. Ellis               None              Over $100,000
                                        Rajiv L. Gupta               None              Over $100,000
                                JoAnn Heffernan Heisen               None              Over $100,000
                                     Burton G. Malkiel      Over $100,000              Over $100,000
                                 Alfred M. Rankin, Jr.               None              Over $100,000
                                    J. Lawrence Wilson               None              Over $100,000
====================================================================================================



                         VANGUARD OHIO TAX-EXEMPT FUNDS

====================================================================================================
                                                          DOLLAR RANGE OF  AGGREGATE DOLLAR RANGE OF
                                                              FUND SHARES       VANGUARD FUND SHARES
FUND                                     NAME OF TRUSTEE OWNED BY TRUSTEE           OWNED BY TRUSTEE
====================================================================================================
VANGUARD OHIO TAX-EXEMPT
  MONEY MARKET FUND                      John J. Brennan             None              Over $100,000
                                        Charles D. Ellis             None              Over $100,000
                                          Rajiv L. Gupta             None              Over $100,000
                                  JoAnn Heffernan Heisen             None              Over $100,000
                                       Burton G. Malkiel             None              Over $100,000
                                   Alfred M. Rankin, Jr.             None              Over $100,000
                                      J. Lawrence Wilson             None              Over $100,000
----------------------------------------------------------------------------------------------------
VANGUARD OHIO LONG-TERM
  TAX-EXEMPT FUND                        John J. Brennan             None              Over $100,000
                                        Charles D. Ellis             None              Over $100,000
                                          Rajiv L. Gupta             None              Over $100,000
                                  JoAnn Heffernan Heisen             None              Over $100,000
                                       Burton G. Malkiel             None              Over $100,000
                                   Alfred M. Rankin, Jr.             None              Over $100,000
                                      J. Lawrence Wilson             None              Over $100,000
====================================================================================================

                     VANGUARD PENNSYLVANIA TAX-EXEMPT FUNDS

====================================================================================================
                                                          DOLLAR RANGE OF  AGGREGATE DOLLAR RANGE OF
                                                              FUND SHARES       VANGUARD FUND SHARES
FUND                                   NAME OF TRUSTEE   OWNED BY TRUSTEE           OWNED BY TRUSTEE
----------------------------------------------------------------------------------------------------
VANGUARD PENNSYLVANIA TAX-EXEMPT
 MONEY MARKET FUND                     John J. Brennan        $1--$10,000              Over $100,000
                                      Charles D. Ellis               None              Over $100,000
                                        Rajiv L. Gupta               None              Over $100,000
                                JoAnn Heffernan Heisen               None              Over $100,000
                                     Burton G. Malkiel               None              Over $100,000
                                 Alfred M. Rankin, Jr.               None              Over $100,000
                                    J. Lawrence Wilson               None              Over $100,000
----------------------------------------------------------------------------------------------------
VANGUARD PENNSYLVANIA LONG-TERM
 TAX-EXEMPT FUND                       John J. Brennan      Over $100,000              Over $100,000
                                      Charles D. Ellis               None              Over $100,000
                                        Rajiv L. Gupta               None              Over $100,000
                                JoAnn Heffernan Heisen               None              Over $100,000
                                     Burton G. Malkiel               None              Over $100,000
                                 Alfred M. Rankin, Jr.               None              Over $100,000
                                    J. Lawrence Wilson               None              Over $100,000
====================================================================================================

TRUSTEE COMPENSATION

The same individuals serve as trustees of all Vanguard funds (with one exception, which is noted in the table on page B-27), and each fund pays a proportionate share of the trustees' compensation. The funds also employ their officers on a shared basis; however, officers are compensated by Vanguard (not the funds).

     INDEPENDENT TRUSTEES. The funds compensate their independent trustees (i.e., the ones who are not also officers of the funds) in three ways:

- The independent trustees receive an annual fee for their service to the funds, which is subject to reduction based on absences from scheduled board meetings.

- The independent trustees are reimbursed for the travel and other expenses that they incur in attending board meetings.

- Upon retirement (after attaining age 65 and completing five years of service), the independent trustees who began their service prior to January 1, 2001, receive a retirement benefit under a separate account arrangement. As of January 1, 2001, the opening balance of each eligible trustee's separate account was generally equal to the net present value of the benefits he or she had accrued under the trustees' former retirement plan. Each eligible trustee's separate account will be credited annually with interest at a rate of 7.5% until the trustee receives his or her final distribution. Those independent trustees who began their service on or after January 1, 2001, are not eligible to participate in the plan.

     "INTERESTED" TRUSTEE. Mr. Brennan serves as a trustee, but is not paid in this capacity. He is, however, paid in his role as officer of The Vanguard Group, Inc.

     COMPENSATION TABLE. The following tables provide compensation details for each of the trustees. We list the amounts paid as compensation and accrued as retirement benefits by the Funds for each trustee. In addition, the tables show the total amount of benefits that we expect each trustee to receive from all Vanguard funds upon retirement, and the total amount of compensation paid to each trustee by all Vanguard funds.

       VANGUARD CALIFORNIA TAX-EXEMPT FUNDS TRUSTEES' COMPENSATION TABLE

==================================================================================================================
                                                    PENSION OR
                           AGGREGATE       RETIREMENT BENEFITS          ACCRUED ANNUAL          TOTAL COMPENSATION
                   COMPENSATION FROM  ACCRUED AS PART OF THESE   RETIREMENT BENEFIT AT           FROM ALL VANGUARD
NAME OF TRUSTEE      THESE FUNDS (1)        FUNDS' EXPENSES(1)         JANUARY 1, 2002  FUNDS PAID TO TRUSTEES (2)
------------------------------------------------------------------------------------------------------------------
John J. Brennan                 None                      None                    None                        None
Charles D. Ellis(3)           $1,402                        NA                      NA                    $108,000
Rajiv L. Gupta(4)                 NA                        NA                      NA                     108,000
JoAnn Heffernan Heisen         1,402                        28                   2,992                     108,000
Burton G. Malkiel              1,408                       106                   9,799                     108,000
Alfred M. Rankin, Jr.          1,402                        54                   5,000                     108,000
James O. Welch, Jr.(5)           112                         9                   5,000                        None
J. Lawrence Wilson             1,596                        78                   7,266                     123,000
==================================================================================================================

(1) The amounts shown in this column are based on the Funds' fiscal year ended November 30, 2002.
(2) The amounts reported in this column reflect the total compensation paid to each trustee for his or her service as trustee of 112 Vanguard funds (110 in the case of Mr. Malkiel) for the 2002 calendar year.
(3) Mr. Ellis joined the Funds' board effective January 1, 2001.
(4) Mr. Gupta joined the Funds' board effective December 31, 2002.
(5) Mr. Welch retired from the Funds' board effective December 31, 2001.

         VANGUARD FLORIDA TAX-EXEMPT FUND TRUSTEES' COMPENSATION TABLE

==================================================================================================================
                                                    PENSION OR
                           AGGREGATE       RETIREMENT BENEFITS          ACCRUED ANNUAL          TOTAL COMPENSATION
                   COMPENSATION FROM  ACCRUED AS PART OF THESE   RETIREMENT BENEFIT AT           FROM ALL VANGUARD
NAME OF TRUSTEE        THIS FUND (1)        FUND'S EXPENSES(1)         JANUARY 1, 2002  FUNDS PAID TO TRUSTEES (2)
------------------------------------------------------------------------------------------------------------------
John J. Brennan                 None                      None                    None                        None
Charles D. Ellis(3)             $219                      None                    None                    $108,000
Rajiv L. Gupta(4)                 NA                        NA                      NA                     108,000
JoAnn Heffernan Heisen           219                        $4                  $2,992                     108,000
Burton G. Malkiel                220                        17                   9,799                     108,000
Alfred M. Rankin, Jr.            219                         8                   5,000                     108,000
James O. Welch, Jr.(5)            18                         1                   5,000                        None
J. Lawrence Wilson               247                        13                   7,266                     123,000
==================================================================================================================

(1) The amounts shown in this column are based on the Fund's fiscal year ended November 30, 2002.
(2) The amounts reported in this column reflect the total compensation paid to each trustee for his or her service as trustee of 112 Vanguard funds (110 in the case of Mr. Malkiel) for the 2002 calendar year.
(3) Mr. Ellis joined the Fund's board effective January 1, 2001.
(4) Mr. Gupta joined the Funds' board effective December 31, 2002.
(5) Mr. Welch retired from the Fund's board effective December 31, 2001.

      VANGUARD MASSACHUSETTS TAX-EXEMPT FUND TRUSTEES' COMPENSATION TABLE

==================================================================================================================
                                                    PENSION OR
                           AGGREGATE       RETIREMENT BENEFITS          ACCRUED ANNUAL          TOTAL COMPENSATION
                   COMPENSATION FROM  ACCRUED AS PART OF THESE   RETIREMENT BENEFIT AT           FROM ALL VANGUARD
NAME OF TRUSTEE        THIS FUND (1)        FUND'S EXPENSES(1)         JANUARY 1, 2002  FUNDS PAID TO TRUSTEES (2)
------------------------------------------------------------------------------------------------------------------
John J. Brennan                 None                        NA                      NA                        None
Charles D. Ellis(3)              $62                        NA                      NA                    $108,000
Rajiv L. Gupta(4)               None                        NA                      NA                     108,000
JoAnn Heffernan Heisen            62                        $1                  $2,992                     108,000
Burton G. Malkiel                 62                         5                   9,799                     108,000
Alfred M. Rankin, Jr.             62                         2                   5,000                     108,000
James O. Welch, Jr.(5)             5                        NA                   5,000                        None
J. Lawrence Wilson                69                         4                   7,266                     123,000
==================================================================================================================

(1) The amounts shown in this column are based on the Fund's fiscal year ended November 30, 2002.
(2) The amounts reported in this column reflect the total compensation paid to each trustee for his or her service as trustee of 112 Vanguard funds (110 in the case of Mr. Malkiel) for the 2002 calendar year.
(3) Mr. Ellis joined the Fund's board effective January 1, 2001.
(4) Mr. Gupta joined the Funds' board effective December 31, 2002.
(5) Mr. Welch retired from the Fund's board effective December 31, 2001.

       VANGUARD NEW JERSEY TAX-EXEMPT FUNDS TRUSTEES' COMPENSATION TABLE

==================================================================================================================
                                                    PENSION OR
                           AGGREGATE       RETIREMENT BENEFITS          ACCRUED ANNUAL          TOTAL COMPENSATION
                   COMPENSATION FROM  ACCRUED AS PART OF THESE   RETIREMENT BENEFIT AT           FROM ALL VANGUARD
NAME OF TRUSTEE      THESE FUNDS (1)        FUNDS' EXPENSES(1)         JANUARY 1, 2002  FUNDS PAID TO TRUSTEES (2)
------------------------------------------------------------------------------------------------------------------
John J. Brennan                 None                      None                    None                        None
Charles D. Ellis(3)             $603                        NA                      NA                    $108,000
Rajiv L. Gupta(4)               None                        NA                      NA                     108,000
JoAnn Heffernan Heisen           603                       $12                  $2,992                     108,000
Burton G. Malkiel                605                        45                   9,799                     108,000
Alfred M. Rankin, Jr.            603                        23                   5,000                     108,000
James O. Welch, Jr.(5)            48                         4                   5,000                        None
J. Lawrence Wilson               686                        34                   7,266                     123,000
==================================================================================================================

(1) The amounts shown in this column are based on the Funds' fiscal year ended November 30, 2002.
(2) The amounts reported in this column reflect the total compensation paid to each trustee for his or her service as trustee of 112 Vanguard funds (110 in the case of Mr. Malkiel) for the 2002 calendar year.
(3) Mr. Ellis joined the Funds' board effective January 1, 2001.
(4) Mr. Gupta joined the Funds' board effective December 31, 2002.
(5) Mr. Welch retired from the Funds' board effective December 31, 2001.

        VANGUARD NEW YORK TAX-EXEMPT FUNDS TRUSTEES' COMPENSATION TABLE

==================================================================================================================
                                                    PENSION OR
                           AGGREGATE       RETIREMENT BENEFITS          ACCRUED ANNUAL          TOTAL COMPENSATION
                   COMPENSATION FROM  ACCRUED AS PART OF THESE   RETIREMENT BENEFIT AT           FROM ALL VANGUARD
NAME OF TRUSTEE      THESE FUNDS (1)        FUNDS' EXPENSES(1)         JANUARY 1, 2002  FUNDS PAID TO TRUSTEES (2)
------------------------------------------------------------------------------------------------------------------
John J. Brennan                 None                      None                    None                        None
Charles D. Ellis(3)             $666                        NA                      NA                    $108,000
Rajiv L. Gupta(4)               None                        NA                      NA                     108,000
JoAnn Heffernan Heisen           666                       $13                  $2,992                     108,000
Burton G. Malkiel                669                        50                   9,799                     108,000
Alfred M. Rankin, Jr.            666                        26                   5,000                     108,000
James O. Welch, Jr.(5)            53                         4                   5,000                        None
J. Lawrence Wilson               760                        38                   7,266                     123,000
==================================================================================================================

(1) The amounts shown in this column are based on the Funds' fiscal year ended November 30, 2002.
(2) The amounts reported in this column reflect the total compensation paid to each trustee for his or her service as trustee of 112 Vanguard funds (110 in the case of Mr. Malkiel) for the 2002 calendar year.
(3) Mr. Ellis joined the Funds' board effective January 1, 2001.
(4) Mr. Gupta joined the Funds' board effective December 31, 2002.
(5) Mr. Welch retired from the Funds' board effective December 31, 2001.

          VANGUARD OHIO TAX-EXEMPT FUNDS TRUSTEES' COMPENSATION TABLE

==================================================================================================================
                                                    PENSION OR
                           AGGREGATE       RETIREMENT BENEFITS          ACCRUED ANNUAL          TOTAL COMPENSATION
                   COMPENSATION FROM  ACCRUED AS PART OF THESE   RETIREMENT BENEFIT AT           FROM ALL VANGUARD
NAME OF TRUSTEE      THESE FUNDS (1)        FUNDS' EXPENSES(1)         JANUARY 1, 2002  FUNDS PAID TO TRUSTEES (2)
------------------------------------------------------------------------------------------------------------------
John J. Brennan                 None                      None                    None                        None
Charles D. Ellis(3)             $218                        NA                      NA                    $108,000
Rajiv L. Gupta(4)               None                        NA                      NA                     108,000
JoAnn Heffernan Heisen           218                        $4                  $2,992                     108,000
Burton G. Malkiel                219                        17                   9,799                     108,000
Alfred M. Rankin, Jr.            218                         8                   5,000                     108,000
James O. Welch, Jr.(5)            18                         1                   5,000                        None
J. Lawrence Wilson               250                        13                   7,266                     123,000
==================================================================================================================

(1) The amounts shown in this column are based on the Funds' fiscal year ended November 30, 2002.
(2) The amounts reported in this column reflect the total compensation paid to each trustee for his or her service as trustee of 112 Vanguard funds (110 in the case of Mr. Malkiel) for the 2002 calendar year.
(3) Mr. Ellis joined the Funds' board effective January 1, 2001.
(4) Mr. Gupta joined the Funds' board effective December 31, 2002.
(5) Mr. Welch retired from the Funds' board effective December 31, 2001.

      VANGUARD PENNSYLVANIA TAX-EXEMPT FUNDS TRUSTEES' COMPENSATION TABLE

==================================================================================================================
                                                    PENSION OR
                           AGGREGATE       RETIREMENT BENEFITS          ACCRUED ANNUAL          TOTAL COMPENSATION
                   COMPENSATION FROM  ACCRUED AS PART OF THESE   RETIREMENT BENEFIT AT           FROM ALL VANGUARD
NAME OF TRUSTEE      THESE FUNDS (1)        FUNDS' EXPENSES(1)         JANUARY 1, 2002  FUNDS PAID TO TRUSTEES (2)
------------------------------------------------------------------------------------------------------------------
John J. Brennan                 None                      None                    None                        None
Charles D. Ellis(3)             $903                        NA                      NA                    $108,000
Rajiv L. Gupta(4)               None                        NA                      NA                     108,000
JoAnn Heffernan Heisen           903                       $18                  $2,992                     108,000
Burton G. Malkiel                908                        68                   9,799                     108,000
Alfred M. Rankin, Jr.            903                        35                   5,000                     108,000
James O. Welch, Jr.(5)            72                         6                   5,000                        None
J. Lawrence Wilson             1,030                        50                   7,266                     123,000
==================================================================================================================

(1) The amounts shown in this column are based on the Funds' fiscal year ended November 30, 2002.
(2) The amounts reported in this column reflect the total compensation paid to each trustee for his or her service as trustee of 112 Vanguard funds (110 in the case of Mr. Malkiel) for the 2002 calendar year.
(3) Mr. Ellis joined the Funds' board effective January 1, 2001.
(4) Mr. Gupta joined the Funds' board effective December 31, 2002.
(5) Mr. Welch retired from the Funds' board effective December 31, 2001.


                              INVESTMENT MANAGEMENT

The Funds receive all investment advisory services on an "internalized," at-cost basis from an experienced investment management staff employed directly by The Vanguard Group, Inc. (Vanguard), a subsidiary jointly owned by the Funds and the other funds in The Vanguard Group of Investment Companies. The investment management staff is supervised by the senior officers of the funds.

     The investment management staff is responsible for: maintaining the specified standards; making changes in specific issues in light of changes in the fundamental basis for purchasing such securities; and adjusting each Fund to meet cash inflow (or outflow), which reflects net purchases and exchanges of shares by investors (or net redemptions of shares) and reinvestment of the Fund's income.

     Each Fund's board of trustees oversees the Fund's management and performance on a regular basis. In addition, the board considers annually whether each Fund and its shareholders continue to benefit from the internalized management structure whereby the Fund receives investment management services at cost from Vanguard's Fixed Income Group. Vanguard provides the board with monthly, quarterly, and annual analyses of the Fixed Income Group's performance. In addition, Vanguard provides the board with quarterly self-evaluations and certain other information the board deems important to evaluate the short- and long-term performance of each Fund's internalized management. Each Fund's portfolio managers meet with the board periodically to discuss the management and performance of the Fund.

     When considering whether to continue the internalized management structure of each Fund, the board examines several factors, but does not identify any particular factor as controlling their decision. Some of the factors considered by the board include: the nature, extent, and quality of the services provided as well as other material facts, such as the investment performance of the Fund's assets and the fair market value of services provided. The board also considers information detailing Vanguard's control of the investment expenses of each Fund, such as transaction costs, including the ways in which portfolio transactions for the Fund are conducted and brokers are selected.

     The board also reviews the investment performance of each Fund compared with a peer group of funds and an appropriate index or combination of indexes, in addition to a comparative analysis of expense ratios of, and advisory fees paid by, similar funds. The following tables reflect a sample of the most recent data for each Fund:

---------------------------------------------------------------------------------------------------------------------
                                         AVERAGE ANNUAL RETURN (BEFORE TAXES)
                                         ------------------------------------                           ADVISORY FEES
                                                                                                      EXPRESSED AS AN
                                                                                                     ANNUAL EFFECTIVE
                                      1 YEAR ENDED  5 YEARS ENDED  10 YEARS ENDED                  RATE OF THE FUNDS'
                                        11/30/2002     11/30/2002      11/30/2002  EXPENSE RATIO   AVERAGE NET ASSETS
---------------------------------------------------------------------------------------------------------------------
VANGUARD CALIFORNIA TAX-EXEMPT
MONEY MARKET FUND                            1.33%          2.64%           2.86%          0.17%                0.02%
Average California Tax-Exempt Money
 Market Fund**                               0.91           2.26            2.48           0.60                0.279
VANGUARD CALIFORNIA INTERMEDIATE-
TERM TAX-EXEMPT FUND*                        5.88%          5.77%           6.23%          0.17%                0.02%
Lehman Brothers 7 Year Municipal
 Bond Index                                  7.02           5.86            5.94            N/A                  N/A
VANGUARD CALIFORNIA LONG-TERM TAX-
EXEMPT FUND*                                 5.36%          5.96%           6.73%          0.18%                0.02%
Lehman Brothers Municipal Bond Index         6.32           5.93            6.59            N/A                  N/A
VANGUARD FLORIDA LONG-TERM TAX-
EXEMPT FUND*                                 7.04%          6.16%           6.84%          0.18%                0.02%
Lehman Brothers Municipal Bond Index         6.32           5.93            6.59            N/A                  N/A
VANGUARD MASSACHUSETTS TAX-EXEMPT
 FUND                                        5.58%          5.00%            N/A           0.14%                0.02%
Lehman Brothers Municipal Bond Index         6.32           5.93            6.59            N/A                  N/A
VANGUARD NEW JERSEY TAX-EXEMPT
MONEY MARKET FUND*                           1.29%          2.76%           2.87%          0.17%                0.02%
Average New Jersey Tax-Exempt Money
 Market Fund**                               0.89           2.39            2.53           0.69                0.351
VANGUARD NEW JERSEY LONG-TERM TAX-
EXEMPT FUND*                                 6.42%          5.90%           6.50%          0.18%                0.02%
Lehman Brothers Municipal Bond Index         6.32           5.93            6.59            N/A                  N/A
VANGUARD NEW YORK TAX-EXEMPT
MONEY MARKET FUND*                           1.32%          2.85%           2.88%          0.17%                0.02%
Average New York Tax-Exempt Money
 Market Fund**                               0.91           2.44            2.49           0.63                0.367
VANGUARD NEW YORK LONG-TERM TAX-
EXEMPT FUND*                                 6.84%          5.95%           6.61%          0.18%                0.02%
Lehman Brothers Municipal Bond Index         6.32           5.93            6.59            N/A                  N/A
VANGUARD OHIO TAX-EXEMPT MONEY
MARKET FUND                                  1.41%          2.95%           3.04%          0.17%                0.02%
Average Ohio Tax-Exempt Money
 Market Fund**                               1.00           2.61            2.74           0.62                0.223
VANGUARD OHIO LONG-TERM TAX-
EXEMPT FUND                                  6.68%          5.91%           6.51%          0.14%                0.02%
Lehman Brothers Municipal Bond Index         6.32           5.93            6.59            N/A                  N/A
VANGUARD PENNSYLVANIA TAX-EXEMPT
MONEY MARKET FUND                            1.32%          2.90%           3.00%          0.17%                  02%
Average Pennsylvania Tax-Exempt
 Money Market Fund**                         1.00           2.57            2.72           0.62                0.232
VANGUARD PENNSYLVANIA LONG-TERM
TAX-EXEMPT FUND*                             6.49%          5.92%           6.50%          0.18%                0.02%
Lehman Brothers Municipal Bond Index         6.32           5.93            6.59            N/A                  N/A
=====================================================================================================================

 *Information about the Funds' Admiral Shares may be found elsewhere in this
  Statement of Additional Information.
**Derived from data provided by Lipper Inc.

     Based upon its most recent evaluation of each Fund's investment staff, the portfolio management process, the short- and long-term performance results, and the at-cost, internalized management arrangements for each Fund, the board determined that it would be in the best interests of each Fund's shareholders to continue its internalized management arrangements.

                             PORTFOLIO TRANSACTIONS

The types of securities in which the Funds invest are generally purchased and sold through principal transactions, meaning that the Funds normally purchase securities directly from the issuer or a primary market-maker acting as principal for the securities on a net basis. Explicit brokerage commissions are not paid on these transactions, although the purchase price for securities usually includes an undisclosed compensation. Purchases from underwriters of securities typically include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market-makers typically include a dealer's mark-up (i.e., a spread between the bid and the asked prices).

     The adviser chooses brokers or dealers to handle the purchase and sale of the Funds' securities, and is responsible for obtaining the best available price and most favorable execution for all transactions. When the Funds purchase a newly issued security at a fixed price, the adviser may designate, subject to obtaining the best available price and most favorable execution, an underwriter who has agreed to rebate or credit to the Funds part of the underwriting fees. Such rebates or credits are used solely to reduce the Funds' management and administrative expenses. Additionally, if more than one broker-dealer or underwriter can obtain the best available price and most favorable execution, then the adviser is authorized to choose a broker-dealer or underwriter who, in addition to providing transaction services, will provide research services to the adviser.

     As previously explained, the types of securities that the Funds purchase do not normally involve the payment of explicit brokerage commissions. If any such brokerage commissions are paid, however, the adviser will evaluate their reasonableness by considering: (a) historical commission rates; (b) rates which other institutional investors are paying, based upon publicly available information; (c) rates quoted by brokers and dealers; (d) the size of a particular transaction, in terms of the number of shares, dollar amount, and number of clients involved; (e) the complexity of a particular transaction in terms of both execution and settlement; (f) the level and type of business done with a particular firm over a period of time; and (g) the extent to which the broker or dealer has capital at risk in the transaction.

                   CALCULATION OF YIELD (MONEY MARKET FUNDS)

The current yield of the Money Market Fund of each Trust is calculated daily on a base period return of a hypothetical account having a beginning balance of one share for a particular period of time (generally 7 days). The return is determined by dividing the net change (exclusive of any capital changes) in such account by its average net asset value for the period, and then multiplying it by 365/7 to get the annualized current yield. The calculation of net change reflects the value of additional shares purchased with the dividends by the Fund, including dividends on both the original share and on such additional shares. An effective yield, which reflects the effects of compounding and represents an annualization of the current yield with all dividends reinvested, may also be calculated for the Fund by adding 1 to the net change, raising the sum to the 365/7 power, and subtracting 1 from the result.

     Set forth below is an example, for purposes of illustration only, of the current and effective yield calculations for the Money Market Fund of each applicable Trust for the 7-day base period ended November 30, 2002:

=============================================================================
                                    VANGUARD CALIFORNIA   VANGUARD NEW JERSEY
                                             TAX-EXEMPT            TAX-EXEMPT
                                      MONEY MARKET FUND     MONEY MARKET FUND
-----------------------------------------------------------------------------
Value of account at beginning of period        $1.00000              $1.00000
Value of same account at end of period         $1.00020              $1.00020
Net change in account value                    $0.00020              $0.00020
Annualized current net yield
(Net change x 365/7)/3/ average net asset value   1.07%                 1.02%
Effective Yield
[(Net change) + 1]/365/7/ - 1                     1.07%                 1.03%
Weighted Average Maturity of investments        45 days               48 days
*Exclusive of any capital changes.
=============================================================================

=============================================================================
                                         VANGUARD NEW YORK      VANGUARD OHIO
                                                TAX-EXEMPT         TAX-EXEMPT
                                         MONEY MARKET FUND  MONEY MARKET FUND
-----------------------------------------------------------------------------
Value of account at beginning of period           $1.00000           $1.00000
Value of same account at end of period            $1.00021           $1.00022
Net change in account value                       $0.00021           $0.00022
Annualized current net yield
(Net change x 365/7)/3/ average net asset value      1.12%              1.16%
Effective Yield
[(Net change) + 1]/365/7/ - 1                        1.12%              1.17%
Weighted Average Maturity of investments           38 days            45 days
*Exclusive of any capital changes.
=============================================================================

============================================================================
                                                       VANGUARD PENNSYLVANIA
                                                                  TAX-EXEMPT
                                                           MONEY MARKET FUND
Value of account at beginning of period                             $1.00000
Value of same account at end of period                              $1.00021
Net change in account value                                         $0.00021
Annualized current net yield
(Net change x 365/7)/3/ average net asset value                        1.10%
Effective Yield
[(Net change) + 1]/365/7/ - 1                                          1.10%
Weighted Average Maturity of investments                             23 days
*Exclusive of any capital changes.
============================================================================

     Each Money Market Fund seeks to maintain, but does not guarantee, a constant net asset value of $1.00 per share. The yield of the Fund will fluctuate. Although the Money Market Funds invest in high-quality instruments, the shares of the Funds are not insured or guaranteed by the U.S. Government. The annualization of a week's dividend is not a representation by the Fund as to what an investment in the Fund will actually yield in the future. Actual yields will depend on such variables as investment quality, average maturity, the type of instruments the Fund invests in, changes in interest rates on instruments, changes in the expenses of the Fund, and other factors. Yields are one tool investors may use to analyze the Funds and other investment vehicles; however, yields of other investment vehicles may not be comparable because of the factors set forth in the preceding sentence and differences in the time periods compared, as well as differences in the methods used in valuing portfolio instruments, computing net asset value, and calculating yield.

                             YIELD AND TOTAL RETURN

The annualized yield of each Fund for the 30-day period (7-day period for the Money Markets Funds) ended November 30, 2002, are set forth below:


                                                        SHARE CLASSES
                                                        -------------

FUND                                                   INVESTOR   ADMIRAL
-------------------------------------------------------------------------
Vanguard California Tax-Exempt Money Market Fund          1.07%       N/A
Vanguard California Intermediate-Term Tax-Exempt Fund      3.42     3.46%
Vanguard California Long-Term Tax-Exempt Fund              3.91      3.98
Vanguard Florida Long-Term Tax-Exempt Fund                 3.82      3.86
Vanguard Massachusetts Tax-Exempt Fund                     4.13       N/A
Vanguard New Jersey Tax-Exempt Money Market Fund           1.02       N/A
Vanguard New Jersey Long-Term Tax-Exempt Fund              3.78      3.88
Vanguard New York Tax-Exempt Money Market Fund             1.12       N/A
Vanguard New York Long-Term Tax-Exempt Fund                3.69      3.80
Vanguard Ohio Tax-Exempt Money Market Fund                 1.16       N/A
Vanguard Ohio Long-Term Tax-Exempt Fund                    3.75       N/A
Vanguard Pennsylvania Tax-Exempt Money Market Fund         1.10       N/A
Vanguard Pennsylvania Long-Term Tax-Exempt Fund            3.72      3.83

     The average annual total returns (both before and after taxes) of each Fund for the one-, five-, and ten-year periods (or since inception) ended November 30, 2002, are set forth below:


===========================================================================================================
                                                                        5 YEARS ENDED        10 YEARS ENDED
INVESTOR SHARES                                    1 YEAR ENDED            11/30/2002            11/30/2002
                                                     11/30/2002  (or since inception)  (or since inception)
-----------------------------------------------------------------------------------------------------------
VANGUARD CALIFORNIA TAX-EXEMPT MONEY MARKET FUND          1.33%                 2.64%                 2.86%
VANGUARD CALIFORNIA INTERMEDIATE-TERM TAX-EXEMPT
  TAX-EXEMPT FUND
(Inception March 4, 1994)
 Return Before Taxes                                      5.88%                 5.77%                 6.23%
 Return After Taxes on Distributions                      5.88                  5.77                  6.22
 Return After Taxes on Distributions and
   Sale of Fund Shares                                    5.28                  5.55                  5.99
-----------------------------------------------------------------------------------------------------------
VANGUARD CALIFORNIA LONG-TERM TAX-EXEMPT FUND
 Return Before Taxes                                      5.36%                 5.96%                 6.73%
 Return After Taxes on Distributions                      5.36                  5.88                  6.56
 Return After Taxes on Distributions and
   Sale of Fund Shares                                    5.16                  5.77                  6.43
-----------------------------------------------------------------------------------------------------------
VANGUARD FLORIDA LONG-TERM TAX-EXEMPT FUND
 Return Before Taxes                                      7.04%                 6.16%                 6.84%
 Return After Taxes on Distributions                      6.98                  6.12                  6.79
 Return After Taxes on Distributions and
   Sale of Fund Shares                                    6.20                  5.93                  6.56
-----------------------------------------------------------------------------------------------------------
VANGUARD MASSACHUSETTS TAX-EXEMPT FUND
(Inception December 9, 1998)
 Return Before Taxes                                      5.58%                 5.00%                   N/A
 Return After Taxes on Distributions                      5.58                  5.00                    N/A
 Return After Taxes on Distributions and
   Sale of Fund Shares                                    5.26                  5.95                    N/A
-----------------------------------------------------------------------------------------------------------
VANGUARD NEW JERSEY TAX-EXEMPT MONEY MARKET FUND          1.29%                 2.76%                 2.87%
VANGUARD NEW JERSEY LONG-TERM TAX-EXEMPT FUND
 Return Before Taxes                                      6.42%                 5.90%                 6.50%
 Return After Taxes on Distributions                      6.39                  5.87                  6.41
 Return After Taxes on Distributions and
   Sale of Fund Shares                                    5.89                  5.75                  6.28
-----------------------------------------------------------------------------------------------------------
VANGUARD NEW YORK TAX-EXEMPT MONEY MARKET FUND            1.32%                 2.85%                 2.88%
(Inception September 3, 1997)
-----------------------------------------------------------------------------------------------------------

===========================================================================================================
                                                                        5 YEARS ENDED        10 YEARS ENDED
INVESTOR SHARES                                    1 YEAR ENDED            11/30/2002            11/30/2002
                                                     11/30/2002  (or since inception)  (or since inception)
-----------------------------------------------------------------------------------------------------------
VANGUARD NEW YORK LONG-TERM TAX-EXEMPT FUND
 Return Before Taxes                                      6.84%                 5.95%                 6.61%
 Return After Taxes on Distributions                      6.73                  5.89                  6.51
 Return After Taxes on Distributions and
   Sale of Fund Shares                                    6.09                  5.76                  6.36
-----------------------------------------------------------------------------------------------------------
VANGUARD OHIO TAX-EXEMPT MONEY MARKET FUND                1.41%                 2.95%                 3.04%
VANGUARD OHIO LONG-TERM TAX-EXEMPT FUND
 Return Before Taxes                                      6.68%                 5.91%                 6.51%
 Return After Taxes on Distributions                      6.61                  5.89                  6.43
 Return After Taxes on Distributions and
   Sale of Fund Share                                     6.01                  5.74                  6.28
-----------------------------------------------------------------------------------------------------------
VANGUARD PENNSYLVANIA TAX-EXEMPT MONEY MARKET FUND        1.32%                 2.90%                 3.00%
VANGUARD PENNSYLVANIA LONG-TERM TAX-EXEMPT FUND
 Return Before Taxes                                      6.49%                 5.92%                 6.50%
 Return After Taxes on Distributions                      6.42                  5.87                  6.37
 Return After Taxes on Distributions and
   Sale of Fund Shares                                    5.97                  5.78                  6.28
===========================================================================================================

================================================================================
                                                                5 YEARS ENDED
ADMIRAL SHARES                             1 YEAR ENDED            11/30/2002
                                             11/30/2002  (or since inception)
-----------------------------------------------------------------------------
VANGUARD CALIFORNIA INTERMEDIATE-TERM TAX-EXEMPT FUND
(Inception November 12, 2001)
 Return Before Taxes                              5.93%                 3.73%
-----------------------------------------------------------------------------
VANGUARD CALIFORNIA LONG-TERM TAX-EXEMPT FUND
(Inception November 12, 2001)
 Return Before Taxes                              5.41%                 2.96%
-----------------------------------------------------------------------------
VANGUARD FLORIDA LONG-TERM TAX-EXEMPT FUND
(Inception November 12, 2001)
 Return Before Taxes                              7.09%                 4.56%
-----------------------------------------------------------------------------
VANGUARD NEW JERSEY LONG-TERM TAX-EXEMPT FUND
(Inception May 14, 2001)
 Return Before Taxes                              6.48%                 6.81%
-----------------------------------------------------------------------------
VANGUARD NEW YORK LONG-TERM TAX-EXEMPT FUND
(Inception May 14, 2001)
 Return Before Taxes                              6.89%                 7.04%
-----------------------------------------------------------------------------
VANGUARD PENNSYLVANIA LONG-TERM TAX-EXEMPT FUND
(Inception May 14, 2001)
 Return Before Taxes                              6.54%                 7.14%
================================================================================


AVERAGE ANNUAL TOTAL RETURN

Average annual total return is the average annual compounded rate of return for the periods of one year, five years, ten years, or the life of the fund, all ended on the last day of a recent month. Average annual total return quotations will reflect changes in the price of the fund's shares and assume that all dividends and capital gains distributions during the respective periods were reinvested in fund shares. Average annual total returns are quoted to the nearest hundredth of one percent.

AVERAGE ANNUAL TOTAL RETURN (BEFORE TAXES)

Average annual total return (before taxes) is calculated by finding the average annual compounded rates of return over the 1-, 5-, and 10-year periods (or for the periods of the fund's operations) that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                              T = (ERV/P)/1/N/ - 1

  Where:

          T =average annual total return
          P =a hypothetical initial investment of $1,000 n =number of years
        ERV =ending redeemable value of a hypothetical $1,000 investment(made at the beginning of the 1-, 5-, or 10-year periods) at the end of the 1-, 5-, and 10-year periods (or fractional portion thereof)

Instructions:

1. Assume the maximum sales load (or other charges deducted from payments) is deducted from the initial $1,000 investment.

2. Assume all distributions by the fund are reinvested at the price stated in the prospectus (including any sales load imposed upon reinvestment of dividends) on the reinvestment dates during the period. Adjustments may be made for subsequent recharacterizations of distributions.

3. Include all recurring fees that are charged to all shareholder accounts. For any account fees that vary with the size of the account, assume an account size equal to the fund's mean (or median) account size. Reflect, as appropriate, any recurring fees charged to shareholder accounts that are paid other than by redemption of the fund's shares.

4. Determine the ending value by assuming a complete redemption at the end of the 1-, 5-, or 10-year periods (or fractional portion thereof) and the deduction of all nonrecurring charges deducted at the end of each period. If shareholders are assessed a deferred sales load, assume the maximum deferred sales load is deducted at the times, in the amounts, and under the terms disclosed in the prospectus.

AVERAGE ANNUAL TOTAL RETURN (AFTER TAXES ON DISTRIBUTIONS)

     We calculate a fund's average annual total return (after taxes on distributions) by finding the average annual compounded rates of return over the 1-, 5-, and 10-year periods (or for the periods of the fund's operations) that would equate the initial amount invested to the after-tax ending value, according to the following formulas:

                            T = (ATV\\D\\/P)/1/N/ - 1

  Where:

          T =average annual total return (after taxes on
             distributions)
          P =a hypothetical initial investment of $1,000 n =number of years
       ATVD =ending value of a hypothetical $1,000 investment (made at the beginning of the 1-, 5-, or 10-year periods) at the end of the 1-, 5-, or 10-year periods (or fractional portion thereof), after taxes on fund distributions but not after taxes on redemption

Instructions:

1. Assume the maximum sales load (or other charges deducted from payments) is deducted from the initial $1,000 investment.

2. Assume all distributions by the fund--less the taxes due on such distributions--are reinvested at the price stated in the prospectus (including any sales load imposed upon reinvestment of dividends) on the reinvestment dates during the period.

3. Include all recurring fees that are charged to all shareholder accounts. For any account fees that vary with the size of the account, assume an account size equal to the fund's mean (or median) account size. Assume that no additional taxes or tax credits result from any redemption of shares required to pay such fees. Reflect, as appropriate, any recurring fees charged to shareholder accounts that are paid other than by redemption of the fund's shares.

4. Calculate the taxes due on any distributions by the fund by applying the highest individual marginal federal income tax rates in effect on the reinvest date, to each component of the distributions on the reinvestment date (e.g., ordinary income, short-term capital gain, long-term capital gain). Note that the applicable tax rates may vary over the measurement period. Distributions should be adjusted to reflect the federal tax impact the distribution would have on an individual taxpayer on the reinvestment date. Assume no taxes are due on the portion of any distribution that would not result in federal income tax on an individual, e.g., tax-exempt interest or non-taxable returns of capital. The effect of applicable tax credits, such as the foreign tax credit, should be taken into account in accordance with federal tax law. Disregard any potential tax liabilities other than federal tax liabilities (e.g., state and local taxes); the effect of phaseouts of certain exemptions, deductions, and credits at various income levels; and the impact of the federal alternative minimum tax.

5. Determine the ending value by assuming a complete redemption at the end of the 1-, 5-, or 10-year periods (or fractional portion thereof) and the deduction of all nonrecurring charges deducted at the end of each period. If shareholders are assessed a deferred sales load, assume the maximum deferred sales load is deducted at the times, in the amounts, and under the terms disclosed in the prospectus. Assume that the redemption has no tax consequences.

AVERAGE ANNUAL TOTAL RETURN (AFTER TAXES ON DISTRIBUTIONS AND REDEMPTION)

We calculate a fund's average annual total return (after taxes on distributions and redemption) by finding the average annual compounded rates of return over the 1-, 5-, and 10-year periods (or for the periods of the fund's operations) that would equate the initial amount invested to the after-tax ending value, according to the following formula:

                           T = (ATV\\DR\\/P)/1/N/ - 1

  Where:

          T   =average annual total return (after taxes on
               distributions and redemption)
          P =a hypothetical initial investment of $1,000 n =number of years
  ATV\\DR\\ =ending value of a hypothetical $1,000 investment (made at the beginning of the 1-, 5-, or 10-year periods) at the end of the 1-, 5-, or 10-year periods (or fractional portion thereof), after taxes on fund distributions and redemption
Instructions:

1. Assume the maximum sales load (or other charges deducted from payments) is deducted from the initial $1,000 investment.

2. Assume all distributions by the fund--less the taxes due on such distributions--are reinvested at the price stated in the prospectus (including any sales load imposed upon reinvestment of dividends) on the reinvestment dates during the period.

3. Include all recurring fees that are charged to all shareholder accounts. For any account fees that vary with the size of the account, assume an account size equal to the fund's mean (or median) account size. Assume that no additional taxes or tax credits result from any redemption of shares required to pay such fees. Reflect, as appropriate, any recurring fees charged to shareholder accounts that are paid other than by redemption of the fund's shares.

4. Calculate the taxes due on any distributions by the fund by applying the highest individual marginal federal income tax rates in effect on the reinvest date, to each component of the distributions on the reinvestment date (e.g., ordinary income, short-term capital gain, long-term capital gain). Note that the applicable tax rates may vary over the measurement period. Distributions should be adjusted to reflect the federal tax impact the distribution would have on an individual taxpayer on the reinvestment date. Assume no taxes are due on the portion of any distribution that would not result in federal income tax on an individual, e.g., tax-exempt interest or non-taxable returns of capital. The effect of applicable tax credits, such as the foreign tax credit, should be taken into account in accordance with federal tax law. Disregard any potential tax liabilities other than federal tax liabilities (e.g., state and local taxes); the effect of phaseouts of certain exemptions, deductions, and credits at various income levels; and the impact of the federal alternative minimum tax.

5. Determine the ending value by assuming a complete redemption at the end of the 1-, 5-, or 10 year periods (or fractional portion thereof) and the deduction of all nonrecurring charges deducted at the end of each period. If shareholders are assessed a deferred sales load, assume the maximum deferred sales load is deducted at the times, in the amounts, and under the terms disclosed in the prospectus.

6. Determine the ending value by subtracting capital gains taxes resulting from the redemption and adding the tax benefit from capital losses resulting from the redemption.

     (a)  Calculate the capital gain or loss upon  redemption by subtracting the
          tax  basis  from  the  redemption   proceeds   (after   deducting  any
          nonrecurring charges as specified by Instruction 5).

     (b) The fund should separately track the basis of shares acquired through the $1,000 initial investment and each subsequent purchase through reinvested distributions. In determining the basis for a reinvested distribution, include the distribution net of taxes assumed paid from the distribution, but not net of any sales loads imposed upon reinvestment. Tax basis should be adjusted for any distributions representing returns of capital and any other tax basis adjustments that would apply to an individual taxpayer, as permitted by applicable federal tax law.

     (c) The amount and character (e.g., short-term or long-term) of capital gain or loss upon redemption should be separately determined for shares acquired through the $1,000 initial investment and each subsequent purchase through reinvested distributions. The fund should not assume that shares acquired through reinvestment of distributions have the same holding period as the initial $1,000 investment. The tax character should be determined by the length of the measurement period in the case of the initial $1,000 investment and the length of the period between reinvestment and the end of the measurement period in the case of reinvested distributions.

     (d) Calculate the capital gains taxes (or the benefit resulting from tax losses) using the highest federal individual capital gains tax rate for gains of the appropriate character in effect on the redemption date and in accordance with federal tax law applicable on the redemption date. For example, applicable federal tax law should be used to determine whether and how gains and losses from the sale of shares with different holding periods should be netted, as well as the tax character (e.g., short-term or long-term) of any resulting gains or losses. Assume that a shareholder has sufficient capital gains of the same character from other investments to offset any capital losses from the redemption so that the taxpayer may deduct the capital losses in full.

CUMULATIVE TOTAL RETURN

Cumulative total return is the cumulative rate of return on a hypothetical initial investment of $1,000 for a specified period. Cumulative total return quotations reflect changes in the price of a fund's shares and assume that all dividend and capital gains distributions during the period were reinvested. Cumulative total return is calculated by finding the cumulative rates of a return of a hypothetical investment over such periods, according to the following formula (cumulative total return is then expressed as a percentage):

                                C = (ERV/P) - 1

  Where:

          C   =cumulative total return
          P   =a hypothetical initial investment of $1,000
          ERV =ending redeemable value: ERV is the value, at the end of the applicable period, of a hypothetical $1,000 investment made at the beginning of the applicable period

SEC YIELDS

Yield is the net annualized yield based on a specified 30-day (or one month) period assuming semiannual compounding of income. Yield is calculated by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

                         YIELD = 2[((A-B)/CD+1)/6 /- 1]

  Where:

          a =dividends and interest earned during the period b =expenses accrued for the period (net of reimbursements) c =the average daily number of shares outstanding during the period that were entitled to receive dividends
          d =the maximum offering price per share on the last day of the period

                              FINANCIAL STATEMENTS


The Funds' Financial Statements for the fiscal year ended November 30, 2002, appearing in the Funds' 2002 Annual Reports to Shareholders, and the reports thereon of PricewaterhouseCoopers LLP, independent accountants, also appearing therein, are incorporated by reference in this Statement of Additional Information. For a more complete discussion of a Fund's performance, please see the Fund's Annual Report to Shareholders, which may be obtained without charge.

                               COMPARATIVE INDEXES

     Vanguard may use reprinted material discussing The Vanguard Group, Inc. or any of the member funds of The Vanguard Group of Investment Companies.

     Each of the investment company members of The Vanguard Group uses one or more of the following unmanaged indexes for comparative performance purposes.

ASSET ALLOCATION COMPOSITE INDEX---Made up of two unmanaged benchmarks, weighted 65% Standard & Poor's 500 Index and 35% Lehman Brothers Long Treasury Index.

AVERAGE 1-5 YEAR GOVERNMENT FUND---An industry benchmark that includes funds with U.S. Treasury and agency obligations with similar investment objectives and policies and maturities of 1 to 5 years, as measured by Lipper Inc.

AVERAGE 1-5 YEAR INVESTMENT-GRADE FUND---An industry benchmark of average 1-5 year investment-grade funds with similar investment objectives and policies, as measured by Lipper Inc.

AVERAGE 1-5 YEAR MUNICIPAL FUND--An industry benchmark that includes funds with investment-grade tax-exempt bonds that are issued by state and local governments with similar investment objectives and policies and have maturities of 1 to 5 years, as measured by Lipper Inc.

AVERAGE 1-2 YEAR MUNICIPAL FUND---An industry benchmark of average adjustable short municipal funds with similar investment objectives and policies as measured by Lipper Inc.

AVERAGE  ADJUSTED SHORT MUNICIPAL DEBT FUND---An  industry  benchmark of average
adjustable  short  municipal  funds  with  similar  investment   objectives  and
policies, as measured by Lipper Inc.

AVERAGE BALANCED FUND---An industry benchmark of average balanced funds with similar investment objectives and policies, as measured by Lipper Inc.

AVERAGE CALIFORNIA INTERMEDIATE MUNICIPAL DEBT FUND---An industry benchmark that
includes   intermediate-term   California  municipal  bond  funds  with  similar
investment objectives and policies, as measured by Lipper Inc.

AVERAGE CALIFORNIA INSURED MUNICIPAL DEBT FUND---An industry benchmark of average California municipal bond funds with similar investment objectives and policies, as measured by Lipper Inc.

AVERAGE CALIFORNIA TAX-EXEMPT MONEY MARKET FUND---An industry benchmark of average California tax-exempt money market funds with similar investment objectives and policies, as measured by Lipper Inc.

AVERAGE CONVERTIBLE SECURITIES FUND---An industry benchmark of funds with convertible securities rated B or better by Standard & Poor's, with similar investment objectives and policies, as measured by Lipper Inc.

AVERAGE CORPORATE A-RATED FUND---An industry benchmark of average corporate A-rated funds with similar investment objectives and policies, as measured by Lipper Inc.

AVERAGE EMERGING MARKETS FUND---An industry benchmark of average emerging markets funds with similar investment objectives and policies, as measured by Lipper Inc.

AVERAGE EQUITY INCOME FUND---An industry benchmark of average equity income funds with similar investment objectives and policies, as measured by Lipper Inc.

AVERAGE EUROPEAN REGION FUND---An industry benchmark of average European region funds with similar investment objectives and policies, as measured by Lipper Inc.

AVERAGE FLORIDA INSURED MUNICIPAL DEBT FUND---An industry benchmark of average Florida municipal bond funds with similar investment objectives and policies, as measured by Lipper Inc.

AVERAGE FLEXIBLE FUND---An industry benchmark of average flexible funds with similar investment objectives and policies, as measured by Lipper Inc.

AVERAGE GENERAL GOVERNMENT FUND---An industry benchmark of average general government funds with similar investment objectives and policies, as measured by Lipper Inc.

AVERAGE GENERAL MUNICIPAL FUND---An industry benchmark of average general municipal funds with similar investment objectives and policies, as measured by Lipper Inc.

AVERAGE GENERAL TREASURY FUND---An industry benchmark of average general treasury funds with similar investment objectives and policies, as measured by Lipper Inc.

AVERAGE GLOBAL FUND---An industry benchmark of average global funds with similar investment objectives and policies, as measured by Lipper Inc.

AVERAGE GNMA FUND---An industry benchmark that includes funds of mortgage-backed pass-through securities of the Government National Mortgage Association, with similar investment objectives and policies; these securities are based on pools of 15- and 30-year fixed-rate home mortgages, as measured by Lipper Inc.

AVERAGE GOLD-ORIENTED FUND---An industry benchmark of funds that track the performance of companies around the world, with similar investment objectives and policies, that are engaged in the mining, processing, or marketing of gold, other precious metals, and rare minerals, as measured by Lipper Inc.

AVERAGE   GOVERNMENT  MONEY  MARKET  FUND---An  industry  benchmark  of  average government money market funds with similar investment objectives and policies, as measured by Lipper Inc.

AVERAGE HEALTH/BIOTECHNOLOGY FUND---An industry benchmark of funds that track the stocks of the health care companies within the S&P 500 Index, as measured by Lipper Inc.

AVERAGE HIGH-CURRENT-YIELD FUND---An industry benchmark of average high current yield funds with similar investment objectives and policies, as measured by Lipper Inc.

AVERAGE HIGH YIELD MUNICIPAL FUND---An industry benchmark of average high-yield municipal funds with similar investment objectives and policies, as measured by Lipper Inc.

AVERAGE INCOME FUND---An industry benchmark of average income funds with similar investment objectives and policies, as measured by Lipper Inc.

AVERAGE  INSTITUTIONAL  MONEY  MARKET  FUND---An  industry  benchmark of average
institutional  money  market  funds  with  similar  investment   objectives  and
policies, as measured by Lipper Inc.

AVERAGE INSURED MUNICIPAL FUND---An industry benchmark of average insured municipal funds with similar investment objectives and policies, as measured by Lipper Inc.

AVERAGE   INTERMEDIATE   GOVERNMENT  FUND---An  industry  benchmark  of  average
intermediate government funds with similar investment objectives and policies, as measured by Lipper Inc.

AVERAGE INTERMEDIATE INVESTMENT-GRADE FUND---An industry benchmark of average intermediate investment-grade funds with similar investment objectives and policies, as measured by Lipper Inc.

AVERAGE   INTERMEDIATE   MUNICIPAL   FUND---An  industry  benchmark  of  average
intermediate municipal funds with similar investment objectives and policies, as measured by Lipper Inc.

AVERAGE   INTERMEDIATE   TREASURY   FUND---An   industry  benchmark  of  average
intermediate treasury funds with similar investment objectives and policies, as measured by Lipper Inc.

AVERAGE INTERNATIONAL FUND---An industry benchmark of average international funds with similar investment objectives and policies, as measured by Lipper Inc.

AVERAGE JAPAN/PACIFIC REGION FUND---An industry benchmark of average pacific region funds with similar investment objectives and policies as measured by Lipper Inc.

AVERAGE LARGE-CAP CORE FUND---An industry benchmark of average large-cap core funds with similar investment objectives and policies, as measured by Lipper Inc.

AVERAGE LARGE-CAP GROWTH FUND---An industry benchmark of average large-cap growth funds with similar investment objectives and policies, as measured by Lipper Inc.

AVERAGE LARGE-CAP VALUE FUND---An industry benchmark of average large-cap value funds with similar investment objectives and policies, as measured by Lipper Inc.

AVERAGE MASSACHUSETTS MUNICIPAL DEBT FUND---An industry benchmark of average Massachusetts municipal debt funds with similar investment objectives and policies, as measured by Lipper Inc.

AVERAGE MID-CAP CORE FUND---An industry benchmark of average mid-cap core funds with similar investment objectives and policies, as measured by Lipper Inc.

AVERAGE MID-CAP VALUE FUND---An industry benchmark of average mid-cap value funds with similar investment objectives and policies, as measured by Lipper Inc.

AVERAGE MONEY MARKET FUND---An industry benchmark of average money market funds with similar investment objectives and policies, as measured by Lipper Inc.

AVERAGE MULTI-CAP CORE FUND---An industry benchmark of average multi-cap core funds with similar investment objectives and policies, as measured by Lipper Inc.

AVERAGE MULTI-CAP GROWTH FUND---An industry benchmark of average multi-cap growth funds with similar investment objectives and policies, as measured by Lipper Inc.

AVERAGE MULTI-CAP VALUE FUND---An industry benchmark of average multi-cap value funds with similar investment objectives and policies, as measured by Lipper Inc.

AVERAGE NATURAL RESOURCES FUND---An industry benchmark of average natural resources funds with similar investment objectives and policies, as measured by Lipper Inc.

AVERAGE NEW JERSEY MUNICIPAL DEBT FUND---An industry benchmark of average New Jersey municipal bond funds with similar investment objectives and policies, as measured by Lipper Inc.

AVERAGE NEW JERSEY TAX-EXEMPT MONEY MARKET FUND---An industry benchmark of average New Jersey tax-exempt money market funds with similar investment objectives and policies, as measured by Lipper Inc.

AVERAGE NEW YORK INSURED MUNICIPAL DEBT FUND---An industry benchmark of average New York municipal bond funds with similar investment objectives and policies, as measured by Lipper Inc.

AVERAGE NEW YORK TAX-EXEMPT MONEY MARKET FUND---An industry benchmark of average New York tax-exempt money market funds with similar investment objectives and policies, as measured by Lipper Inc.

AVERAGE OHIO MUNICIPAL DEBT FUND---An industry benchmark of average Ohio municipal bond funds with similar investment objectives and policies, as measured by Lipper Inc.

AVERAGE OHIO TAX-EXEMPT MONEY MARKET FUND---An industry benchmark of average Ohio tax-exempt money market funds with similar investment objectives and policies, as measured by Lipper Inc.

AVERAGE PENNSYLVANIA MUNICIPAL DEBT FUND---An industry benchmark of average Pennsylvania municipal bond funds with similar investment objectives and policies, as measured by Lipper Inc.

AVERAGE PENNSYLVANIA TAX-EXEMPT MONEY MARKET FUND---An industry benchmark of average Pennsylvania tax-exempt money market funds with similar investment objectives and policies, as measured by Lipper Inc.

AVERAGE PACIFIC REGION FUND---An industry benchmark of average pacific region funds with similar investment objectives and policies, as measured by Lipper Inc.

AVERAGE REAL ESTATE FUND---An industry benchmark of average real estate funds with similar investment objectives and policies, as measured by Lipper Inc.

AVERAGE SHORT TREASURY FUND---An industry benchmark of average short treasury funds with similar investment objectives and policies, as measured by Lipper Inc.

AVERAGE SMALL-CAP CORE FUND---An industry benchmark of average small-cap core funds with similar investment objectives and policies, as measured by Lipper Inc.

AVERAGE SMALL-CAP GROWTH FUND---An industry benchmark of average small-cap growth funds with similar investment objectives and policies, as measured by Lipper Inc.

AVERAGE SMALL-CAP VALUE FUND---An industry benchmark of average small-cap value funds with similar investment objectives and policies, as measured by Lipper Inc.

AVERAGE   TAX-EXEMPT  MONEY  MARKET  FUND---An  industry  benchmark  of  average tax-exempt money market funds with similar investment objectives and policies, as measured by Lipper Inc.

AVERAGE U.S. TREASURY MONEY MARKET FUND---An industry benchmark of average U.S. treasury money market funds with similar investment objectives and policies, as measured by Lipper Inc.

AVERAGE UTILITY FUND---An industry benchmark of average utility funds with similar investment objectives and policies, as measured by Lipper Inc.

BALANCED COMPOSITE INDEX---Made up of two unmanaged benchmarks, weighted 60% Wilshire 5000 Index and 40% Lehman Brothers Aggregate Bond Index.

CALVERT SOCIAL INDEX--A socially screened index of large- and mid-capitalization U.S. stocks that is provided by the Calvert Group of Bethesda, Maryland.

CONSERVATIVE GROWTH COMPOSITE AVERAGE---A composite fund average weighted 40% average fixed income fund, 35% average general equity fund, 20% average money market fund, and 5% average international fund. Derived from data provided by Lipper Inc.

CONSERVATIVE GROWTH COMPOSITE INDEX---Made up of four unmanaged benchmarks, weighted 40% Lehman Brothers Aggregate Bond Index, 35% Wilshire 5000 Index, 20% Salomon Smith Barney 3-Month Treasury Index, and 5% Morgan Stanley Capital International Europe Australasia Far East Index.

CREDIT SUISSE FIRST BOSTON CONVERTIBLE SECURITIES INDEX---An industry benchmark that includes convertible securities rated B or better by Standard & Poor's.

GROWTH COMPOSITE AVERAGE---A composite fund average weighted 65% average general equity fund, 20% average fixed income fund, and 15% average international fund. Derived from data provided by Lipper Inc.

GROWTH COMPOSITE INDEX---Made up of three unmanaged benchmarks, weighted 65% Wilshire 5000 Index, 20% Lehman Brothers Aggregate Bond Index, and 15% MSCI EAFE Index.

GROWTH FUND STOCK INDEX---Tracks the performance of the average common stock holdings of the 50 largest growth-oriented mutual funds.

IMONEYNET MONEY FUND REPORT'S AVERAGE 100% TREASURY FUND---Contains weekly summary of asset, yield, average maturity and portfolio holdings data for the industry benchmark Money Fund Report Averages.

INCOME COMPOSITE AVERAGE---A composite fund average weighted 60% averaged fixed income fund, 20% average general equity fund, and 20% average money market fund. Derived from data provided by Lipper Inc.

INCOME COMPOSITE INDEX---Made up of three unmanaged benchmarks, weighted 60% Lehman Brothers Aggregate Bond Index, 20% Wilshire 5000 Index, and 20% Salomon Smith Barney 3-Month Treasury Index.

LEHMAN BROTHERS 1-5 YEAR GOVERNMENT/CREDIT BOND INDEX---Includes U.S. Treasury and agency obligations, as well as investment-grade (rated Baa3 or above by Moody's) corporate and international dollar-denominated bonds, all having maturities of 1 to 5 years.

LEHMAN BROTHERS 1-5 YEAR U.S. CREDIT INDEX---Includes investment-grade corporate and international dollar-denominated bonds (rated Baa3 or above by Moody's) with maturities of 1 to 5 years.

LEHMAN BROTHERS 1-5 YEAR U.S. GOVERNMENT BOND INDEX---Includes U.S. Treasury and agency obligations with maturities of 1 to 5 years.

LEHMAN BROTHERS 1-5 YEAR U.S. TREASURY BOND INDEX---Includes U.S. Treasury obligations with maturities of 1 to 5 years.

LEHMAN  BROTHERS  3  YEAR  MUNICIPAL  BOND   INDEX---Includes   investment-grade
tax-exempt bonds (rated Baa or above by Moody's) that are issued by state and local governments and have maturities of 2 to 4 years.

LEHMAN BROTHERS 5-10 YEAR GOVERNMENT/CREDIT BOND INDEX---Includes U.S. Treasury and agency obligations, as well as investment-grade corporate and international dollar-denominated bonds (rated Baa3 or above by Moody's), all having maturities of 5 to 10 years.

LEHMAN  BROTHERS  5-10  YEAR  U.S.  CREDIT   INDEX---Includes   investment-grade
corporate and international dollar-denominated bonds (rated Baa3 or above by Moody's) with maturities of 5 to 10 years.

LEHMAN BROTHERS 5-10 YEAR U.S. TREASURY BOND INDEX---Includes U.S. Treasury obligations with maturities of 5 to 10 years.

LEHMAN  BROTHERS  7  YEAR  MUNICIPAL  BOND   INDEX---Includes   investment-grade
tax-exempt bonds (rated Baa or above by Moody's) that are issued by state and local governments and have maturities of 6 to 8 years.

LEHMAN  BROTHERS  10  YEAR  MUNICIPAL  BOND  INDEX---Includes   investment-grade
tax-exempt bonds (rated Baa or above by Moody's) that are issued by state and local governments and have maturities of 8 to 12 years.

LEHMAN BROTHERS AGGREGATE BOND INDEX---The broadest measure of the taxable U.S. bond market, including most Treasury, agency, corporate, mortgage-backed, asset-backed, and international dollar-denominated issues, all with investment-grade ratings (rated Baa3 or above by Moody's) and maturities of 1 year or more.

LEHMAN BROTHERS CREDIT A OR BETTER BOND INDEX---Includes high-quality corporate and international dollar-denominated bonds (rated A or above by Moody's) with a broad range of maturities.

LEHMAN  BROTHERS  GNMA  BOND   INDEX---Includes   mortgage-backed   pass-through
securities of the Government National Mortgage Association; these securities are based on pools of 15- and 30-year fixed-rate home mortgages.

LEHMAN BROTHERS HIGH YIELD BOND INDEX---Includes mainly corporate bonds with credit ratings at or below Ba1 (Moody's) or BB+ (Standard & Poor's); these issues are considered below-investment-grade.

LEHMAN BROTHERS LONG CREDIT A OR BETTER BOND INDEX---Includes top-quality corporate and international dollar-denominated bonds (rated A or above by Moody's) with maturities of 10 years or more.

LEHMAN BROTHERS LONG GOVERNMENT/CREDIT BOND INDEX---Includes U.S. Treasury and agency obligations, as well as investment-grade corporate bonds and international dollar-denominated bonds (rated Baa3 or above by Moody's), all having maturities of 10 years or more.

LEHMAN  BROTHERS  LONG  U.S.  TREASURY  BOND   INDEX---Includes   U.S.  Treasury
obligations with maturities of 10 years or more.

LEHMAN BROTHERS MUNICIPAL BOND INDEX---Includes most investment-grade tax-exempt bonds (rated Baa or above by Moody's) that are issued by state and local governments in the United States.

LEHMAN   BROTHERS   U.S.   TREASURY   INFLATION   NOTES   INDEX---Includes   the
inflation-indexed securities within the Lehman Treasury Index, which represents U.S. Treasury obligations with maturities of more than 1 year.

MODERATE GROWTH COMPOSITE AVERAGE---A composite fund average weighted 50% average general equity fund, 40% averaged fixed income fund, and 10% average international fund. Derived from data provided by Lipper Inc.

MODERATE GROWTH COMPOSITE INDEX---Made up of three unmanaged benchmarks, weighted 50% Wilshire 5000 Index, 40% Lehman Aggregate Bond Index, and 10% MSCI EAFE Index.

MORGAN   STANLEY   CAPITAL   INTERNATIONAL   (MSCI)  ALL  COUNTRY   WORLD  INDEX
FREE---Tracks stock markets in countries included in the MSCI EAFE Index plus the United States, Canada, and a number of emerging markets.

MORGAN STANLEY CAPITAL INTERNATIONAL ALL COUNTRY WORLD INDEX FREE EX USA---Includes both developed markets (minus the United States) and emerging markets from aroung the globe. Tracking stock markets in 48 nations, it is a good representation of the overall international equity market.

MORGAN  STANLEY  CAPITAL   INTERNATIONAL   EMERGING  MARKETS  FREE  INDEX---Free
float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets.

MORGAN STANLEY CAPITAL INTERNATIONAL EUROPE INDEX---Tracks stocks in more than 15 developed European markets.

MORGAN STANLEY CAPITAL INTERNATIONAL EUROPE,  AUSTRALASIA,  FAR EAST INDEX (MSCI
EAFE)---Tracks more than 1,000 stocks from more than 20 developed markets in Europe, Australia , Asia, and the Pacific region.

MORGAN STANLEY CAPITAL INTERNATIONAL EUROPE, AUSTRALASIA, FAR EAST GROWTH INDEX---Measures the performance of those stocks within the MSCI EAFE Index that have higher price/book ratios.

MORGAN  STANLEY  CAPITAL  INTERNATIONAL   PACIFIC   INDEX---Tracks  stocks  from
developed Pacific Rim markets.

MORGAN STANLEY REAL ESTATE INVESTMENT TRUST (REIT) INDEX---Tracks more than 1,000 real estate investment trusts that meet size and liquidity criteria specified by Morgan Stanley.

RUSSELL 1000 INDEX---Measures the performance of the 1,000 largest companies in the Russell 3000 Index.

RUSSELL 1000 GROWTH INDEX---Measures the performance of those Russell 1000 Index companies with higher price/book ratios and higher predicted growth rates.

RUSSELL 1000 VALUE INDEX---Measures the performance of those Russell 1000 Index companies with lower price/book ratios and lower predicted growth rates.

RUSSELL 2500 INDEX---Measures the performance of the 2,500 smallest companies in the Russell 3000 Index.

RUSSELL 2500 GROWTH INDEX---Measures the performance of those Russell 2,500 Index companies with higher price/ book ratios and higher predicted growth rates.

RUSSELL 2000 INDEX---Measures the performance of the 2,000 smallest companies in the Russell 3000 Index.

RUSSELL 2000 GROWTH INDEX---Measures the performance of those Russell 2000 Index companies with higher price/ book ratios and higher predicted growth rates.

RUSSELL 2800 INDEX---Consists of the Russell 3000 Index (the 3,000 largest U.S. stocks) minus the largest 200.

RUSSELL 3000 GROWTH INDEX---Measures the performance of those Russell 3000 Index companies with higher price/ book ratios and higher predicted growth rates.

RUSSELL  3000  INDEX---Measures  the  performance  of  the  3,000  largest  U.S.
companies.

RUSSELL 3000 VALUE INDEX---Measures the performance of those Russell 3000 companies with lower price/book ratios and lower predicted growth rates.

RUSSELL MIDCAP GROWTH INDEX---Measures the performance of those Russell Midcap Index companies with higher price/book ratios and higher predicted growth rates.

RUSSELL MIDCAP INDEX---Measures the performance of the 800 smallest companies in the Russell 1000 Index.

RUSSELL MIDCAP VALUE INDEX---Measures the performance of those Russell Midcap Index companies with lower price/ book ratios and lower predicted growth rates.

SALOMON SMITH BARNEY 3-MONTH U.S. TREASURY BILL INDEX---Tracks the performance of short-term U.S. government debt instruments.

SALOMON SMITH BARNEY BROAD MARKET INDEX---Tracks the performance of the U.S. broad market.

SALOMON SMITH BARNEY EXTENDED MARKET EUROPE AND PACIFIC (EM EPAC) INDEX---Measures the performance of the smallest companies from the 23 European and Pacific countries represented in the Salomon Smith Barney Broad Market Index. The EM EPAC Index represents the bottom 20% of the total market capital of each country.

SALOMON SMITH BARNEY WORLD EQUITY GOLD INDEX---Tracks the performance of companies around the world that are engaged in the mining, processing, or marketing of gold, other precious metals, and rare minerals.

SELECT EMERGING MARKETS FREE INDEX---This composite includes stocks that can be bought free of restrictions in 15 emerging markets of Europe, Asia, Africa, and Latin America (95%), and a cash component (5%) based on the Average Money Market Fund. This index is administered by MSCI exclusively for Vanguard.

STANDARD & POOR'S (S&P) 500 INDEX---A widely used barometer of U.S. stock market performance; as a market-weighted index of leading companies in leading industries, it is dominated by large-capitalization companies.

STANDARD & POOR'S 500/BARRA GROWTH  INDEX---Includes those stocks of the S&P 500
Index  that  have  higher  price/book  ratios;   these  stocks  generally  offer
lower-than-average dividend yields.

STANDARD & POOR'S 500/BARRA VALUE  INDEX---Includes  those stocks of the S&P 500
Index  that  have  lower  price/book   ratios;   these  stocks  generally  offer
higher-than-average dividend yields.

STANDARD & POOR'S ENERGY SECTOR INDEX---Tracks the stocks of the energy-related companies within the S&P 500 Index.

STANDARD & POOR'S HEALTH SECTOR INDEX---Tracks the stocks of the health care companies within the S&P 500 Index.

STANDARD  &  POOR'S  INTEGRATED   TELECOMMUNICATION   SERVICES  INDEX---Includes
Telecommunications Services industry group (Alternative Carriers and Integrated Telecommunication Equipment) and Wireless Telecommunications Services.

STANDARD & POOR'S MIDCAP 400/BARRA GROWTH INDEX---Includes those stocks of the S&P MidCap 400 Index that have above average price/earnings and price/book ratios.

STANDARD & POOR'S MIDCAP 400 INDEX---Includes stocks of 400 medium-sized U.S. companies representing a spectrum of industries. On average, these stocks are smaller than those in the S&P 500 Index.

STANDARD   &   POOR'S    SMALLCAP   600    INDEX---Includes    stocks   of   600
small-capitalization U.S. companies representing a spectrum of industries. On average, these stocks are smaller than those in the S&P MidCap 400 Index.

STANDARD & POOR'S SMALLCAP 600/BARRA GROWTH INDEX---Includes those stocks of the S&P SmallCap 600 Index that have higher price/book ratios.

STANDARD & POOR'S SMALLCAP 600/BARRA VALUE INDEX---Includes those stocks of the S&P SmallCap 600 Index that have lower price/book ratios.

STANDARD & POOR'S UTILITIES INDEX---Includes the following industries: Electric Utilities; Gas Utilities; Multi-Utilities, and Water Utilities.

STAR COMPOSITE AVERAGE---An industry benchmark average similarly weighted using the average general equity fund, average fixed income fund, and average money market fund, as measured by Lipper Inc.

STAR COMPOSITE INDEX---Made up of three unmanaged benchmarks, weighted 62.5% Wilshire 5000 Index, 25% Lehman Brothers Aggregate Bond Index, and 12.5% Salomon Smith Barney 3-Month Treasury Index.

TARGET REIT COMPOSITE---Consists of the Morgan Stanley REIT Index adjusted to include a 2% cash position (Lipper Money Market Average).

TAX-MANAGED BALANCED COMPOSITE INDEX---Made up of two unmanaged benchmarks, weighted 50% Russell 1000 Index and 50% Lehman Brothers 7 Year Municipal Bond Index.

TOTAL INTERNATIONAL COMPOSITE INDEX---Consists of the MSCI Europe Index plus the MSCI Pacific Index, and the Select Emerging Markets Free Index.

UTILITIES COMPOSITE INDEX---Made up of two unmanaged benchmarks, weighted 75% S&P Utilities Index and 25% S&P Integrated Telecommunication Services Index.

WELLESLEY COMPOSITE INDEX---Made up of four unmanaged benchmarks, weighted 65% Lehman Brothers Credit A or Better Index, 26% S&P 500/Barra Value Index, 4.5% S&P Utilities Index, and 4.5% S&P Integrated Telecommunication Services Index.

WELLINGTON COMPOSITE INDEX---Made up of two unmanaged benchmarks, weighted 65% S&P 500 Index and 35% Lehman Brothers Credit A or Better Index.

WILSHIRE 4500 COMPLETION INDEX---Measures the performance of virtually all U.S. mid- and small-capitalization stocks. The index is constructed by removing the S&P 500 Index stocks from the Wilshire 5000 Index.

WILSHIRE 5000 TOTAL MARKET INDEX---The broadest measure of the U.S. stock market; tracks some 6,000 stocks.

                DESCRIPTION OF MUNICIPAL BONDS AND THEIR RATINGS

MUNICIPAL BONDS--GENERAL. Municipal Bonds generally include debt obligations issued by states and their political subdivisions, and duly constituted authorities and corporations, to obtain funds to construct, repair or improve various public facilities such as airports, bridges, highways, hospitals, housing, schools, streets and water and sewer works. Municipal Bonds may also be issued to refinance outstanding obligations, as well as to obtain funds for general operating expenses and for loan to other public institutions and facilities.

     The two principal classifications of municipal bonds are "general obligation" and "revenue" or "special tax" bonds. General obligation bonds are secured by the issuer's pledge of its full faith, credit, and taxing power for the payment of principal and interest. Revenue or special tax bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other tax, but not from general tax revenues. The Funds may also invest in tax-exempt industrial development bonds, short-term municipal obligations, demand notes, and tax-exempt commercial paper.

     Industrial revenue bonds in most cases, are revenue bonds and generally do not have the pledge of the credit of the issuer. The payment of the principal and interest on such industrial revenue bonds is dependent solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment. Short-term municipal obligations issued by states, cities, municipalities or municipal agencies include tax anticipation notes, revenue anticipation notes, bond anticipation notes, construction loan notes and short-term discount notes.

     Note obligations with demand or put options may have a stated maturity in excess of one year, but permit any holder to demand payment of principal plus accrued interest upon a specified number of days' notice. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. The issuer of such notes normally has a corresponding right, after a given period, to repay in its discretion the outstanding principal of the note plus accrued interest upon a specific number of days' notice to the bondholders. The interest rate on a demand note may be based upon a known lending rate, such as a bank's prime rate, and be adjusted when such rate changes, or the interest rate on a demand note may be a market rate that is adjusted at specified intervals. The demand notes in which the Funds will invest are payable on not more than 397 days' notice. Each note purchased by the Funds will meet the quality criteria set out above for the Funds.

     The yields of Municipal Bonds depend on, among other things, general money market conditions, conditions in the municipal bond market, the size of a particular offering, the maturity of the obligation, and the rating of the issue. The ratings of Moody's Investors Service, Inc. and Standard & Poor's Corporation represent their opinions of the quality of the municipal bonds rated by them. It should be emphasized that such ratings are general and are not absolute standards of quality. Consequently, municipal bonds with the same maturity, coupon and rating may have different yields, while municipal bonds of the same maturity and coupon, but with different ratings may have the same yield. It will be the responsibility of the investment management staff to appraise independently the fundamental quality of the bonds held by the Funds.

     The Funds may purchase municipal bonds subject to so-called "demand features." In such cases the Funds may purchase a security that is nominally long-term but has many of the features of shorter-term securities. By virtue of this demand feature, the security will be deemed to have a maturity date that is earlier than its stated maturity date.

     From time to time proposals have been introduced before Congress to restrict or eliminate the federal income tax exemption for interest on municipal bonds. Similar proposals may be introduced in the future. If any such proposal were enacted, it might restrict or eliminate the ability of each Fund to achieve its investment objective. In that event, the Fund's trustees and officers would reevaluate the Fund's investment objective and policies and consider recommending to its shareholders changes in such objective and policies.

     Similarly, from time to time proposals have been introduced before state and local legislatures to restrict or eliminate the state and local income tax exemption for interest on municipal bonds. Similar proposals may be introduced in the future. If any such proposal were enacted, it might restrict or eliminate the ability of each Fund to achieve its respective investment objective. In that event, the Fund's trustees and officers would reevaluate its investment objective and policies and consider recommending to its shareholders changes in such objective and policies. (For more information please refer to "State Risk Factors" beginning on page B-15.)

EXCERPTS FROM MOODY'S MUNICIPAL BOND RATINGS:

     Aaa--Judged to be of the "best quality" and are referred to as "gilt edge." Interest payments are protected by a large or an exceptionally stable margin and principal is secure.

     Aa--Judged to be of "high quality by all standards." Margins of protection or other elements make long-term risks appear somewhat larger than Aaa-rated municipal bonds. Together with Aaa group they make up what are generally know as "high grade bonds".

     A--Possess many favorable investment attributes and are considered "upper-medium-grade obligations." Factors giving security to principal and interest of A-rated municipal bonds are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa--Considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time.

     Ba--Protection of principal and interest payments may be very moderate. Judged to have speculative elements. Their future cannot be considered as well-assured.

     B--Lack characteristics of a desirable investment. Assurance of interest and principal payments over any long period of time may be small.

     Caa--Poor standing. May be in default or there may be present elements of danger with respect to principal and interest.

     Ca--Speculative in a high degree. Often in default.

     C--Lowest rated class of bonds. Issues so rated can be regarded as having extremely poor prospects for ever attaining any real investment standing.

DESCRIPTION OF MOODY'S RATINGS OF STATE AND MUNICIPAL NOTES: Moody's ratings for state and municipal notes and other short-term obligations are designated Moody's Investment Grade (MIG). Symbols used will be as follows:

     MIG-1--Best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both;

     MIG-2--High quality with margins of protection ample although not so large as in the preceding group.

DESCRIPTION OF MOODY'S HIGHEST COMMERCIAL PAPER RATING: PRIME-1 (P-1)--Judged to be of the best quality. Their short-term debt obligations carry the smallest degree of investment risk.

EXCERPTS FROM STANDARD & POOR'S MUNICIPAL BOND RATINGS:

     AAA--Has the highest rating assigned by Standard &Poor's. Extremely strong capacity to pay principal and interest.

     AA--Has a very strong capacity to pay interest and repay principal and differs from higher rated issues only in a small degree.

     A--Has a strong capacity to pay principal and interest,  although  somewhat
more  susceptible  to  the  adverse  changes  in   circumstances   and  economic
conditions.

     BBB--Regarded as having an adequate capacity to pay principal and interest. Normally exhibit adequate protection parameters but adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest than for bonds in A category.

     BB, B, CCC, CC-- Predominately speculative with respect to capacity to pay interest and repay principal in accordance with terms of obligation. BB indicates the lowest degree of speculation and CC the highest.

     D--In default, and payment of principal and/or interest is in arrears.

     The ratings from AA to B may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

EXCERPT FROM STANDARD & POOR'S RATING OF MUNICIPAL NOTE ISSUES: SP-1+ --Very strong capacity to pay principal and interest; SP-1 --Strong capacity to pay principal and interest.

DESCRIPTION OF STANDARD & POOR'S HIGHEST COMMERCIAL PAPERS RATINGS: A-1+ --This designation indicates the degree of safety regarding timely payment is overwhelming; A-1 --This designation indicates the degree of safety regarding timely payment is very strong.




                                                                   SAI075 032003
                                    B-53

                                     PART C
                     VANGUARD MASSACHUSETTS TAX-EXEMPT FUND
                                OTHER INFORMATION

ITEM 23. EXHIBITS

EXHIBITS   DESCRIPTION
(a) Declaration of Trust, amended and restated July 19, 2002, is filed herewith.
(b) By-Laws, filed on September 17, 1998, are hereby incorporated by reference.
(c) Reference is made to Articles III and V of the Registrant's Declaration of Trust
(d) Investment Advisory Contract, for The Vanguard Group, Inc., is hereby incorporated by reference.
(e)    Not applicable
(f) Reference is made to the section entitled "Management of the Funds" in the Registrant's Statement of Additional Information
(g)    Custodian Agreement, for Wachovia Bank, is filed herewith.
(h)    Amended and Restated Funds' Service Agreement, is filed herewith.
(i)    Not Applicable
(j) Consent of Independent Accountants, dated March 10, 2003, is filed herewith.
(k)    Not Applicable
(l)    Not Applicable
(m)    Not Applicable
(n) Rule 18f-3 Plan, filed on March 27, 2001, Post-Effective Amendment No. 3, is hereby incorporated by reference.
(o)    Not Applicable
(p)    Code of Ethics, for The Vanguard Group, Inc., is filed herewith.

ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

Registrant is not controlled by or under common control with any person.


ITEM 25. INDEMNIFICATION

The Registrant's organizational documents contain provisions indemnifying Trustees and officers against liability incurred in their official capacity.
Article VII, Section 2 of the Declaration of Trust provides that the Registrant may indemnify and hold harmless each and every Trustee and officer from and against any and all claims, demands, costs, losses, expenses, and damages whatsoever arising out of or related to the performance of his or her duties as a Trustee or officer. However, this provision does not cover any liability to which a Trustee or officer would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office. Article VI of the By-Laws generally provides that the Registrant shall indemnify its Trustees and officers from any liability arising out of their past or present service in that capacity. Among other things, this provision excludes any liability arising by reason of willful misfeasance, bad faith, gross negligence, or the reckless disregard of the duties involved in the conduct of the Trustee's or officer's office with the Registrant.


ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

The Vanguard Group, Inc. (Vanguard), is an investment adviser registered under the Investment Advisers Act of 1940, as amended (the Advisers Act). The list required by this Item 26 of officers and directors of Vanguard, together with any information as to any business profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated herein by reference from Schedules B and D of Form ADV filed by Vanguard pursuant to the Advisers Act (SEC File No. 801-11953).

ITEM 27. PRINCIPAL UNDERWRITERS

a.     Not Applicable
b.     Not Applicable
c.     Not Applicable

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS

The books, accounts and other documents required by Section 31(a) under the 1940 Act and the Rules thereunder will be maintained at the offices of Registrant; Registrant's Transfer Agent, The Vanguard Group, Inc., 100 Vanguard Boulevard, Malvern, Pennsylvania 19355; and the Registrant's Custodian, First Union National Bank, Philadelphia, Pennsylvania 19106.


ITEM 29. MANAGEMENT SERVICES

Other than as set forth under the description of The Vanguard Group in Part B of
this   Registration   Statement,   the   Registrant   is  not  a  party  to  any
management-related service contract.


ITEM 30. UNDERTAKINGS

Not Applicable

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant hereby certifies that it meets all requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the Town of Valley Forge and the Commonwealth of Pennsylvania, on the 12th day of March, 2003.

                                VANGUARD MASSACHUSETTS TAX-EXEMPT FUND

                                   BY:_____________(signature)________________

                                                   (HEIDI STAM)
                                                 JOHN J. BRENNAN*
                                       CHAIRMAN AND CHIEF EXECUTIVE OFFICER


Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated:

--------------------------------------------------------------------------------
SIGNATURE                           TITLE                           DATE
--------------------------------------------------------------------------------
By:/S/ JOHN J. BRENNAN         President, Chairman, Chief      March 12, 2003
   --------------------------- Executive Officer, and Trustee
       (Heidi Stam)
      John J. Brennan*

By:/S/ CHARLES D ELLIS         Trustee                         March 12, 2003
   ---------------------------
       (Heidi Stam)
     Charles D. Ellis*

By:/S/ JOANN HEFFERNAN HEISEN  Trustee                         March 12, 2003
   ---------------------------
       (Heidi Stam)
     JoAnn Heffernan Heisen*

By:/S/ RAJIV L. GUPTA          Trustee                         March 12, 2003
   ---------------------------
       (Heidi Stam)
     JoAnn Heffernan Heisen*

By:/S/ BURTON G. MALKIEL       Trustee                         March 12, 2003
   ---------------------------
       (Heidi Stam)
       Burton G. Malkiel*

By:/S/ ALFRED M. RANKIN, JR.   Trustee                         March 12, 2003
   ---------------------------
       (Heidi Stam)
     Alfred M. Rankin, Jr.*

By:/S/ J. LAWRENCE WILSON      Trustee                         March 12, 2003
   ---------------------------
       (Heidi Stam)
     J. Lawrence Wilson*

By:/S/ THOMAS J. HIGGINS       Treasurer and Principal         March 12, 2003
   --------------------------- Financial Officer and Principal
       (Heidi Stam)            Accounting Officer
      Thomas J. Higgins*



*By Power of Attorney. See File Number 2-57689, filed on December 23, 2002.
  Incorporated by Reference.

                                INDEX TO EXHIBITS



Declaration of Trust. . . . . . . . . . . . . . . . . . .Ex-99.BA

Custodian Agreement. . . . . . . . . . . . . . . . . . . Ex-99.BG

Service Agreement. . . . . . . . . . . . . . . . . . . . Ex-99.BH

Consent of Independent Accountants. . . . . . . . . . . .Ex-99.BJ

Code of Ethics for The Vanguard Group. . . . . . . . . . Ex-99.BP